UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. December 31, 2023 Annual Reports transmitted to shareholders.

December 31, 2023
William Blair Funds Annual Report

December 31, 2023	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2023

U.S. Growth & Core Market Review and Outlook

U.S. equity indices had positive returns for the year ended December 31, 2023.

During the first half of the year, there was a wide range of performance across style and size dimensions. Despite investors’ concerns regarding regional bank failures and higher interest rates, positive developments such as robust jobs growth and moderating inflation rates provided a strong counterbalance for the market. Against this backdrop, the U.S. economy produced solid growth in the first half of the year as Gross Domestic Product (GDP) grew at an annualized rate of 2.1% in the second quarter, modestly below the first quarter’s expansion of 2.2%.

Mid-year, a brief equity market rally was fueled by optimism that the Federal Reserve (Fed) had guided the economy to a soft landing and policy tightening would soon come to an end. That enthusiasm, along with stock prices, faded as fears of persistent inflation caused investors to price in the prospect of an extended period of higher interest rates. U.S. Treasury yields marched higher, reaching multi-year highs, and the U.S. dollar strengthened as investors digested the Fed’s interest rate moves and forward-looking commentary.

U.S. equity indices advanced in the fourth quarter, with notable strength in November and December. This followed inflation data indicating continued moderation and a pivot to dovish comments from the Fed, which led to the belief that the Fed had reached peak interest rates, potentially leading to earlier rate cuts in 2024 than previously anticipated. In turn, U.S. Treasury yields retreated and stocks rallied over the final two months of the year.

Moderating U.S. inflation rates and the prospect of easing Fed policy has increased sentiment for a soft landing for the U.S. economy. However, the cumulative effect of the Fed’s two-year rate-hiking cycle is still unfolding. The transition to higher interest rates, and subsequently increased borrowing costs for consumers and businesses, may lead to slower than expected economic growth. Moderation in consumer spending and more limited pricing power for corporations, as inflation eases, pose potential headwinds for topline growth.

Against this backdrop, companies with strong balance sheets, durable business models, sustainable cash flow, and the ability to self-fund growth are likely to be in an advantaged position relative to peers. We believe our philosophy of identifying durable businesses whose stocks present attractive risk/reward opportunities should serve us well in a variety of economic environments, as it has historically.

December 31, 2023	William Blair Funds	3

U.S. Value Market Review and Outlook

2023 was a year characterized by uncertainty in which investors faced an environment with little conviction nor a clear direction. After rising sharply in the second and third quarters, interest rates peaked in the fourth quarter fueled by the potential for a more accommodative Fed policy in 2024, which allowed investors to enjoy a broad-based relief rally in the fourth quarter. Similar to interest rates, oil prices peaked in late September and declined sharply throughout the fourth quarter. In the fourth quarter investors bid up cyclicals, small caps and lower quality names which had been lagging substantially in the first three quarters.

While we were pleased to witness the market rally in the fourth quarter, we are concerned that perhaps investors may be too optimistic in the near-term. For example, while the Fed specifically cited the potential for three future rate cuts, several datapoints suggest that the market is discounting six in 2024. Further, it seems inconsistent for the market to expect six rates cuts while at the same time expecting 11% earnings growth for the S&P 500 index. Said another way, if that many cuts do occur in 2024, it is probable that the economy will have significantly deteriorated.

Despite this caution (and the recent market increase), small-to-mid cap stocks trade at a discount to larger peers and we believe they are attractively valued on their own long-term history. We are also encouraged by the recent uptick in merger activity, a trend which typically favors smaller and mid-sized companies. Lastly, as always, we strive to identify high quality companies whose stock prices already reflect an excessive amount of skepticism. Therefore, in an environment where growth may be slowing and earnings estimates could be too high, we believe the Fund is well positioned. Historically, these periods have also provided fertile ground to find attractive investments and we are prepared to act quickly should the opportunity arise.

4	Annual Report	December 31, 2023

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording, CFA

The William Blair Growth Fund (Class N shares) (the “Fund”) posted a 37.76% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 41.21%.

During the year, the Fund trailed the robust 41.21% return of the Index, driven by a combination of style and stock-specific factors. From a style perspective, our typical bias toward small and mid-caps was a headwind as mega caps significantly outperformed. Within the Index, stocks over $100 billion in market capitalization returned 50.5%, as compared to the rest of the Index which returned 25.6%, a spread of approximately 25%. At the stock level, the top detractors were SBA Communications (Real Estate) and Nike (Consumer Discretionary). Shares of SBA Communications, one of the largest independent operators of wireless towers, lagged as carrier spending slowed and higher interest rates weighed on valuation. Shares of Nike lagged due to foreign exchange pressures and macro-economic headwinds, particularly as it relates to the company’s revenue exposure in China. Other notable underperforming holdings included Coca Cola (Consumer Staples), Estee Lauder (Consumer Staples) and UnitedHealth Group (Health Care). Not owning Tesla (Consumer Discretionary) also detracted from full year relative performance. In addition, stock selection in Communication Services and the Consumer sectors dampened performance as our holdings, in aggregate, lagged their sector peers. The top contributors for the year were Palo Alto Networks (Information Technology) and Advanced Micro Devices (Information Technology). Palo Alto, a leading network security company, benefited from strong growth in next generation security products amid a challenging security spend environment. Fabless semiconductor company Advanced Micro Devices outperformed on improvement in its data center segment as well as better investor appreciation of the company’s positioning to capitalize on opportunities in AI (Artificial Intelligence). Cameco (Energy), National Instruments (Information Technology) and MongoDB (Information Technology) were other strong performing holdings. Not owning AbbVie (Health Care) also added relative value as patent cliff concerns for the company’s Humira drug weighed on shares. Finally, positive stock selection in Industrials and among smaller market caps also benefited relative performance.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

December 31, 2023	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	37.76%	5.77%	16.25%	11.92%	—%
Class I	38.15	6.06	16.57	12.25	—
Class R6	38.19	6.12	—	—	13.50
Russell 3000® Growth Index	41.21	8.08	18.85	14.33	15.60
S&P 500® Index	26.29	10.00	15.69	12.03	12.94

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Annual Report	December 31, 2023

Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—34.5%
*	Advanced Micro Devices, Inc.	43,596	$6,426
*	Dynatrace, Inc.	57,413	3,140
	Microsoft Corp.	63,473	23,868
*	MongoDB, Inc.	3,927	1,606
*	Nice Ltd.—ADR	13,960	2,785
	NVIDIA Corp.	22,505	11,145
*	Palo Alto Networks, Inc.	27,491	8,107
	Power Integrations, Inc.	18,480	1,517
*	Pure Storage, Inc.	83,588	2,981
*	ServiceNow, Inc.	8,324	5,881
	Texas Instruments, Inc.	25,488	4,345
*	Tyler Technologies, Inc.	7,409	3,098
*	Vertex, Inc.	68,484	1,845
*	Workday, Inc.	13,073	3,609
*	Workiva, Inc.	22,961	2,331
			82,684
	Health Care—13.8%
	Abbott Laboratories	41,707	4,591
*	HealthEquity, Inc.	23,372	1,550
*	Intuitive Surgical, Inc.	17,478	5,896
*	Repligen Corp.	15,047	2,705
*	Treace Medical Concepts, Inc.	149,338	1,904
	UnitedHealth Group, Inc.	18,173	9,568
*	Veeva Systems, Inc.	12,500	2,407
	Zoetis, Inc.	22,513	4,443
			33,064
	Consumer Discretionary—12.6%
*	Amazon.com, Inc.	116,810	17,748
*	Bright Horizons Family Solutions, Inc.	27,720	2,613
*	Five Below, Inc.	16,678	3,555
	NIKE, Inc.	35,758	3,882
*	Skyline Champion Corp.	31,353	2,328
			30,126
	Communication Services—8.9%
*	Alphabet, Inc.	122,143	17,062
	Warner Music Group Corp.	89,166	3,191
*	ZipRecruiter, Inc.	68,284	949
			21,202
	Financials—8.7%
	Apollo Global Management, Inc.	35,672	3,324
	Carlyle Group, Inc.	77,524	3,154
	Everest Group Ltd.†	7,420	2,624
	Mastercard, Inc.	27,548	11,750
			20,852
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Industrials—7.8%
*	ACV Auctions, Inc.	204,822	$3,103
	Brink’s Co.	44,826	3,942
*	Chart Industries, Inc.	15,982	2,179
*	Copart, Inc.	106,445	5,216
*	Kornit Digital Ltd.†	70,053	1,342
*	Verra Mobility Corp.	121,692	2,803
			18,585
	Consumer Staples—6.0%
	Coca-Cola Co.	80,746	4,758
	Estee Lauder Cos., Inc.	9,926	1,452
	Lancaster Colony Corp.	15,791	2,627
*	Performance Food Group Co.	47,086	3,256
*	Vital Farms, Inc.	138,398	2,172
			14,265
	Energy—4.1%
	Cameco Corp.	86,277	3,718
*	Green Plains, Inc.	62,677	1,581
	New Fortress Energy, Inc.	82,644	3,118
	Whitecap Resources, Inc.	226,335	1,522
			9,939
	Real Estate—1.2%
*	CoStar Group, Inc.	32,640	2,852
	Materials—1.0%
	Crown Holdings, Inc.	26,318	2,424
	Total Common Stocks—98.6% (cost $124,885)		235,993

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $2,735, collateralized by U.S. Treasury Note, 4.375%, due 08/15/26, valued at $2,789	$2,734	2,734
	Total Repurchase Agreement—1.1% (cost $2,734)		2,734
	Total Investments—99.7% (cost $127,619)		238,727
	Cash and other assets, less liabilities—0.3%		665
	Net assets—100.0%		$239,392

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan, CFA David P. Ricci, CFA

The William Blair Large Cap Growth Fund (Class N shares) (the “Fund”) posted a 40.11% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 42.68%.

The Fund lagged the Index for the full year period. Relative performance was primarily driven by stock-specific dynamics. Performance of the Index was dominated by a small number of growth companies with large weights, particularly those perceived to be beneficiaries of Generative Artificial Intelligence (“Generative AI”) whose stocks have appreciated primarily on valuation multiple expansion. Among the larger sources of underperformance as compared to the Index came from our underweight to NVIDIA (Information Technology) and not owning Tesla (Consumer Discretionary). Shares of fabless semiconductor company NVIDIA advanced as artificial intelligence applications were used more broadly and demand is expected to continue to accelerate. While we established a position in the stock during the period, our underweight exposure from earlier in the year was a detractor from relative performance. As it relates to Tesla, while decelerating sales and price cuts have negatively impacted earnings expectations as we expected, the stock appreciated primarily on speculation that Tesla is positioned to be a beneficiary of Generative AI. Within the Fund, our top detractors for the period included Estee Lauder (Consumer Staples), UnitedHealth (Health Care), Nike (Consumer Discretionary) and Costar Group (Real Estate). Estee Lauder, a leader in the prestige beauty market that manufactures and sells premium beauty products in more than 150 countries across a variety of channels, reported decelerating growth in the highly profitable Asia travel retail segment, which put pressure on margins. UnitedHealth, a provider of health care coverage, software and data consultancy services, underperformed due to forward guidance that indicated lower-than-expected Medicare Advantage membership growth and a higher-than-expected medical loss ratio. Our top individual contributors for the period included Palo Alto Networks (Information Technology), Salesforce (Information Technology), Advanced Micro Devices (Information Technology), Amazon (Consumer Discretionary) and Copart (Industrials). Palo Alto, a leading network security company, benefited from strong demand in a challenging security spend environment. Salesforce, the market leader in sales and customer relationship management software, reported strong margin expansion. Furthermore, not owning AbbVie, a pharmaceutical company, was a positive contributor to performance.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

8	Annual Report	December 31, 2023

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	40.11%	6.52%	17.51%	14.40%	—%
Class I	40.48	6.80	17.80	14.70	—
Class R6	40.56	6.86	—	—	14.79
Russell 1000® Growth Index	42.68	8.86	19.50	14.86	16.27

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—39.9%
	Accenture PLC†	170,740	$59,914
*	Advanced Micro Devices, Inc.	250,358	36,905
	Intuit, Inc.	76,700	47,940
	Lam Research Corp.	44,050	34,503
	Microsoft Corp.	608,630	228,869
	NVIDIA Corp.	187,710	92,958
*	Palo Alto Networks, Inc.	134,850	39,765
*	Salesforce, Inc.	166,680	43,860
*	ServiceNow, Inc.	55,060	38,899
	Texas Instruments, Inc.	164,490	28,039
			651,652
	Consumer Discretionary—15.7%
*	Amazon.com, Inc.	921,600	140,028
*	Chipotle Mexican Grill, Inc.	17,780	40,662
	NIKE, Inc.	223,560	24,272
*	O’Reilly Automotive, Inc.	30,020	28,521
	Starbucks Corp.	234,390	22,504
			255,987
	Communication Services—11.2%
*	Alphabet, Inc.	1,110,320	155,101
*	Live Nation Entertainment, Inc.	300,612	28,137
			183,238
	Health Care—10.5%
	Agilent Technologies, Inc.	117,000	16,266
*	Intuitive Surgical, Inc.	128,310	43,287
	UnitedHealth Group, Inc.	119,800	63,071
*	Veeva Systems, Inc.	79,810	15,365
	Zoetis, Inc.	167,840	33,127
			171,116
	Financials—8.6%
	Apollo Global Management, Inc.	309,351	28,828
	Carlyle Group, Inc.	696,300	28,332
	Mastercard, Inc.	195,800	83,511
			140,671
	Consumer Staples—4.9%
	Costco Wholesale Corp.	72,110	47,598
*	Monster Beverage Corp.	579,110	33,363
			80,961
	Materials—4.0%
	Linde PLC†	88,300	36,266
	Martin Marietta Materials, Inc.	57,870	28,872
			65,138
	Industrials—3.0%
*	Copart, Inc.	727,220	35,634
*	Uber Technologies, Inc.	232,370	14,307
			49,941
	Real Estate—1.6%
*	CoStar Group, Inc.	296,830	25,940
	Total Common Stocks—99.4% (cost $1,134,334)		1,624,644

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $7,344, collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/31, valued at $7,489	$7,342	$7,342
Total Repurchase Agreement—0.5% (cost $7,342)		7,342
Total Investments—99.9% (cost $1,141,676)		1,631,986
Cash and other assets, less liabilities—0.1%		2,116
Net assets—100.0%		$1,634,102

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2023

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Matthew Fleming, CFA

The William Blair Mid Cap Value Fund (Class I shares) (the “Fund”) posted a 13.21% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index, increased 12.71%.

The Fund’s relative outperformance during the year was driven by the combination of stock selection and sector allocations. Specifically, the Fund was positively impacted by its stock selection and sector allocations in 7 of the 11 economic sectors.

The Information Technology sector was the largest contributor to relative performance for the year as strong returns from Technology Hardware & Equipment and Semiconductors & Semiconductor Equipment. Jabil Inc. was a top contributor in this sector and increased over 80% during the year upon divesting its mobility business. The divestiture was well received by the market as the business is now much less cyclical, less exposed to Apple, growing faster, and more focused on longer cycle products which we believe will improve margins over time.

The Fund also benefitted from strong selection during the year within the Materials, Consumer Staples, and Financials sectors. Stock selection within these sectors was broad-based, but Westlake Chemical Corp, Molson Coors Beverage Co., and KKR & Co. Inc. all contributed meaningfully to relative performance.

Conversely, the largest detractor of relative performance during the year was the Fund’s underweight position to the Building Products subsector within Industrials. This subsector soared over 60% for the year on the heels of mortgage rates rising in response to the Federal Reserve’s rate hiking cycle which caused a slowdown in existing housing sales. Unfortunately, the Fund was underweight the Building Products subsector as the valuations for this group were prohibitively elevated.

The largest disappointment to relative performance for the year was stock selection within the Consumer Discretionary sector, specifically its Specialty Retailing investments. Specialty retailer Advance Auto Parts, Inc. declined substantially upon its much worse-than-expected quarterly results. While this stock has been disappointing, we continue to believe that the long-term thesis is intact, and that the position has significant future potential given its current valuation and new management team.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

December 31, 2023	William Blair Funds	11

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023
	1 Year	Since Inception(a)
Class I.	13.21%	2.82%
Class R6	13.14	2.87
Russell Midcap® Value Index	12.71	3.22

(a)	Since inception is for the period from March 16, 2022 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2023

Mid Cap Value Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—17.8%
	Acuity Brands, Inc.	146	$30
	AGCO Corp.	218	26
*	Alaska Air Group, Inc.	662	26
	Allegion PLC†	187	24
	Flowserve Corp.	684	28
	ITT, Inc.	122	14
	Johnson Controls International PLC†	378	22
	Knight-Swift Transportation Holdings, Inc.	430	25
	Snap-on, Inc.	120	35
	Timken Co.	372	30
			260
	Consumer Discretionary—12.5%
	Advance Auto Parts, Inc.	345	21
	BorgWarner, Inc.	710	26
	Brunswick Corp.	262	25
	LKQ Corp.	511	25
	Ralph Lauren Corp.	231	33
	Toll Brothers, Inc.	309	32
	Whirlpool Corp.	165	20
			182
	Information Technology—12.4%
	Amdocs Ltd.†	288	25
*	Check Point Software Technologies Ltd.†	186	28
	Cognizant Technology Solutions Corp.	366	28
*	Flex Ltd.†	906	28
	Hewlett Packard Enterprise Co.	1,493	25
	Jabil, Inc.	164	21
	Skyworks Solutions, Inc.	229	26
			181
	Financials—11.9%
*	Arch Capital Group Ltd.†	264	20
	East West Bancorp, Inc.	348	25
	Hartford Financial Services Group, Inc.	330	26
	Huntington Bancshares, Inc.	1,571	20
	Invesco Ltd.†	1,440	26
	KKR & Co., Inc.	339	28
	Willis Towers Watson PLC†	117	28
			173
	Health Care—11.5%
	Cencora, Inc.	138	28
*	Centene Corp.	336	25
	Encompass Health Corp.	361	24
*	Envista Holdings Corp.	805	19
*	Henry Schein, Inc.	196	15
*	Hologic, Inc.	139	10
	Laboratory Corp. of America Holdings	115	26
	Viatris, Inc.	1,789	20
			167

	Issuer	Shares	Value

	Common Stocks—(continued)
	Materials—7.3%
*	Axalta Coating Systems Ltd.†	827	$28
	Crown Holdings, Inc.	298	27
	Huntsman Corp.	987	25
	PPG Industries, Inc.	181	27
			107
	Energy—6.9%
	APA Corp.	636	23
	Coterra Energy, Inc.	777	20
	Diamondback Energy, Inc.	163	25
	Phillips 66	240	32
			100
	Real Estate—6.7%
	Camden Property Trust	186	18
	Host Hotels & Resorts, Inc.	1,485	29
	Regency Centers Corp.	378	25
	VICI Properties, Inc.	773	25
			97
	Consumer Staples—5.1%
	Ingredion, Inc.	266	29
	Molson Coors Beverage Co.	403	24
	Tyson Foods, Inc.	404	22
			75
	Utilities—3.4%
	Entergy Corp.	243	25
	PPL Corp.	939	25
			50
	Communication Services—0.9%
*	Warner Bros Discovery, Inc.	1,193	14
	Total Common Stocks—96.4% (cost $1,332)		1,406
	Total Investments—96.4% (cost $1,332)		1,406
	Cash and other assets,
	less liabilities—3.6%		52
	Net assets—100.0%		$1,458

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Ward D. Sexton, CFA

The William Blair Small-Mid Cap Core Fund (Class I shares) (the “Fund”) posted a 13.26% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 2500TM Index (the “Index”), increased 17.42%.

During the year, the Fund lagged the Index, primarily driven by stock-specific dynamics. The Fund’s top individual detractors included National Vision Holdings (Consumer Discretionary), Veradigm (Health Care), Globus Medical (Health Care), Mercury Systems (Industrials) and Hannon Armstrong (Financials). National Vision Holdings, the largest value optical retailer in the U.S., was negatively impacted by a shortage in optometrists, resulting in a lack of available exam slots and pressuring revenue and margins in the near term. Additionally, shares of National Vision were pressured as Walmart announced that it had ended its contract with the company. A delay in Veradigm’s, a healthcare information technology company, filings, as well as a management change, weighed on shares of the company. Stock selection in Consumer Discretionary, Information Technology and Health Care also dampened relative performance. In terms of positives, stock selection in Energy, including our position in Cameco, and in Industrials, including our positions in Builders FirstSource and Axon Enterprise, contributed positively to relative returns. Shares of Builders FirstSource, a materials manufacturer and distributor for home builders, benefited from demand strength in the multi-family unit end market, as well as continued share repurchases. Cameco, a company focused on the mining, trading, and processing of uranium, reported strong quarterly results and the company continues to enter favorable long-term contracts against the backdrop of continued upward pressure on uranium spot prices. Other top individual contributors included Verra Mobility (Industrials) and Goosehead Insurance (Financials).

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

14	Annual Report	December 31, 2023

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023
	1 Year	3 Year	Since Inception(a)
Class I	13.26%	5.94%	10.56%
Class R6	13.30	5.98	10.59
Russell 2500TM Index	17.42	4.24	9.57

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.8%
*	ACV Auctions, Inc.	179,544	$2,720
*	Atkore, Inc.	10,397	1,664
*	Axon Enterprise, Inc.	12,645	3,267
	Brink’s Co.	34,565	3,040
*	Builders FirstSource, Inc.	17,889	2,986
	BWX Technologies, Inc.	61,904	4,750
*	Casella Waste Systems, Inc.	43,896	3,751
*	Chart Industries, Inc.	19,313	2,633
*	ExlService Holdings, Inc.	69,237	2,136
*	GXO Logistics, Inc.	47,244	2,889
	Lincoln Electric Holdings, Inc.	6,671	1,451
*	Mercury Systems, Inc.	91,745	3,355
*	Shoals Technologies Group, Inc.	78,091	1,214
	Tecnoglass, Inc.†	33,391	1,526
*	Trex Co., Inc.	22,422	1,856
*	Verra Mobility Corp.	135,950	3,131
*	WillScot Mobile Mini Holdings Corp.	55,203	2,457
			44,826
	Health Care—14.8%
*	Acadia Healthcare Co., Inc.	27,411	2,131
*	Avantor, Inc.	50,355	1,150
	Bio-Techne Corp.	25,499	1,968
*	Certara, Inc.	87,337	1,536
	Chemed Corp.	5,926	3,465
	Encompass Health Corp.	54,911	3,664
*	Globus Medical, Inc.	33,983	1,811
*	Insulet Corp.	14,407	3,126
*	Merit Medical Systems, Inc.	52,452	3,984
*	Neogen Corp.	113,682	2,286
*	Repligen Corp.	7,310	1,314
*	Sotera Health Co.	85,237	1,436
*	Veradigm, Inc.	118,473	1,243
			29,114
	Financials—12.9%
*	BRP Group, Inc.	7,777	187
	Carlyle Group, Inc.	94,817	3,858
	Columbia Banking System, Inc.	109,232	2,914
	East West Bancorp, Inc.	44,894	3,230
*	Euronet Worldwide, Inc.	10,495	1,065
	Everest Group Ltd.†	7,875	2,785
	Tradeweb Markets, Inc.	27,035	2,457
	Virtu Financial, Inc.	128,933	2,612
	Western Alliance Bancorp	56,575	3,722
	Wintrust Financial Corp.	26,082	2,419
			25,249
	Consumer Discretionary—11.9%
	ADT, Inc.	233,334	1,591
*	Boot Barn Holdings, Inc.	13,612	1,045
*	Bright Horizons Family Solutions, Inc.	40,032	3,773
*	Garrett Motion, Inc.	178,351	1,725
*	Grand Canyon Education, Inc.	15,954	2,106
	Installed Building Products, Inc.	9,349	1,709
*	National Vision Holdings, Inc.	110,614	2,315
	Pool Corp.	7,655	3,052
*	Revolve Group, Inc.	40,592	673
	Signet Jewelers Ltd.†	20,736	2,224
*	Skyline Champion Corp.	41,148	3,056
			23,269

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—10.0%
*	Alarm.com Holdings, Inc.	21,162	$1,367
*	Ambarella, Inc.†	15,920	976
*	Calix, Inc.	36,589	1,598
*	Clearwater Analytics Holdings, Inc.	92,001	1,843
	Cognex Corp.	29,770	1,243
*	Dynatrace, Inc.	48,534	2,654
	Entegris, Inc.	14,775	1,770
*	JFrog Ltd.†	48,377	1,674
*	Lattice Semiconductor Corp.	19,666	1,357
*	Nice Ltd.—ADR	12,980	2,590
*	Onto Innovation, Inc.	8,494	1,299
*	Pure Storage, Inc.	33,696	1,202
			19,573
	Materials—7.9%
	Berry Global Group, Inc.	47,839	3,224
	CF Industries Holdings, Inc.	31,953	2,540
	Crown Holdings, Inc.	34,302	3,159
	Eagle Materials, Inc.	12,441	2,523
	FMC Corp.	19,919	1,256
	Sylvamo Corp.	58,313	2,864
			15,566
	Real Estate—6.3%
	Agree Realty Corp.	35,190	2,215
	Americold Realty Trust, Inc.	105,083	3,181
	Equity LifeStyle Properties, Inc.	43,790	3,089
	Healthcare Realty Trust, Inc.	146,318	2,521
	Pebblebrook Hotel Trust	90,524	1,447
			12,453
	Energy—6.1%
	Cameco Corp.	62,884	2,710
*	Green Plains, Inc.	50,667	1,278
	New Fortress Energy, Inc.	89,349	3,371
	TechnipFMC PLC†	144,563	2,912
	Whitecap Resources, Inc.	246,444	1,657
			11,928
	Consumer Staples—3.9%
	Inter Parfums, Inc.	17,670	2,544
	Lancaster Colony Corp.	14,380	2,393
	Primo Water Corp.	177,468	2,671
			7,608
	Utilities—1.5%
	IDACORP, Inc.	29,198	2,871
	Communication Services—1.0%
*	Live Nation Entertainment, Inc.	10,968	1,026
*	ZipRecruiter, Inc.	64,508	897
			1,923
	Total Common Stocks—99.1% (cost $177,590)		194,380

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2023

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $1,865, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $1,902	$1,864	$1,864
Total Repurchase Agreement—0.9% (cost $1,864)		1,864
Total Investments—100.0% (cost $179,454)		196,244
Liabilities, plus cash and other assets—(0.0)%		(64)
Net assets—100.0%		$196,180

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	17

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Nicholas Zimmerman, CFA

The William Blair Small-Mid Cap Growth Fund (Class N shares) (the “Fund”) posted a 17.64% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 18.93%.

During the year, the Fund’s performance was primarily driven by a combination of style factors and stock-specific dynamics. From a style perspective, our typical underweight to unprofitable companies was a modest tailwind. From a stock-specific perspective, selection in Industrials, including our positions in Builders FirstSource and Axon Enterprise, and in Energy, including our position in Cameco, contributed positively to relative returns. Shares of Builders FirstSource, a materials manufacturer and distributor for home builders, benefited from demand strength in the multi-family unit end market, as well as continued share repurchases. Cameco, a company focused on the mining, trading, and processing of uranium, reported strong quarterly results and the company continues to enter favorable long-term contracts against the backdrop of continued upward pressure on uranium spot prices. Other top contributors included National Instruments (Information Technology) and Guidewire Software (Information Technology). Stock selection in Consumer Discretionary, including our positions in National Vision Holdings and Planet Fitness and Information Technology, including our position in Wolfspeed, Inc. was a detractor in the period. National Vision Holdings, Inc., the largest value optical retailer in the U.S., was negatively impacted by a shortage in optometrists, resulting in a lack of available exam slots and pressuring revenue and margins in the near term. Additionally, shares of National Vision were pressured as Walmart announced that it had ended its contract with the company. Other top individual detractors included Mercury Systems (Industrials) and Lancaster Colony (Consumer Staples). Shares of Mercury Systems, a provider of sensor processing subsystems, declined on near-term profit pressures amidst manufacturing and supply chain challenges.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

18	Annual Report	December 31, 2023

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	17.64%	(0.69)%	11.02%	9.82%	—%
Class I	17.93	(0.44)	11.30	10.10	—
Class R6	17.95	(0.39)	—	—	7.73
Russell 2500TM Growth Index	18.93	(2.68)	11.43	8.78	7.65

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	19

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—25.4%
*	Acadia Healthcare Co., Inc.	419,280	$32,603
*	Amicus Therapeutics, Inc.	1,712,900	24,306
	Bio-Techne Corp.	359,000	27,701
*	Blueprint Medicines Corp.	277,604	25,606
*	Certara, Inc.	832,083	14,636
*	Charles River Laboratories International, Inc.	71,237	16,841
	Chemed Corp.	75,066	43,895
	Encompass Health Corp.	704,717	47,019
*	Evolent Health, Inc.	726,000	23,980
*	Globus Medical, Inc.	235,395	12,544
*	HealthEquity, Inc.	333,308	22,098
*	Insmed, Inc.	615,951	19,088
*	Inspire Medical Systems, Inc.	121,342	24,685
*	Insulet Corp.	136,346	29,584
*	Merit Medical Systems, Inc.	474,426	36,037
*	Neogen Corp.	1,131,900	22,763
*	Penumbra, Inc.	142,786	35,916
*	Repligen Corp.	148,700	26,736
*	Twist Bioscience Corp.	552,373	20,361
			506,399
	Industrials—19.9%
	Advanced Drainage Systems, Inc.	266,700	37,509
*	Axon Enterprise, Inc.	159,358	41,167
	Brink’s Co.	360,738	31,727
*	Builders FirstSource, Inc.	179,456	29,958
	BWX Technologies, Inc.	631,052	48,420
*	Casella Waste Systems, Inc.	311,261	26,600
*	Chart Industries, Inc.	168,755	23,006
*	ExlService Holdings, Inc.	501,200	15,462
	HEICO Corp.	207,356	29,536
*	Mercury Systems, Inc.	857,492	31,358
	Regal Rexnord Corp.	93,100	13,781
*	Shoals Technologies Group, Inc.	747,930	11,623
*	SiteOne Landscape Supply, Inc.	100,300	16,299
*	Trex Co., Inc.	324,421	26,859
*	WillScot Mobile Mini Holdings Corp.	304,600	13,555
			396,860
	Information Technology—18.0%
*	Alarm.com Holdings, Inc.	328,841	21,250
*	Ambarella, Inc.†	213,600	13,092
*	Clearwater Analytics Holdings, Inc.	924,669	18,521
	Cognex Corp.	422,147	17,620
*	Dynatrace, Inc.	710,286	38,845
	Entegris, Inc.	145,776	17,467
*	Guidewire Software, Inc.	377,455	41,158
*	Lattice Semiconductor Corp.	213,500	14,729
*	Nice Ltd. —ADR	158,568	31,636
*	Novanta, Inc.†	148,654	25,035
*	SPS Commerce, Inc.	84,600	16,399
*	Super Micro Computer, Inc.	84,600	24,048
*	Tenable Holdings, Inc.	558,188	25,710
*	Tyler Technologies, Inc.	78,100	32,655
*	Varonis Systems, Inc.	480,932	21,777
			359,942
	Consumer Discretionary—9.6%
*	Bright Horizons Family Solutions, Inc.	268,278	25,283
*	Burlington Stores, Inc.	89,761	17,457
*	Five Below, Inc.	186,400	39,733
*	National Vision Holdings, Inc.	1,293,276	27,068
	Pool Corp.	106,800	42,582
*	Revolve Group, Inc.	815,092	13,514
*	TopBuild Corp.	69,700	26,086
			191,723
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Financials—8.0%
	Carlyle Group, Inc.	1,110,300	$45,178
*	Euronet Worldwide, Inc.	98,280	9,974
	Everest Group Ltd.†	55,400	19,588
*	Flywire Corp.	820,603	18,997
	Tradeweb Markets, Inc.	298,680	27,144
	Virtu Financial, Inc.	968,836	19,629
	Western Alliance Bancorp	292,716	19,258
			159,768
	Consumer Staples—6.2%
*	elf Beauty, Inc.	300,100	43,317
*	Freshpet, Inc.	505,179	43,829
	Lancaster Colony Corp.	220,030	36,611
			123,757
	Energy—5.7%
	Cameco Corp.	572,162	24,660
*	Kosmos Energy Ltd.	2,348,900	15,761
	New Fortress Energy, Inc.	871,612	32,886
	Noble Corp. PLC†	298,000	14,352
	TechnipFMC PLC†	585,900	11,800
	Whitecap Resources, Inc.	2,181,800	14,668
			114,127
	Materials—3.8%
	CF Industries Holdings, Inc.	336,531	26,754
	Crown Holdings, Inc.	340,687	31,374
	Eagle Materials, Inc.	86,400	17,526
			75,654
	Communication Services—1.2%
*	Live Nation Entertainment, Inc.	261,000	24,430
	Real Estate—1.1%
	FirstService Corp.	128,968	20,904
	Total Common Stocks—98.9% (cost $1,661,590)		1,973,564

	Rights
	Health Care—0.0%
*	Abiomed, Inc. CVR**	80,133	—
	Total Rights—0.0% (cost $82)		—

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $27,828, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $28,377	$27,820	27,820
	Total Repurchase Agreement—1.4% (cost $27,820)		27,820
	Total Investments—100.3% (cost $1,689,492)		2,001,384
	Liabilities, plus cash and other assets—(0.3)%		(6,189)
	Net assets—100.0%		$1,995,195

ADR = American Depository Receipt

CVR = Contingent Value Right

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at December 31, 2023.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Annual Report	December 31, 2023

Small-Mid Cap Value Fund

The Small-Mid Cap Value seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Matthew Fleming, CFA

The William Blair Small-Mid Cap Value Fund (Class I shares) (the “Fund”) posted a 6.45% increase, net of fees, for the period from inception on August 17, 2023 to December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 2500® Value Index (the “Index”), increased 10.56%.

The Fund’s relative underperformance during the period was driven by the combination of stock selection and style observations during the partial period. From a style perspective, the Index witnessed a strong rebound in the fourth quarter. This rally gained momentum and continued to broaden out in December in response to an increasingly “soft landing” narrative being priced into equity markets. In fact, the 10-year Treasury yield finished the year below 4% which helped propel small-mid cap value stocks in the fourth quarter. While the Fund delivered strong absolute performance, relative performance was challenged to keep pace with the Index. Strong inflows into the asset class in the back half of the year caused lower capitalization and lower quality stocks to outperform during this more speculative environment. Stock selection was the largest detractor of relative performance for the Fund as investors gravitated to stocks which do not meet our quality bias.

At the sector level, the Fund’s Industrial holdings were a large contributor to relative performance in the partial period. Several of the Fund’s Industrials holdings posted significant returns, including Armstrong World Industries Inc., MillerKnoll Inc., and Acuity Brands.

The Fund benefitted from a substantial underweight to the poorly performing Utilities, Energy, Communication Services, and Health Care sectors during the partial period.

Conversely, the largest source of relative underperformance were the Fund’s Consumer Discretionary holdings. Specifically, the Fund’s Specialty Retail investments were a disappointment, decreasing over 12% in the partial period. The largest source of this underperformance was Advance Auto Parts, Inc. which declined substantially upon its much worse-than-expected quarterly results. While this stock has been disappointing, we continue to believe that the long-term thesis is intact, and that the position has significant future potential given its current valuation and new management team.

The Fund’s Information Technology sector holdings struggled to keep pace with Index constituents and was another source of relative underperformance. Software developer Verint Systems suffered a large decline on the heels of reporting a lull in new orders. Like other software companies, many of Verint’s customers are spending more cautiously, but trading now at just eight times more subdued earnings estimates, the shares offer a compelling value. Similarly, electronics manufacturer Methode and communication equipment company NetScout Systems each declined as they incurred operational issues during an already challenging sales environment.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

December 31, 2023	William Blair Funds	21

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023
Since Inception(a)
Class I	6.45%
Class R6	6.50
Russell 2500® Value Index	10.56
(a)	Since inception is for the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies with lower price-to-book ratios and lower forecasted growth values.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Annual Report	December 31, 2023

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.5%
	ABM Industries, Inc.	483	$22
	Acuity Brands, Inc.	116	24
	AGCO Corp.	170	21
*	Alaska Air Group, Inc.	519	20
	Allegion PLC†	136	17
	Armstrong World Industries, Inc.	228	22
	Flowserve Corp.	598	25
	Hillenbrand, Inc.	417	20
*	Hub Group, Inc.	309	28
	Knight-Swift Transportation Holdings, Inc.	357	21
	Korn Ferry	296	17
	Maximus, Inc.	267	22
	MillerKnoll, Inc.	547	15
*	OPENLANE, Inc.	927	14
	Rush Enterprises, Inc.	141	7
	Snap-on, Inc.	78	22
	Terex Corp.	312	18
	Timken Co.	245	20
			355
	Consumer Discretionary—14.7%
*	Adient PLC†	465	17
	Advance Auto Parts, Inc.	276	17
	Bloomin’ Brands, Inc.	733	21
	BorgWarner, Inc.	558	20
	Brunswick Corp.	206	20
	Carter’s, Inc.	301	23
	Cracker Barrel Old Country Store, Inc.	178	14
	LKQ Corp.	408	19
	Ralph Lauren Corp.	184	26
*	Taylor Morrison Home Corp.	460	24
	Whirlpool Corp.	130	16
	Winnebago Industries, Inc.	220	16
			233
	Information Technology—12.7%
	Amdocs Ltd.†	226	20
	Belden, Inc.	236	18
*	Check Point Software Technologies Ltd.†	149	23
	Hewlett Packard Enterprise Co.	1,134	19
*	IPG Photonics Corp.	199	22
	Jabil, Inc.	129	16
	Kulicke & Soffa Industries, Inc.	352	19
	Methode Electronics, Inc.	119	3
*	Perficient, Inc.	263	17
*	Qorvo, Inc.	189	21
*	Verint Systems, Inc.	830	23
			201
	Materials—10.4%
*	Axalta Coating Systems Ltd.†	799	27
	Commercial Metals Co.	414	21
	Crown Holdings, Inc.	240	22
	Greif, Inc.	261	17
	Huntsman Corp.	776	20
	Minerals Technologies, Inc.	254	18
	Orion SA†	768	21
	Silgan Holdings, Inc.	418	19
			165

	Issuer	Shares	Value

	Common Stocks—(continued)
	Real Estate—9.3%
	Camden Property Trust	128	$13
	Elme Communities	900	13
	Empire State Realty Trust, Inc.	1,966	19
	Four Corners Property Trust, Inc.	697	18
	Host Hotels & Resorts, Inc.	1,128	22
	Kite Realty Group Trust	932	21
	Regency Centers Corp.	297	20
	STAG Industrial, Inc.	551	21
			147
	Financials—8.5%
	Ameris Bancorp	412	22
	Eastern Bankshares, Inc.	1,225	17
	Invesco Ltd.†	1,148	20
	Pacific Premier Bancorp, Inc.	632	18
	Pinnacle Financial Partners, Inc.	262	23
*	Texas Capital Bancshares, Inc.	241	16
	Webster Financial Corp.	355	18
			134
	Health Care—6.9%
	Encompass Health Corp.	317	21
*	Envista Holdings Corp.	640	15
	Laboratory Corp. of America Holdings	92	21
*	Lantheus Holdings, Inc.	265	17
*	QuidelOrtho Corp.	254	19
	Viatris, Inc.	1,501	16
			109
	Energy—4.9%
*	Expro Group Holdings NV†	1,022	16
	Matador Resources Co.	421	24
	PBF Energy, Inc.	339	15
	SM Energy Co.	587	23
			78
	Consumer Staples—4.9%
	Ingredion, Inc.	210	23
	Molson Coors Beverage Co.	317	20
	Spectrum Brands Holdings, Inc.	218	17
*	TreeHouse Foods, Inc.	437	18
			78
	Utilities—2.2%
	Northwestern Energy Group, Inc.	289	15
	Spire, Inc.	306	19
			34
	Communication Services—0.9%
	John Wiley & Sons, Inc.	437	14
	Total Common Stocks—97.9% (cost $1,458)		1,548
	Total Investments—97.9% (cost $1,458)		1,548
	Cash and other assets, less liabilities—2.1%		33
	Net assets—100.0%		$1,581

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton, CFA Mark C. Thompson, CFA

The William Blair Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 16.06% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 18.66%.

The Fund lagged the Index in the full year period after performing approximately in line over the first 10 months of the year. Relative performance was driven by stock-specific dynamics, as well as style factors late in the year. The Fund lagged in November and December, when the Index was up approximately 22%, in part due to our typical underweight to speculative Biotech. From a stock-specific perspective, our top individual detractors for the year included National Vision Holdings (Consumer Discretionary), Veradigm (Health Care), Globus Medical (Health Care), Treace Medical Concepts (Health Care) and Mercury Systems (Industrials). National Vision Holdings, the largest value optical retailer in the U.S., was negatively impacted by a shortage of optometrists, resulting in a lack of available exam slots which pressured revenue and margins in the near term. Additionally, shares of National Vision Holdings were pressured as Walmart announced that it had ended its contract with the company. Shares of Veradigm, a healthcare information technology company, were impacted by filing delays and management changes. Stock selection in Health Care and Industrials also dampened relative returns. In terms of positives, our top individual contributors included Cameco (Energy), Winmark (Consumer Discretionary), Western Alliance Bancorp (Financials), Brink’s Co. (Industrials) and Vertex (Information Technology). Cameco, a company focused on the mining, trading, and processing of uranium, a key input into nuclear power generation, reported strong results throughout the year and the company continued to enter favorable long-term contracts at attractive prices. Winmark, a franchisor of retail stores, reported strong revenue and store opening growth. Positive stock selection in Information Technology and Energy also aided relative performance.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

24	Annual Report	December 31, 2023

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	16.06%	0.91%	11.69%	9.65%	—%
Class I	16.35	1.17	11.96	9.92	—
Class R6	16.44	1.24	—	—	8.75
Russell 2000® Growth Index	18.66	(3.50)	9.22	7.16	5.80

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—22.6%
*	Acadia Healthcare Co., Inc.	122,829	$9,551
*	Alignment Healthcare, Inc.	765,502	6,591
*	Amicus Therapeutics, Inc.	831,140	11,794
*	BioLife Solutions, Inc.	521,000	8,466
*	Blueprint Medicines Corp.	86,150	7,946
*	Certara, Inc.	439,613	7,733
	Encompass Health Corp.	228,090	15,218
*	Globus Medical, Inc.	176,400	9,400
*	Insmed, Inc.	319,570	9,903
*	Inspire Medical Systems, Inc.	53,330	10,849
*	Ligand Pharmaceuticals, Inc.	56,980	4,070
*	Merit Medical Systems, Inc.	171,890	13,057
*	Mirum Pharmaceuticals, Inc.	189,120	5,583
*	OmniAb, Inc.	1,015,049	6,263
*	OmniAb, Inc. 12.50 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	OmniAb, Inc. 15.00 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	Sotera Health Co.	267,060	4,500
*	Treace Medical Concepts, Inc.	788,890	10,058
*	Twist Bioscience Corp.	205,196	7,564
*	Veracyte, Inc.	223,580	6,151
*	Veradigm, Inc.	501,558	5,261
*	Vericel Corp.	253,940	9,043
			169,001
	Industrials—19.7%
*	ACV Auctions, Inc.	588,690	8,919
	Albany International Corp.	120,605	11,846
*	Atkore, Inc.	71,790	11,486
	Brink’s Co.	212,296	18,671
	BWX Technologies, Inc.	177,347	13,608
*	Casella Waste Systems, Inc.	196,910	16,828
*	Chart Industries, Inc.	45,696	6,230
	Douglas Dynamics, Inc.	256,033	7,599
*	Ducommun, Inc.	133,042	6,926
*	Energy Recovery, Inc.	142,356	2,682
*	Kornit Digital Ltd.†	247,085	4,734
*	Mercury Systems, Inc.	271,006	9,911
*	Montrose Environmental Group, Inc.	178,088	5,722
*	Shoals Technologies Group, Inc.	269,940	4,195
*	Verra Mobility Corp.	485,929	11,191
*	WNS Holdings Ltd.—ADR	103,790	6,559
			147,107
	Information Technology—18.7%
*	Alarm.com Holdings, Inc.	146,450	9,464
*	Ambarella, Inc.†	89,840	5,506
*	Calix, Inc.	132,920	5,807
*	Clearwater Analytics Holdings, Inc.	343,651	6,883
*	Guidewire Software, Inc.	107,070	11,675
*	JFrog Ltd.†	315,470	10,919
*	Novanta, Inc.†	58,660	9,879
*	Onto Innovation, Inc.	68,100	10,413
*	PDF Solutions, Inc.	197,081	6,334
	Power Integrations, Inc.	73,840	6,063
*	PROS Holdings, Inc.	208,400	8,084
*	SiTime Corp.	33,145	4,047

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	SPS Commerce, Inc.	42,660	$8,269
*	Super Micro Computer, Inc.	27,490	7,814
*	Varonis Systems, Inc.	226,740	10,267
*	Vertex, Inc.	367,493	9,900
*	Workiva, Inc.	84,510	8,580
			139,904
	Consumer Discretionary—11.4%
*	Boot Barn Holdings, Inc.	76,554	5,876
	Cheesecake Factory, Inc.	228,910	8,014
	Golden Entertainment, Inc.	160,810	6,421
*	Grand Canyon Education, Inc.	58,770	7,760
	Installed Building Products, Inc.	40,610	7,424
*	National Vision Holdings, Inc.	458,892	9,605
*	OneSpaWorld Holdings Ltd.†	470,540	6,635
*	Revolve Group, Inc.	147,437	2,444
	Signet Jewelers Ltd.†	72,610	7,788
*	Skyline Champion Corp.	176,810	13,130
	Winmark Corp.	24,200	10,105
			85,202
	Financials—6.9%
*	BRP Group, Inc.	29,134	700
*	Donnelley Financial Solutions, Inc.	134,560	8,392
*	Euronet Worldwide, Inc.	80,820	8,202
*	Flywire Corp.	171,070	3,960
*	Goosehead Insurance, Inc.	53,162	4,030
	StepStone Group, Inc.	183,380	5,837
	Virtu Financial, Inc.	418,850	8,486
	Western Alliance Bancorp	184,525	12,140
			51,747
	Energy—5.1%
	ChampionX Corp.	292,910	8,556
*	Green Plains, Inc.	279,332	7,045
	New Fortress Energy, Inc.	264,190	9,968
	TechnipFMC PLC†	308,090	6,205
	Whitecap Resources, Inc.	905,800	6,089
			37,863
	Consumer Staples—3.9%
*	elf Beauty, Inc.	93,940	13,560
*	Vita Coco Co., Inc.	212,910	5,461
*	Vital Farms, Inc.	648,580	10,176
			29,197
	Materials—3.5%
	Balchem Corp.	65,230	9,703
	Orion SA†	272,067	7,545
	Sylvamo Corp.	187,890	9,227
			26,475
	Communication Services—2.3%
*	Gogo, Inc.	579,660	5,872
*	QuinStreet, Inc.	461,925	5,922
*	ZipRecruiter, Inc.	422,540	5,873
			17,667

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2023

Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Real Estate—2.0%
Colliers International Group, Inc.	37,048	$4,687
FirstService Corp.	62,147	10,074
		14,761
Total Common Stocks—96.1% (cost $609,202)		718,924

Exchange-Traded Fund
Exchange-Traded Fund—1.0%
iShares Russell 2000 Growth ETF	29,870	7,534
Total Exchange-Traded Fund—1.0% (cost $6,767)		7,534

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $23,475, collateralized by U.S. Treasury Inflation – Indexed Note, 0.125%, due 07/15/31 and U.S. Treasury Note, 3.875%, due 12/31/27, valued at $23,939	$23,469	23,469
Total Repurchase Agreement—3.2% (cost $23,469)		23,469
Total Investments—100.3% (cost $639,438)		749,927
Liabilities, plus cash and other assets—(0.3)%		(2,016)
Net assets—100.0%		$747,911

ADR = American Depository Receipt
* = Non-income producing security
** = Fair valued pursuant to the Fund’s Valuation Procedures. These holdings represent 0.00% of the Fund’s net assets at December 31, 2023.
# = Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). The value of such restricted securities represents 0.00% of the Fund’s net assets at December 31, 2023.
† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Gary Merwitz

The William Blair Small Cap Value Fund (Class N shares) (the “Fund”) posted a 10.59% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 14.65%.

The Fund’s relative underperformance during the period was driven by the combination of stock selection and style observations during the year. From a style perspective, the Index witnessed a strong rebound in the fourth quarter. This rally gained momentum and continued to broaden out in December in response to an increasingly “soft landing” narrative being priced into equity markets. In fact, the 10-year Treasury yield finished the year below 4% which helped propel small cap value stocks in the fourth quarter. While the Fund delivered strong absolute performance, relative performance was challenged to keep pace with the Index. Strong inflows into the asset class in the back half of the year caused lower capitalization and lower quality stocks to outperform during this more speculative environment. Stock selection was the largest detractor of relative performance for the Fund as investors gravitated to stocks which do not meet our quality bias. Fortunately, the Fund benefitted from its sector positioning in 9 of the 11 economic sectors helping to offset stock selection in the year.

At the sector level, the Fund’s Health Care holdings were a large contributor to relative performance in 2023. A lack of exposure to the biotechnology subsector was a major contributor to this result, but several of the Fund’s Health Care holdings posted significant positive returns, including health care supplier Lantheus Holdings Inc., health care equipment company Integer Holdings Corp, and health care technology company Nextgen Healthcare Inc.

The Fund was also positively impacted by its sector weightings in the year. The Fund benefitted from a substantial underweight to the poorly performing Utilities sector coupled with its substantial overweighting to the more economically sensitive and procyclical sectors, specifically Industrials, Consumer Discretionary and Information Technology which each rallied nearly 30% in the year.

Conversely, the Fund’s Information Technology sector holdings struggled to keep pace with Index constituents and was the largest source of relative underperformance. Software developer Verint Systems suffered a large decline on the heels of reporting a lull in new orders. Like other software companies, many of Verint’s customers are spending more cautiously, but trading now at just eight times more subdued earnings estimates, the shares offer a compelling value. Similarly, electronics manufacturer Methode and communication equipment company NetScout Systems each declined as they incurred operational issues during an already challenging sales environment.

Although the Fund benefitted from its underweight position to the regional banking subsector within the Financials sector, the Fund’s stock selection in this subsector detracted from relative performance for the year. The banking subsector increased over 25% in the fourth quarter on the heels of a potential soft landing for the economy. Due to our belief that interest rates would remain higher for longer, and our concern that credit losses would begin to mount, we have maintained an underweight position versus the Index. To date, credit losses have been contained to a few areas such as commercial real estate. 2024 bank earnings are expected to be down approximately 5% on average due to continued net interest income pressures and muted loan growth before inflecting higher in 2025. As such we would anticipate remaining underweight the banking subsector while continuing to seek mispriced opportunities created by credit or macro concerns.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

28	Annual Report	December 31, 2023

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	10.59%	—%	—%	—%	2.58%
Class I	10.86	8.46	10.60	7.74	—
Class R6	10.96	—	—	—	2.94
Russell 2000® Value Index	14.65	7.94	10.00	6.76	2.12

(a)	Since inception is for the period from July 17, 2021 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.9%
	ABM Industries, Inc.	324,305	$14,539
	Albany International Corp.	151,178	14,849
	Armstrong World Industries, Inc.	175,276	17,233
	Brady Corp.	270,375	15,868
*	CBIZ, Inc.	230,396	14,420
*	Conduent, Inc.	2,526,544	9,222
	CSG Systems International, Inc.	242,480	12,902
	Deluxe Corp.	509,825	10,936
	GrafTech International Ltd.	1,784,138	3,907
	Granite Construction, Inc.	411,398	20,924
*	Great Lakes Dredge & Dock Corp.	966,214	7,420
	Hillenbrand, Inc.	311,657	14,913
*	Hub Group, Inc.	165,376	15,205
	Korn Ferry	188,035	11,160
	Marten Transport Ltd.	596,266	12,510
	Maximus, Inc.	173,198	14,524
	MillerKnoll, Inc.	340,611	9,087
*	OPENLANE, Inc.	559,484	8,286
*	PGT Innovations, Inc.	328,979	13,389
	Rush Enterprises, Inc.	99,657	5,013
*	SP Plus Corp.	176,974	9,070
	Terex Corp.	206,817	11,884
*	Thermon Group Holdings, Inc.	283,129	9,221
*	Titan Machinery, Inc.	367,506	10,614
	Werner Enterprises, Inc.	293,910	12,453
			299,549
	Financials—17.9%
	Ameris Bancorp	312,661	16,587
	Atlantic Union Bankshares Corp.	271,361	9,916
	Banc of California, Inc.	717,004	9,629
	Brightsphere Investment Group, Inc.	475,299	9,107
	Compass Diversified Holdings	680,663	15,281
	Eastern Bankshares, Inc.	992,118	14,088
	Enterprise Financial Services Corp.	276,567	12,349
	First Bancorp	267,962	9,917
	First Merchants Corp.	326,904	12,122
	Hancock Whitney Corp.	236,940	11,513
	MGIC Investment Corp.	726,050	14,005
	Old National Bancorp	824,090	13,919
	Pacific Premier Bancorp, Inc.	332,858	9,689
	Pinnacle Financial Partners, Inc.	173,577	15,139
*	PRA Group, Inc.	419,739	10,997
	Seacoast Banking Corp. of Florida	373,039	10,617
	Stellar Bancorp, Inc.	390,759	10,879
*	Texas Capital Bancshares, Inc.	250,152	16,167
	WaFd, Inc.	370,318	12,206
			234,127
	Consumer Discretionary—13.7%
*	Adient PLC†	296,234	10,771
	Bloomin’ Brands, Inc.	624,900	17,591
	Carter’s, Inc.	211,706	15,855
	Cracker Barrel Old Country Store, Inc.	121,469	9,363
	Designer Brands, Inc.	341,240	3,020
*	El Pollo Loco Holdings, Inc.	559,889	4,938

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
	La-Z-Boy, Inc.	480,090	$17,725
	Monro, Inc.	321,479	9,432
	Oxford Industries, Inc.	124,094	12,409
	Standard Motor Products, Inc.	371,736	14,799
	Steven Madden Ltd.	356,384	14,968
*	Taylor Morrison Home Corp.	309,314	16,502
*	Tri Pointe Homes, Inc.	453,438	16,052
*	Universal Electronics, Inc.	210,464	1,976
	Winnebago Industries, Inc.	196,477	14,319
			179,720
	Information Technology—10.3%
	ADTRAN Holdings, Inc.	1,440,072	10,570
	AudioCodes Ltd.†	553,134	6,676
	Belden, Inc.	165,861	12,813
*	Cognyte Software Ltd.†	1,091,823	7,020
*	Diodes, Inc.	159,434	12,838
*	Knowles Corp.	886,635	15,880
	Kulicke & Soffa Industries, Inc.	281,323	15,394
	Methode Electronics, Inc.	84,931	1,930
*	NetScout Systems, Inc.	444,180	9,750
*	Perficient, Inc.	217,968	14,347
	Progress Software Corp.	217,871	11,830
*	Verint Systems, Inc.	557,180	15,061
			134,109
	Real Estate—9.0%
	CareTrust REIT, Inc.	624,099	13,967
	Elme Communities	656,503	9,585
	Empire State Realty Trust, Inc.	1,481,412	14,355
	Four Corners Property Trust, Inc.	436,861	11,053
	Kite Realty Group Trust	772,018	17,648
	Pebblebrook Hotel Trust	861,647	13,769
	STAG Industrial, Inc.	372,458	14,623
	Sunstone Hotel Investors, Inc.	950,580	10,200
	UMH Properties, Inc.	793,298	12,153
			117,353
	Materials—7.2%
	Commercial Metals Co.	269,971	13,509
*	Ecovyst, Inc.	1,309,262	12,792
	Greif, Inc.	180,403	11,833
	Minerals Technologies, Inc.	218,012	15,546
	Myers Industries, Inc.	640,226	12,516
	Orion SA†	577,893	16,025
	Ryerson Holding Corp.	334,777	11,610
			93,831
	Energy—6.2%
*	Dril-Quip, Inc.	489,532	11,391
*	Expro Group Holdings NV†	742,820	11,826
	Matador Resources Co.	218,576	12,428
	PBF Energy, Inc.	283,825	12,477
	Permian Resources Corp.	1,317,797	17,922
	SM Energy Co.	396,407	15,349
			81,393

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2023

Small Cap Value Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value
	Common Stocks—(continued)
	Consumer Staples—5.0%
	Cal-Maine Foods, Inc.	266,050	$15,269
*	Central Garden & Pet Co.	344,784	15,184
	Edgewell Personal Care Co.	255,128	9,345
	Spectrum Brands Holdings, Inc.	154,903	12,357
*	TreeHouse Foods, Inc.	308,318	12,780
			64,935
	Health Care—4.4%
*	ANI Pharmaceuticals, Inc.	193,870	10,690
*	Avanos Medical, Inc.	475,317	10,661
*	Integer Holdings Corp.	184,674	18,298
*	Lantheus Holdings, Inc.	216,248	13,407
*	ModivCare, Inc.	101,960	4,485
			57,541
	Utilities—1.7%
	Northwestern Energy Group, Inc.	218,303	11,110
	Spire, Inc.	181,970	11,344
			22,454
	Communication Services—0.8%
	John Wiley & Sons, Inc.	338,924	10,757
	Total Common Stocks—99.1% (cost $1,191,292)		1,295,769

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $9,689, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $9,881	$9,687	9,687
	Total Repurchase Agreement—0.7% (cost $9,687)		9,687
	Total Investments—99.8% (cost $1,200,979)		1,305,456
	Cash and other assets, less liabilities—0.2%		2,590
	Net assets—100.0%		$1,308,046

REIT = Real Estate Investment Trust
* = Non-income producing security
† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	31

Global Markets Review and Outlook

Global equities advanced in the fourth quarter (the MSCI ACWI IMI returned +11.14% for the fourth quarter and +21.58% year-to-date as of December 31, 2023, in USD terms), on speculation that major central banks have sufficiently raised rates to stifle inflation. From a global sector perspective, leading was Information Technology (+17.39% for the fourth quarter and +49.74% year-to-date as of December 31, 2023, as measured by the MSCI ACWI IMI). Alternatively, Energy (-3.00% for the fourth quarter and +5.41% year-to-date as of December 31, 2023, as measured by the MSCI ACWI IMI) lagged during the period. Growth equities outperformed value-oriented equities (the MSCI ACWI IMI Growth returned +12.64% for the fourth quarter and +31.49% year-to-date as of December 31, 2023, while the MSCI ACWI IMI Value returned +9.53% for the fourth quarter and +12.20% year-to-date as of December 31, 2023).

U.S. equities gained during the period (+12.00% for the fourth quarter and +25.64% year-to-date as of December 31, 2023, as measured by the MSCI USA IMI) following a dovish pivot from the Federal Reserve at the December policy meeting. Inflationary pressures continued to ease, and consumer expenditures climbed, showing resilience despite pricing pressure. Importantly, all four major indexes posted gains during the fourth quarter, indicative of broadening market performance, with strength expanding beyond large cap technology that dominated performance for most of the year.

European equities advanced for the fourth quarter (+11.42% for the fourth quarter and +19.52% year-to-date as of December 31, 2023, as measured by the MSCI Europe IMI) similarly fueled on optimism for central bank pivots. Italy and Spain continued their strong performance seen throughout the year (+13.23% for the fourth quarter and +35.86% year-to-date as of December 31, 2023, as measured by MSCI Italy IMI and +12.17% for the fourth quarter and +30.38% year-to-date as of December 31, 2023, as measured by MSCI Spain IMI). Within Germany, PPI data showed signs of disinflation, coming in below expectations and 10-year Bund yield fell below 2%. U.K. equities advanced (+7.73% for the fourth quarter and +14.41% year-to-date as of December 31, 2023, as measured by the MSCI United Kingdom IMI) with the focus on U.K. inflation print which slowed across the board.

Emerging markets posted positive returns (+8.02% for the fourth quarter and +11.67% year-to-date as of December 31, 2023, as measured by the MSCI EM IMI) hindered by continued weakness within China. Chinese equities declined (-4.16% for the fourth quarter and -11.82% year-to-date as of December 31, 2023, as measured by the MSCI China IMI index) amid weaker economic growth and ongoing crisis in the property market. Conversely, Taiwan, Korea, and India were among the top performers within Asia ex-Japan. Latin America returns surged (+17.32% for the fourth quarter and +32.90% year-to-date as of December 31, 2023, as measured by the MSCI EM Latin America IMI), with notable strength from Argentina (+35.68% for the fourth quarter and +65.71% year-to-date as of December 31, 2023, as measured by MSCI Argentina), Brazil (+17.59% for the fourth quarter and +32.64% year-to-date as of December 31, 2023, as measured by MSCI Brazil IMI), and Mexico (+18.54% for the fourth quarter and +41.45% year-to-date as of December 31, 2023, as measured by MSCI Mexico IMI). EMEA lagged (+7.64% for the fourth quarter and +9.03% year-to-date as of December 31, 2023, as measured by the MSCI EM EMEA IMI), despite strong returns from Poland (+36.34% for the fourth quarter and +50.87% year-to-date as of December 31, 2023, as measured by MSCI Poland IMI).

Albeit far from smooth, global markets surpassed expectations in 2023. Growth equities rebounded during the year, led primarily by strength in Information Technology and Communication Services. While markets wrestled with interpretations of inflationary data and central banks’ tone on monetary policy, we believe 2024 is shaping up to be a “normal” expansionary year. Importantly, we believe 2024 may prove to be the very first post-COVID year, with healthy levels of economic growth and inflation, as the economic distortions from the pandemic have normalized. We expect a continuation of broad growth particularly from the U.S., a bit less in Europe, and potential for accelerated strength in Japan.

We believe that inflation post-pandemic was primarily driven by the supply side, following the massive shocks that permeated it in the aftermath of what was a very abrupt medically driven closure of global economies. This in turn led to massive distortions in the supply chains of many goods and increasingly services, resulting in the bouts of inflation that we have experienced: housing in the U.S., energy in Europe, and food prices in Japan, to highlight a few. These supply shocks tend to go away over time as suppliers, companies, and demand adjust. We have been experiencing that in the last several months, and we now believe the lofty levels of inflation are increasingly in the rearview mirror.

We expect developed markets to grow by 2%-plus on a sustainable basis with inflation of 2%-2.5%—a healthy outlook. And while that level of inflation is meaningfully higher than we experienced for the last decade, it should be very manageable and allow central banks to ease monetary policy accordingly. We expect real rates of 1%-1.5% to be sustained eventually.

32	Annual Report	December 31, 2023

Global Markets Review and Outlook

With that as a backdrop and as reflected in an economic expansion, we expect accelerating corporate profit growth in most major markets. The U.S. has the highest expected growth of the large developed markets (about 12%), but expectations feel elevated compared to our economic outlook. Japan on the other hand could see further upside to growth expectations (9%) on top of an already strong growth year in 2023, in our view. We believe that Europe should be able to achieve expectations of healthy, albeit lower, profit growth of roughly 6%. Emerging market aggregate earnings growth was negative last year; however, we believe that emerging markets have the potential for the largest rebound in 2024.

Regional valuations are aligned with these growth expectations with the U.S. the highest, above its pre-COVID peak, at 19.3 times next twelve months P/E. This compares to 14.2 times for Japan and 12.7 times for Europe. Emerging markets lag at 11.9 times. Our expectations for realized profit growth versus consensus estimates, combined with these valuation differentials, suggest international markets could be set up for better performance than the U.S.

As we discussed last quarter, Japan continues to be an area where we see potential for acceleration of growth. Government initiatives have been undertaken to increase growth and improve corporate performance. For example, the Tokyo Stock Exchange has been leading reforms by incentivizing all companies trading below their book value to devise a plan to improve capital efficiency; and more recently, the new NISA, Nippon Individual Savings Account, will provide retail investors a tax-exempt investment program beginning in January 2024. These and other developments make us believe that the improvement in Japanese corporate performance can persist and is an area of focus for us.

Within China, the acceleration of economic growth following the abandonment of COVID restrictions failed to materialize compared to what was experienced in many other large economies. While economic growth remains at relatively low levels, we would be remiss to write off China in terms of its future growth potential. For example, automobile exports rose ninefold in just three years. Importantly, more than half of this growth was driven by electric vehicles. We believe that China should continue to close its technological gap in other key areas such as semiconductors, artificial intelligence, quantum computing, material sciences, and healthcare. Government policy and investability issues will remain key to market sentiment.

More broadly, on the back of potentially decreasing interest rates in the U.S. and the likelihood for the dollar to weaken rather than strengthen, we believe international and emerging markets equities are likely beneficiaries. To the extent that we expect growth differentials and interest rate differentials to moderate, the dominance of the dollar should subside, thus paving the way for better international equity performance.

December 31, 2023	William Blair Funds	33

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Global Leaders Fund (Class N shares) (the “Fund”) posted a 22.67% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 21.58%.

Outperformance versus the Index was driven by positive selection in the U.S. and Europe, as well as the Communication Services sector including Meta Platforms (“Meta”). Sector allocation effect was positive due to the overweight to Information Technology and underweights in Consumer Staples, Utilities, and Energy. Positive selection effect was broad-based, with the exceptions of Information Technology and Financials, which partially offset relative performance. Regional allocation also detracted from performance, driven by the underweight to the U.S. and overweights to Europe and the U.K.

Within the U.S., Watsco and Meta were the primary drivers of relative performance. Watsco is the largest heating, ventilation, and air conditioning (HVAC) and refrigerants distributor in the United States with high network density, great product availability, and strong relationships with over 350,000 contractors and technicians. The company’s fundamental results have driven strong top-line growth and volume improvement while margins improved early in the year on product mix changes following new regulatory efficiency requirements. While we believe the growth outlook remains well underpinned by regulatory tailwinds and support from the Inflation Reduction Act, the position size was trimmed on strong performance. Meta, the leading global social media platform, was the most additive to communication services relative results. The share price outperformance was driven by the company’s continued strong operating momentum as revenue results have accelerated and guidance has exceeded consensus expectations amid improved engagement trends and management’s continued focus on efficiency gains, including artificial intelligence execution and monetization.

Positive European stock selection was broad-based, with Ryanair among the largest contributors. Ryanair is the largest low-cost carrier in Europe offering low-fare, no-frills flights primarily catering to leisure travelers. The fare revenue is increasingly supplemented by ancillary revenues from offerings such as checked bag and early boarding fees. The stock appreciated as recent fundamental results exceeded expectations and management increased forward guidance expecting fares prices to increase in the mid-teens in 2024. Additionally, Ryanair’s cost base excluding fuel continues to improve and widen versus its peers as it has capitalized on the opportunities presented by the COVID pandemic, capturing market share and coming out of the crisis with an even-lower and industry-leading cost base in Europe.

Within Information Technology, relative performance was partially offset by the omission of certain U.S. technology companies, and the underperformance of Enphase Energy Inc. Enphase produces microinverters (solar), batteries, and electric vehicle chargers for residential consumers. While the company’s first quarter results beat consensus expectations, the weaker-than-expected revenue guidance offered in the second and third quarters raised concerns about the growth outlook in the U.S. residential solar market and weighed on the share price.

Within Financials, Adyen was the primary driver of negative selection. Adyen is an international payments company that allows businesses to accept e-commerce, mobile, and point-of-sale payments. It can accept credit cards, debit cards, wire transfers, and real-time bank transfers. During the third quarter, the stock fell after the company reported results that were worse than expected across financial metrics (revenue, earnings, margin). The market was particularly disappointed in the company’s performance in the U.S., which is meant to be a region of growth for the company. Competition has been aggressive on pricing as merchants have focused primarily on cost given the macroeconomic backdrop. At the same time, Adyen’s headcount has increased significantly as the company tries to grow, causing a significant bottom-line miss as well. Near-term fundamentals will be challenged, and the durability of its competitive advantages are in question. We exited the position as a result.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

34	Annual Report	December 31, 2023

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	22.67%	0.27%	11.77%	8.36%
Class I	22.99	0.52	12.06	8.66
Class R6	23.13	0.58	12.12	8.73
MSCI ACW IMI (net)	21.58	5.46	11.49	7.77

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—52.0%
	Canada—2.6%
	Canadian Pacific Kansas City Ltd. (Ground transportation)	20,654	$1,633
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	2,014	1,030
			2,663
	United States—49.4%
*	Alphabet, Inc. (Interactive media & services)	26,029	3,636
*	Amazon.com, Inc. (Broadline retail)	18,954	2,880
	Applied Materials, Inc. (Semiconductors & semiconductor equipment)	4,760	771
*	Autodesk, Inc. (Software)	5,992	1,459
	Booz Allen Hamilton Holding Corp. (Professional services)	11,251	1,439
	Chevron Corp. (Oil, gas & consumable fuels)	11,712	1,747
*	Copart, Inc. (Commercial services & supplies)	30,815	1,510
	Crown Holdings, Inc. (Containers & packaging)	15,688	1,445
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	2,445	1,357
	Intercontinental Exchange, Inc. (Capital markets)	11,442	1,470
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	3,838	1,295
	Mastercard, Inc. (Financial services)	7,980	3,404
*	Meta Platforms, Inc. (Interactive media & services)	7,287	2,579
	Microsoft Corp. (Software)	16,063	6,040
*	Monster Beverage Corp. (Beverages)	17,155	988
	Murphy USA, Inc. (Specialty retail)	4,669	1,665
*	O’Reilly Automotive, Inc. (Specialty retail)	518	492
	Old Dominion Freight Line, Inc. (Ground transportation)	3,730	1,512
	Prologis, Inc. (Industrial REITs)	4,907	654
	Roper Technologies, Inc. (Software)	2,075	1,131
*	Salesforce, Inc. (Software)	6,139	1,615
*	Synopsys, Inc. (Software)	3,700	1,905
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	1,450	770
*	Ulta Beauty, Inc. (Specialty retail)	4,159	2,038
	UnitedHealth Group, Inc. (Health care providers & services)	4,594	2,419
	Vulcan Materials Co. (Construction materials)	4,679	1,062
	Watsco, Inc. (Trading companies & distributors)	2,326	997
	Zoetis, Inc. (Pharmaceuticals)	6,827	1,347
			49,627

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—29.0%
	Denmark—3.9%
	DSV AS (Air freight & logistics)	8,509	$1,494
	Novo Nordisk AS (Pharmaceuticals)	23,730	2,453
			3,947
	France—8.6%
	Airbus SE (Aerospace & defense)	16,850	2,600
	Dassault Systemes SE (Software)	36,556	1,785
	Hermes International SCA (Textiles, apparel & luxury goods)	775	1,642
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	1,540	1,247
	TotalEnergies SE (Oil, gas & consumable fuels)	7,650	520
	Vinci SA (Construction & engineering)	6,953	873
			8,667
	Germany—2.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	34,294	1,431
	MTU Aero Engines AG (Aerospace & defense)	6,274	1,352
			2,783
	Ireland—5.1%
*	ICON PLC (Life sciences tools & services)†	2,698	764
	Linde PLC (Chemicals)†	3,460	1,421
*	Ryanair Holdings PLC—ADR (Passenger airlines)	9,241	1,232
	Trane Technologies PLC (Building products)†	6,991	1,705
			5,122
	Italy—0.9%
	Ferrari NV (Automobiles)†	2,571	870
	Netherlands—1.4%
	ASML Holding NV (Semiconductors & semiconductor equipment)	1,861	1,401
	Sweden—4.3%
	Atlas Copco AB (Machinery)	124,179	2,137
	Evolution AB (Hotels, restaurants & leisure)	9,944	1,185
	Indutrade AB (Machinery)	38,213	992
			4,314
	Switzerland—2.0%
	Partners Group Holding AG (Capital markets)	780	1,125
	Zurich Insurance Group AG (Insurance)	1,643	859
			1,984

See accompanying Notes to Financial Statements.

36	Annual Report	December 31, 2023

Global Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—8.1%
	Ashtead Group PLC (Trading companies & distributors)	19,401	$1,351
	Compass Group PLC (Hotels, restaurants & leisure)	64,681	1,769
	Diageo PLC (Beverages)	26,322	958
	Experian PLC (Professional services)	19,433	793
	Halma PLC (Electronic equipment, instruments & components)	40,898	1,191
	Rentokil Initial PLC (Commercial services & supplies)	194,584	1,093
	Spirax-Sarco Engineering PLC (Machinery)	7,632	1,022
			8,177

	Emerging Asia—6.5%
	India—2.6%
	HDFC Bank Ltd.—ADR (Banks)	20,875	1,401
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	39,669	1,233
			2,634
	Taiwan—3.9%
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	47,000	1,554
	Taiwan Semiconductor Manufacturing Co. Ltd.— ADR (Semiconductors & semiconductor equipment)	22,592	2,350
			3,904

	Japan—1.5%
	Keyence Corp. (Electronic equipment, instruments & components)	3,400	1,498

	Asia—1.1%
	Hong Kong—1.1%
	AIA Group Ltd. (Insurance)	126,000	1,098

	Emerging Latin America—1.0%
	Brazil—1.0%
*	MercadoLibre, Inc. (Broadline retail)	613	963
	Total Common Stocks—99.2% (cost $62,726)		99,652

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $526, collateralized by U.S. Treasury Bond, 4.375%, due 05/15/41, valued at $536	$526	$526
Total Repurchase Agreement—0.5% (cost $526)		526
Total Investments—99.7% (cost $63,252)		100,178
Cash and other assets, less liabilities—0.3%		277
Net assets—100.0%		$100,455

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	24.3%
Industrials	23.8%
Consumer Discretionary	15.8%
Health Care	10.4%
Financials	9.4%
Communication Services	6.2%
Materials	3.9%
Energy	3.5%
Consumer Staples	2.0%
Real Estate	0.7%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	63.2%
Euro	12.9%
British Pound Sterling	8.2%
Swedish Krona	4.3%
Danish Krone	4.0%
Swiss Franc	2.0%
New Taiwan Dollar	1.6%
Japanese Yen	1.5%
Indian Rupee	1.2%
Hong Kong Dollar	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	37

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Alaina Anderson, CFA

The William Blair International Leaders Fund (Class N shares) (the “Fund”) posted a 12.77% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 15.62%.

Underperformance versus the Index was driven by stock selection on both a sector and regional view. From a sector perspective, allocation effect was positive driven by overweight exposures in Information Technology and Industrials. This was partially offset by negative allocation effect from overweight exposures in Health Care and Consumer Discretionary. Selection effect was negative primarily within Industrials, Information Technology, and Financials, partially offset by positive selection within Materials and Health Care.

Within Industrials, Teleperformance and Contemporary Amperex Technology were the primary drivers of underperformance. Teleperformance SE provides outsourced call center and customer relationship management services to enterprise customers globally. The rise of generative artificial intelligence is a direct threat to services provided by Teleperformance and its competitors. Additionally, in the middle of the year Teleperformance announced a proposed cash and stock offer for Majorel, one of its peers in the customer experience provider segment, at a significant premium. This caused short-term weakness in the stock price. Our view is that this acquisition is counter to management’s previously stated mergers and acquisitions strategy given the overlap in business lines and customer base, and we exited the position after the announcement. Contemporary Amperex Technologies (CATL) manufactures batteries primarily for use in electric vehicles (“EV”). After several years of EV sales beating estimates, we believe there will be a slowdown in overall demand, and increased competition. We exited the stock during the fourth quarter.

Selection effect was negative within Information Technology in part due to Samsung SDI and Hexagon. Samsung SDI is a South Korea-based EV battery manufacturer. Over the last several years, the growth in EV has beaten most estimates, particularly in China, but we may be in a slower period of growth that could last anywhere from one to three years in our view, and this weighed on the stock. We do not think the slowdown is fully reflected in current estimates for Samsung SDI and exited the position. Hexagon provides technology solutions for geospatial and industrial applications worldwide. The company’s strong portfolio of sensors provides the building blocks for digitalization, while a growing software offering enhances productivity for customers. The negative stock performance was related to a short report by Viceroy accusing Hexagon of aggressive accounting practices, overstating organic growth, and governance concerns. While we believe the allegations in the short report were weak and, in many cases, factually inaccurate, we believe that the response (and actions) from management were subpar and raise questions about corporate governance and management credibility and we therefore exited the position.

Within Financials, Adyen was the primary driver of negative selection. Adyen is an international payments company that allows businesses to accept e-commerce, mobile, and point-of-sale payments. It can accept credit cards, debit cards, wire transfers, and real-time bank transfers. During the third quarter, the stock decreased after the company reported results that were worse than expected across financial metrics (revenue, earnings, margin). The market was particularly disappointed in the company’s performance in the U.S., which is meant to be a region of growth for the company. Competition has been aggressive on pricing as merchants have focused primarily on cost given the macro backdrop. At the same time, Adyen’s headcount has increased significantly as the company tries to grow, causing a significant bottom-line miss as well. Near-term fundamentals will be challenged, and the durability of its competitive advantages is in question. We exited the position as a result.

38	Annual Report	December 31, 2023

International Leaders Fund

Positive selection in Materials came from Shin-Etsu Chemical. Shin-Etsu has two core business: polyvinyl chloride (“PVC”) production and semiconductor wafer manufacturing. PVC is a widely used material, but the bulk of demand is for housing/construction-related products such as white PVC pipes seen in home improvement stores. Semiconductor wafers are the base ingredient for computers chips. In our view, Shin-Etsu has a clear scale advantage across its business units, giving it a superior cost advantage relative to its competitors. Manufacturing expertise is its other competitive advantage, with both skill and efficiency leading to overall better products and better corporate results. The stock had a strong fourth quarter as margins have been holding up better than expected and on the positive outlook for the semiconductor industry going forward. Management noted an inflection point in wafer demand, consistent with other segments in the semiconductor value chain.

Novo Nordisk was the primary driver of positive selection within Health Care. The stock rallied this year as the total addressable market for its glucagon-like peptide-1 (“GLP-1”) drugs continued to rise after trials showed positive results in treating diabetes, obesity, and cardiovascular disease. We believe the company will remain a top player in the GLP-1 space well into the 2030s, providing a long runway for growth. We trimmed the position in the fourth quarter on stock price strength.

From a regional perspective, allocation was positive due to an overweight in Europe and underweight in China. Selection effect was negative mostly within China. Following the abandonment of strict COVID policies in China late last year, our belief was that China would see a resurgence in domestic consumer spending, similar to what other countries experienced when they removed COVID restrictions. As such, our exposure within China was exposed to domestic consumption in companies such as Alibaba, Kweichow Moutai, and China Tourism Group Duty Free. However, this consumption story did not unfold as anticipated, and selection effect was negatively impacted.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	39

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	12.77%	(4.03)%	8.00%	5.64%
Class I	13.09	(3.80)	8.26	5.90
Class R6	13.20	(3.74)	8.33	5.98
MSCI ACW ex-U.S. IMI (net)	15.62	1.53	7.18	3.97

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

40	Annual Report	December 31, 2023

International Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—46.3%
	Denmark—4.2%
	DSV AS (Air freight & logistics)	83,281	$14,621
	Novo Nordisk AS (Pharmaceuticals)	300,047	31,019
			45,640
	France—15.5%
	Airbus SE (Aerospace & defense)	133,743	20,638
	Capgemini SE (IT services)	67,121	13,986
	Dassault Systemes SE (Software)	389,964	19,043
	L’Oreal SA (Personal care products)	44,364	22,071
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	19,916	16,129
	Safran SA (Aerospace & defense)	102,374	18,021
	Schneider Electric SE (Electrical equipment)	90,552	18,172
	Thales SA (Aerospace & defense)	64,367	9,518
	TotalEnergies SE (Oil, gas & consumable fuels)	189,158	12,863
	Vinci SA (Construction & engineering)	144,580	18,148
			168,589
	Germany—1.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	455,911	19,025
	Ireland—6.5%
	CRH PLC (Construction materials)†	194,811	13,473
*	ICON PLC (Life sciences tools & services)†	83,333	23,589
	Kingspan Group PLC (Building products)	159,170	13,776
	Linde PLC (Chemicals)†	47,526	19,520
			70,358
	Italy—2.3%
	Ferrari NV (Automobiles)†	41,135	13,921
	Moncler SpA (Textiles, apparel & luxury goods)	176,613	10,860
			24,781
	Netherlands—4.4%
	ASML Holding NV (Semiconductors & semiconductor equipment)	44,874	33,770
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	91,353	13,761
			47,531
	Spain—4.1%
	Amadeus IT Group SA (Hotels, restaurants & leisure)	300,113	21,495
	Industria de Diseno Textil SA (Specialty retail)	527,048	22,942
			44,437
	Sweden—3.6%
	Atlas Copco AB (Machinery)	1,376,517	23,686
	Evolution AB (Hotels, restaurants & leisure)	127,471	15,194
			38,880

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—3.9%
	Partners Group Holding AG (Capital markets)	8,815	$12,714
	Straumann Holding AG (Health care equipment & supplies)	81,890	13,203
	Zurich Insurance Group AG (Insurance)	31,473	16,450
			42,367

	United Kingdom—13.4%
	Ashtead Group PLC (Trading companies & distributors)	238,558	16,609
	AstraZeneca PLC (Pharmaceuticals)	177,174	23,939
	BAE Systems PLC (Aerospace & defense)	273,150	3,866
	Compass Group PLC (Hotels, restaurants & leisure)	824,099	22,542
	Experian PLC (Professional services)	435,113	17,759
	Haleon PLC (Personal care products)	1,301,687	5,337
	Halma PLC (Electronic equipment, instruments & components)	378,873	11,030
	London Stock Exchange Group PLC (Capital markets)	205,008	24,234
	Rentokil Initial PLC (Commercial services & supplies)	1,651,404	9,279
	Spirax-Sarco Engineering PLC (Machinery)	75,961	10,171
			144,766

	Emerging Asia—13.1%
	China—2.3%
	Kweichow Moutai Co. Ltd. (Beverages)	61,271	14,841
*	PDD Holdings, Inc.—ADR (Broadline retail)	69,482	10,166
			25,007
	India—5.8%
	HDFC Bank Ltd. (Banks)	1,050,885	21,578
	Infosys Ltd. (IT services)	737,827	13,678
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	886,120	27,548
			62,804
	Taiwan—5.0%
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	542,000	17,925
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	1,850,000	35,746
			53,671

	Japan—12.1%
	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	448,400	12,314
	Hoya Corp. (Health care equipment & supplies)	204,100	25,513
	ITOCHU Corp. (Trading companies & distributors)	132,500	5,419
	Keyence Corp. (Electronic equipment, instruments & components)	34,500	15,200

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	41

International Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Lasertec Corp. (Semiconductors & semiconductor equipment)	43,200	$11,388
	Mitsui & Co. Ltd. (Trading companies & distributors)	134,300	5,046
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	669,500	28,095
	SMC Corp. (Machinery)	9,700	5,212
	Tokyo Electron Ltd. (Semiconductors & semiconductor equipment)	128,300	22,980
			131,167

	Canada—9.5%
	Canadian Pacific Kansas City Ltd. (Ground transportation)	262,121	20,723
	Constellation Software, Inc. (Software)	4,584	11,365
	Dollarama, Inc. (Broadline retail)	305,789	22,037
	Intact Financial Corp. (Insurance)	91,362	14,056
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	42,461	21,710
	Toronto-Dominion Bank (Banks)	201,753	13,037
			102,928

	Emerging Latin America—2.4%
	Brazil—2.4%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,816,200	8,435
*	MercadoLibre, Inc. (Broadline retail)	11,538	18,133
			26,568

	Asia—1.1%
	Hong Kong—1.1%
	AIA Group Ltd. (Insurance)	1,417,600	12,354
	Total Common Stocks—97.9% (cost $809,515)		1,060,873

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $24,321, collateralized by U.S. Treasury Note, 3.875%, due 12/31/2027 and U.S. Treasury Bond, 4.375%, due 05/15/2041, valued at $24,801	$24,314	$24,314
Total Repurchase Agreement—2.2% (cost $24,314)		24,314
Total Investments—100.1% (cost $833,829)		1,085,187
Liabilities, plus cash and other assets—(0.1)%		(1,251)
Net assets—100.0%		$1,083,936

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	22.5%
Industrials	21.7%
Consumer Discretionary	18.4%
Health Care	12.2%
Financials	11.6%
Materials	5.8%
Consumer Staples	4.0%
Energy	3.8%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	28.7%
British Pound Sterling	13.6%
U.S. Dollar	13.3%
Japanese Yen	12.4%
Indian Rupee	5.9%
Canadian Dollar	5.7%
New Taiwan Dollar	5.0%
Danish Krone	4.3%
Swiss Franc	4.0%
Swedish Krona	3.7%
Chinese Yuan Renminbi	1.4%
Hong Kong Dollar	1.2%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

42	Annual Report	December 31, 2023

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair International Growth Fund (Class N shares) (the “Fund”) posted a 15.12% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 15.62%.

For the full year, the strategy slightly underperformed its Index. From a sector perspective, allocation effect was positive driven by overweight exposures to Information Technology and Industrials. Stock selection effect was negative, largely due to negative selection within Industrials and Financials. This was offset by positive selection within Consumer Discretionary and Materials.

Industrials selection was negatively impacted by Teleperformance and Rentokil. Teleperformance provides outsourced call center and client relationship management services to enterprise customers globally. The rise of generative artificial intelligence is a direct threat to services provided by Teleperformance and its competitors. Additionally, in the middle of the year Teleperformance announced a proposed cash and stock offer for Majorel, one of its peers in the customer experience provider segment, at a significant premium. Our view is that this acquisition is counter to management’s previously stated mergers and acquisitions strategy given the overlap in business lines and customer base, and we exited the position after the announcement.

Rentokil is a U.K.-based pest control company with operations in over 60 countries. After a period of acquisitions, Rentokil is undergoing a transformation from a collection of independent businesses into one unified company focused on operating results. Its integration of Terminix in the U.S. is on track to deliver its cost synergy guidance of $60 million per year. While recent results were in line with expectations, the company noted softer demand in the U.S. than previously anticipated, impacting its full-year outlook and weighing on the stock.

Within Financials, AIA Group and Adyen were the primary drivers of underperformance. AIA is a leading insurer offering life insurance, accident and health insurance, and wealth management services and is solely focused on Asia. AIA’s competitive advantages are business process, brand distinction and culture, and its strong agency force. We believe the company will benefit from strong growth in the region and higher penetration rates as incomes rise. While fundamentals were resilient, the stock underperformed given its exposure to Chinese growth, which disappointed throughout the year.

Adyen is an international payments company that allows businesses to accept e-commerce, mobile, and point-of-sale payments. It can accept credit cards, debit cards, wire transfers, and real-time bank transfers. During the third quarter, the stock decreased after the company reported results that were worse than expected across financial metrics (revenue, earnings, margin). The market was particularly disappointed in the company’s performance in the U.S., which is meant to be a region of growth for the company. Competition has been aggressive on pricing as merchants have focused primarily on cost given the macroeconomic backdrop. At the same time, Adyen’s headcount has increased significantly as the company tries to grow, causing a significant bottom-line miss as well. Near-term fundamentals will be challenged, and the durability of its competitive advantages are in question. We exited the position as a result.

Positive selection in Consumer Discretionary was driven by positions in Lululemon and MercadoLibre. Lululemon, an athleisure apparel company, has one of the more attractive business models in the Consumer Discretionary sector, in our view, based on its premium-priced athletic apparel, vertically integrated manufacturing/retail/e-commerce strategy,

December 31, 2023	William Blair Funds	43

International Growth Fund

differentiated grassroots marketing approach, and highly productive small-store format. The stock benefitted from results that beat expectations as well as stronger-than-anticipated economic growth in the U.S. The position was trimmed during the fourth quarter after the recent move in the stock price and an increasing valuation.

MercadoLibre is the leading e-commerce platform in Latin America that has a best-in-class ecosystem of services such as logistics and payments, allowing the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. Latin America was one of the best performing regions in 2023 as many countries began to ease interest rates amid decreasing inflation rates. Results throughout the year were better than expected with revenue growth accelerating and margins expanding.

Shin-Etsu Chemical helped drive positive selection in Materials. Shin-Etsu has two core businesses: polyvinyl chloride (“PVC”) production and semiconductor wafer manufacturing. PVC is a widely used material, but the bulk of demand is for housing/construction-related products such as white PVC pipes seen in home improvement stores. Semiconductor wafers are the base ingredient for computers chips. In our view, Shin-Etsu has a clear scale advantage across its business units, giving it a superior cost advantage relative to its competitors. Manufacturing expertise is its other competitive advantage, with both skill and efficiency leading to overall better products and better corporate results. The stock had a strong fourth quarter as margins have been holding up better-than-expected and on the positive outlook for the semiconductor industry going forward. Management noted an inflection point in wafer demand, consistent with other segments in the semiconductor value chain.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

44	Annual Report	December 31, 2023

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	15.12%	(3.65)%	8.93%	4.29%	—%
Class I	15.38	(3.40)	9.23	4.60	—
Class R6	15.47	(3.34)	—	—	6.36
MSCI ACW ex-U.S. IMI (net)	15.62	1.53	7.18	3.97	4.86

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	45

International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.3%
	Belgium—0.2%
	Warehouses De Pauw CVA (Industrial REITs)	74,281	$2,337
	Denmark—2.9%
	DSV AS (Air freight & logistics)	75,581	13,269
	Novo Nordisk AS (Pharmaceuticals)	273,723	28,298
			41,567
	Finland—0.3%
	Metso OYJ (Machinery)	229,193	2,320
	Valmet OYJ (Machinery)	73,288	2,113
			4,433
	France—11.4%
	Airbus SE (Aerospace & defense)	130,491	20,136
	Capgemini SE (IT services)	44,527	9,278
	Dassault Systemes SE (Software)	406,764	19,864
	Hermes International SCA (Textiles, apparel & luxury goods)	5,513	11,678
	L’Oreal SA (Personal care products)	27,214	13,539
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	15,852	12,838
	Publicis Groupe SA (Media)	94,607	8,773
	Safran SA (Aerospace & defense)	97,668	17,193
	SEB SA (Household durables)	18,503	2,308
*	SES-imagotag SA (Electronic equipment, instruments & components)	16,413	2,460
	Thales SA (Aerospace & defense)	99,755	14,751
	TotalEnergies SE (Oil, gas & consumable fuels)	244,504	16,627
	Vinci SA (Construction & engineering)	110,379	13,855
			163,300
	Germany—3.0%
	CTS Eventim AG & Co. KGaA (Entertainment)	84,956	5,871
	Hannover Rueck SE (Insurance)	41,826	9,987
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	246,817	10,299
	MTU Aero Engines AG (Aerospace & defense)	52,411	11,297
	Nemetschek SE (Software)	35,627	3,087
	Siltronic AG (Semiconductors & semiconductor equipment)	21,686	2,118
			42,659
	Ireland—4.7%
	CRH PLC (Construction materials)†	109,010	7,539
*	ICON PLC (Life sciences tools & services)†	48,662	13,775
	Kingspan Group PLC (Building products)	185,029	16,014
	Linde PLC (Chemicals)†	40,166	16,497
*	Ryanair Holdings PLC—ADR (Passenger airlines)	96,512	12,871
			66,696

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—0.3%
*	Nice Ltd.—ADR (Software)	24,931	$4,974
	Italy—1.7%
	Azimut Holding SpA (Capital markets)	82,531	2,154
	Brembo SpA (Automobile components)	128,528	1,575
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	53,468	5,230
	Ferrari NV (Automobiles)†	26,222	8,874
	Moncler SpA (Textiles, apparel & luxury goods)	76,325	4,693
	Stevanato Group SpA (Life sciences tools & services)†	62,566	1,707
			24,233
	Netherlands—3.1%
	ASML Holding NV (Semiconductors & semiconductor equipment)	36,914	27,780
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	53,115	8,001
	IMCD NV (Trading companies & distributors)	35,752	6,218
	JDE Peet’s NV (Food products)	84,573	2,275
			44,274
	Norway—0.4%
*	AutoStore Holdings Ltd. (Machinery)	1,378,971	2,712
	Gjensidige Forsikring ASA (Insurance)	132,409	2,443
			5,155
	Spain—1.5%
	Amadeus IT Group SA (Hotels, restaurants & leisure)	155,112	11,110
	Industria de Diseno Textil SA (Specialty retail)	251,296	10,938
			22,048
	Sweden—4.2%
	Atlas Copco AB (Machinery)	812,737	13,985
	Beijer Ref AB (Trading companies & distributors)	362,785	4,852
	Evolution AB (Hotels, restaurants & leisure)	90,735	10,815
	Fortnox AB (Software)	402,438	2,405
	Hemnet Group AB (Interactive media & services)	125,219	2,997
	Hexagon AB (Electronic equipment, instruments & components)	738,094	8,851
	Indutrade AB (Machinery)	213,592	5,544
	Lifco AB (Industrial conglomerates)	209,408	5,133
	Nibe Industrier AB (Building products)	477,052	3,349
	Sweco AB (Construction & engineering)	158,888	2,128
			60,059

See accompanying Notes to Financial Statements.

46	Annual Report	December 31, 2023

International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Europe, Mid-East—(continued)
Switzerland—4.6%
Belimo Holding AG (Building products)	6,747	$3,721
Galenica AG (Health care providers & services)	44,717	3,868
Partners Group Holding AG (Capital markets)	4,471	6,448
Siegfried Holding AG (Life sciences tools & services)	3,641	3,721
SIG Group AG (Containers & packaging)	247,898	5,703
Sika AG (Chemicals)	36,317	11,818
Straumann Holding AG (Health care equipment & supplies)	39,060	6,298
Tecan Group AG (Life sciences tools & services)	12,114	4,946
VAT Group AG (Machinery)	16,849	8,444
Zurich Insurance Group AG (Insurance)	22,292	11,652
		66,619
Japan—15.9%
Ajinomoto Co., Inc. (Food products)	166,000	6,405
BayCurrent Consulting, Inc. (Professional services)	80,300	2,820
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	302,300	11,453
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	371,300	10,196
Daikin Industries Ltd. (Building products)	38,800	6,325
Disco Corp. (Semiconductors & semiconductor equipment)	31,400	7,790
Harmonic Drive Systems, Inc. (Machinery)	99,200	2,927
Hoya Corp. (Health care equipment & supplies)	120,900	15,112
Internet Initiative Japan, Inc. (Diversified telecommunication services)	81,300	1,663
ITOCHU Corp. (Trading companies & distributors)	172,400	7,051
Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	133,000	2,205
Japan Exchange Group, Inc. (Capital markets)	404,500	8,558
Keyence Corp. (Electronic equipment, instruments & components)	45,800	20,178
Lasertec Corp. (Semiconductors & semiconductor equipment)	35,100	9,253
MatsukiyoCocokara & Co. (Consumer staples distribution & retail)	231,300	4,096
Mitsui & Co. Ltd. (Trading companies & distributors)	173,700	6,527
MonotaRO Co. Ltd. (Trading companies & distributors)	370,200	4,042
Nomura Research Institute Ltd. (IT services)	61,600	1,792

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Pan Pacific International Holdings Corp. (Broadline retail)	459,300	$10,958
	Rakus Co. Ltd. (Software)	140,400	2,601
	SCREEN Holdings Co. Ltd. (Semiconductors & semiconductor equipment)	49,500	4,188
*	SHIFT, Inc. (IT services)	14,100	3,582
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	380,000	15,947
	SMC Corp. (Machinery)	8,000	4,298
	SMS Co. Ltd. (Professional services)	64,600	1,328
	Sumitomo Mitsui Financial Group, Inc. (Banks)	312,500	15,248
	Sundrug Co. Ltd. (Consumer staples distribution & retail)	90,100	2,896
	TechnoPro Holdings, Inc. (Professional services)	165,700	4,366
	TIS, Inc. (IT services)	149,900	3,303
	Tokio Marine Holdings, Inc. (Insurance)	529,800	13,260
	Tokyo Electron Ltd. (Semiconductors & semiconductor equipment)	74,100	13,272
	Tsuruha Holdings, Inc. (Consumer staples distribution & retail)	41,200	3,777
			227,417
	Emerging Asia—14.2%
	China—0.9%
	Airtac International Group (Machinery)	94,713	3,117
	Kweichow Moutai Co. Ltd. (Beverages)	37,599	9,107
			12,224
	India—5.7%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	44,917	3,081
	Asian Paints Ltd. (Chemicals)	137,161	5,596
	Britannia Industries Ltd. (Food products)	47,137	3,025
	Havells India Ltd. (Electrical equipment)	212,661	3,496
	HDFC Bank Ltd. (Banks)	819,606	16,829
	Infosys Ltd. (IT services)	347,710	6,446
*	InterGlobe Aviation Ltd. (Passenger airlines)	106,203	3,771
	Mahindra & Mahindra Ltd. (Automobiles)	266,906	5,533
	Max Healthcare Institute Ltd. (Health care providers & services)	325,904	2,687
	Nestle India Ltd. (Food products)	7,484	2,396
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	596,597	18,547
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	91,644	4,059
	Varun Beverages Ltd. (Beverages)	209,820	3,119
	Voltas Ltd. (Construction & engineering)	229,452	2,698
			81,283

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	47

International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—1.2%
Bank Central Asia Tbk. PT (Banks)	29,142,600	$17,792
South Korea—2.4%
Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	369,432	22,517
SK Hynix, Inc. (Semiconductors & semiconductor equipment)	108,884	11,963
		34,480
Taiwan—4.0%
Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	33,000	3,521
Global Unichip Corp. (Semiconductors & semiconductor equipment)	70,000	3,969
Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	159,000	3,041
MediaTek, Inc. (Semiconductors & semiconductor equipment)	370,000	12,237
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	310,449	32,287
Unimicron Technology Corp. (Electronic equipment, instruments & components)	360,000	2,064
		57,119
United Kingdom—13.8%
3i Group PLC (Capital markets)	458,293	14,143
Ashtead Group PLC (Trading companies & distributors)	168,774	11,750
AstraZeneca PLC (Pharmaceuticals)	147,978	19,994
BAE Systems PLC (Aerospace & defense)	677,075	9,584
Beazley PLC (Insurance)	474,310	3,156
Big Yellow Group PLC (Specialized REITs)	184,963	2,881
Compass Group PLC (Hotels, restaurants & leisure)	615,954	16,849
ConvaTec Group PLC (Health care equipment & supplies)	2,302,823	7,168
Diploma PLC (Trading companies & distributors)	133,188	6,081
Experian PLC (Professional services)	186,888	7,628
Greggs PLC (Hotels, restaurants & leisure)	117,121	3,884
Haleon PLC (Personal care products)	2,214,006	9,077
Halma PLC (Electronic equipment, instruments & components)	397,769	11,580
Intermediate Capital Group PLC (Capital markets)	265,071	5,678
London Stock Exchange Group PLC (Capital markets)	179,015	21,162
RELX PLC (Professional services)	284,067	11,261
Rentokil Initial PLC (Commercial services & supplies)	1,948,200	10,946
Rotork PLC (Machinery)	963,176	3,973

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Softcat PLC (IT services)	134,690	$2,335
	Spectris PLC (Electronic equipment, instruments & components)	86,272	4,156
	Spirax-Sarco Engineering PLC (Machinery)	56,574	7,575
	SSE PLC (Electric utilities)	163,726	3,873
	Weir Group PLC (Machinery)	117,504	2,825
			197,559
	Canada—8.1%
	Alimentation Couche-Tard, Inc. (Consumer staples distribution & retail)	169,197	9,964
	Boyd Group Services, Inc. (Commercial services & supplies)	12,831	2,697
	Canadian National Railway Co. (Ground transportation)	101,405	12,746
	Canadian Pacific Kansas City Ltd. (Ground transportation)	211,379	16,711
	CCL Industries, Inc. (Containers & packaging)	78,530	3,532
	Constellation Software, Inc. (Software)	2,865	7,103
	Dollarama, Inc. (Broadline retail)	184,081	13,266
	Intact Financial Corp. (Insurance)	75,045	11,546
*	Kinaxis, Inc. (Software)	22,951	2,576
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	22,246	11,374
	Parkland Corp. (Oil, gas & consumable fuels)	137,893	4,445
	TFI International, Inc. (Ground transportation)	20,160	2,742
	Toromont Industries Ltd. (Trading companies & distributors)	86,244	7,557
	Toronto-Dominion Bank (Banks)	163,157	10,542
			116,801
	Emerging Latin America—3.4%
	Argentina—0.3%
*	Globant SA (IT services)†	20,202	4,808
	Brazil—1.9%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,232,700	6,687
*	MercadoLibre, Inc. (Broadline retail)	6,743	10,597
	Raia Drogasil SA (Consumer staples distribution & retail)	689,264	4,172
	Rumo SA (Ground transportation)	612,100	2,892
	WEG SA (Electrical equipment)	408,900	3,107
			27,455
	Mexico—1.0%
	Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation infrastructure)	10,292	3,029
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	2,471,000	10,388
			13,417

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2023

International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Peru—0.2%
Credicorp Ltd. (Banks)†	18,490	$2,772

Asia—2.2%
Australia—0.6%
Pro Medicus Ltd. (Health care technology)	70,984	4,635
Steadfast Group Ltd. (Insurance)	1,015,595	4,028
		8,663
Hong Kong—0.9%
AIA Group Ltd. (Insurance)	791,600	6,899
Techtronic Industries Co. Ltd. (Machinery)	536,000	6,387
		13,286
Singapore—0.7%
DBS Group Holdings Ltd. (Banks)	364,300	9,223

Emerging Africa—0.5%
South Africa—0.5%
Bid Corp. Ltd. (Consumer staples distribution & retail)	218,983	5,108
Clicks Group Ltd. (Consumer staples distribution & retail)	123,750	2,203
		7,311
Total Common Stocks—96.4% (cost $1,001,445)		1,379,964

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $46,365, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $47,280	$46,353	46,353
Total Repurchase Agreement—3.3% (cost $46,353)		46,353
Total Investments—99.7% (cost $1,047,798)		1,426,317
Cash and other assets, less liabilities—0.3%		4,787
Net assets—100.0%		$1,431,104

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.5%
Information Technology	21.4%
Financials	14.5%
Consumer Discretionary	11.3%
Health Care	9.9%
Consumer Staples	6.6%
Materials	4.8%
Energy	2.9%
Communication Services	1.4%
Real Estate	0.4%
Utilities	0.3%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.4%
Japanese Yen	16.5%
British Pound Sterling	14.3%
U.S. Dollar	10.7%
Canadian Dollar	6.4%
Indian Rupee	5.9%
Swiss Franc	4.8%
Swedish Krona	4.4%
Danish Krone	3.0%
South Korean Won	2.5%
New Taiwan Dollar	2.0%
Indonesian Rupiah	1.3%
Brazilian Real	1.2%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	49

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair Institutional International Growth Fund (the “Fund”) posted a 15.20% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 15.62%.

For the full year, the Fund slightly underperformed its Index. From a sector perspective, allocation effect was positive driven by overweight exposures to Information Technology and Industrials. Stock selection effect was negative, largely due to negative selection within Industrials and Financials. This was offset by positive selection within Consumer Discretionary and Materials.

Industrials selection was negatively impacted by Teleperformance and Rentokil. Teleperformance provides outsourced call center and client relationship management services to enterprise customers globally. The rise of generative artificial intelligence is a direct threat to services provided by Teleperformance and its competitors. Additionally, in the middle of the year Teleperformance announced a proposed cash and stock offer for Majorel, one of its peers in the customer experience provider segment, at a significant premium. Our view is that this acquisition is counter to management’s previously stated mergers and acquisitions strategy given the overlap in business lines and customer base, and we exited the position after the announcement.

Rentokil is a U.K.-based pest control company with operations in over 60 countries. After a period of acquisitions, Rentokil is undergoing a transformation from a collection of independent businesses into one unified company focused on operating results. Its integration of Terminix in the U.S. is on track to deliver its cost synergy guidance of $60 million per year. While recent results were in line with expectations, the company noted softer demand in the U.S. than previously anticipated, impacting its full-year outlook and weighing on the stock.

Within Financials, AIA Group and Adyen were the primary drivers of underperformance. AIA is a leading insurer offering life insurance, accident and health insurance, and wealth management services and is solely focused on Asia. AIA’s competitive advantages are business process, brand distinction and culture, and its strong agency force. We believe the company will benefit from strong growth in the region and higher penetration rates as incomes rise. While fundamentals were resilient, the stock underperformed given its exposure to Chinese growth, which disappointed throughout the year.

Adyen is an international payments company that allows businesses to accept e-commerce, mobile, and point-of-sale payments. It can accept credit cards, debit cards, wire transfers, and real-time bank transfers. During the third quarter, the stock decreased after the company reported results that were worse than expected across financial metrics (revenue, earnings, margin). The market was particularly disappointed in the company’s performance in the U.S., which is meant to be a region of growth for the company. Competition has been aggressive on pricing as merchants have focused primarily on cost given the macroeconomic backdrop. At the same time, Adyen’s headcount has increased significantly as the company tries to grow, causing a significant bottom-line miss as well. Near-term fundamentals will be challenged, and the durability of its competitive advantages are in question. We exited the position as a result.

Positive selection in Consumer Discretionary was driven by positions in Lululemon and MercadoLibre. Lululemon, an athleisure apparel company, has one of the more attractive business models in the Consumer Discretionary sector, in our view, based on its premium-priced athletic apparel, vertically integrated manufacturing/retail/e-commerce strategy, differentiated grassroots marketing approach, and highly productive small-store format.

50	Annual Report	December 31, 2023

Institutional International Growth Fund

The stock benefitted from results that beat expectations as well as stronger-than-anticipated economic growth in the U.S. The position was trimmed during the fourth quarter after the recent move in the stock price and an increasing valuation.

MercadoLibre is the leading e-commerce platform in Latin America that has a best-in-class ecosystem of services such as logistics and payments, allowing the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. Latin America was one of the best performing regions in 2023 as many countries began to ease interest rates amid decreasing inflation rates. Results throughout the year were better than expected with revenue growth accelerating and margins expanding.

Shin-Etsu Chemical helped drive positive selection in Materials. Shin-Etsu has two core businesses: polyvinyl chloride (“PVC”) production and semiconductor wafer manufacturing. PVC is a widely used material, but the bulk of demand is for housing/construction-related products such as white PVC pipes seen in home improvement stores. Semiconductor wafers are the base ingredient for computers chips. In our view, Shin-Etsu has a clear scale advantage across its business units, giving it a superior cost advantage relative to its competitors. Manufacturing expertise is its other competitive advantage, with both skill and efficiency leading to overall better products and better corporate results. The stock had a strong fourth quarter as margins have been holding up better-than-expected and on the positive outlook for the semiconductor industry going forward. Management noted an inflection point in wafer demand, consistent with other segments in the semiconductor value chain.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	51

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	15.20%	(3.32)%	9.38%	4.75%
MSCI ACW ex-U.S. IMI (net)	15.62	1.53	7.18	3.97

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

52	Annual Report	December 31, 2023

Institutional International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.4%
	Belgium—0.2%
	Warehouses De Pauw CVA (Industrial REITs)	48,417	$1,523
	Denmark—2.9%
	DSV AS (Air freight & logistics)	49,264	8,649
	Novo Nordisk AS (Pharmaceuticals)	177,858	18,387
			27,036
	Finland—0.3%
	Metso OYJ (Machinery)	149,389	1,512
	Valmet OYJ (Machinery)	47,769	1,377
			2,889
	France—11.4%
	Airbus SE (Aerospace & defense)	85,055	13,125
	Capgemini SE (IT services)	29,023	6,048
	Dassault Systemes SE (Software)	265,130	12,947
	Hermes International SCA (Textiles, apparel & luxury goods)	3,593	7,611
	L’Oreal SA (Personal care products)	17,738	8,825
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	10,333	8,368
	Publicis Groupe SA (Media)	61,312	5,686
	Safran SA (Aerospace & defense)	63,660	11,206
	SEB SA (Household durables)	12,060	1,504
*	SES-imagotag SA (Electronic equipment, instruments & components)	10,698	1,604
	Thales SA (Aerospace & defense)	65,021	9,615
	TotalEnergies SE (Oil, gas & consumable fuels)	159,369	10,838
	Vinci SA (Construction & engineering)	71,945	9,030
			106,407
	Germany—3.0%
	CTS Eventim AG & Co. KGaA (Entertainment)	55,296	3,821
	Hannover Rueck SE (Insurance)	27,262	6,510
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	160,876	6,713
	MTU Aero Engines AG (Aerospace & defense)	34,162	7,364
	Nemetschek SE (Software)	23,118	2,003
	Siltronic AG (Semiconductors & semiconductor equipment)	14,135	1,380
			27,791
	Ireland—4.7%
	CRH PLC (Construction materials)†	71,053	4,914
*	ICON PLC (Life sciences tools & services)†	31,718	8,979
	Kingspan Group PLC (Building products)	120,603	10,438
	Linde PLC (Chemicals)†	26,180	10,752
*	Ryanair Holdings PLC—ADR (Passenger airlines)	62,907	8,389
			43,472

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—0.3%
*	Nice Ltd.—ADR (Software)	16,227	$3,238
	Italy—1.7%
	Azimut Holding SpA (Capital markets)	53,794	1,404
	Brembo SpA (Automobile components)	83,775	1,027
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	34,694	3,393
	Ferrari NV (Automobiles)†	17,091	5,784
	Moncler SpA (Textiles, apparel & luxury goods)	49,526	3,045
	Stevanato Group SpA (Life sciences tools & services)†	40,781	1,113
			15,766
	Netherlands—3.1%
	ASML Holding NV (Semiconductors & semiconductor equipment)	24,061	18,107
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	34,582	5,209
	IMCD NV (Trading companies & distributors)	23,303	4,053
	JDE Peet’s NV (Food products)	55,125	1,483
			28,852
	Norway—0.4%
*	AutoStore Holdings Ltd. (Machinery)	898,820	1,767
	Gjensidige Forsikring ASA (Insurance)	86,304	1,593
			3,360
	Spain—1.5%
	Amadeus IT Group SA (Hotels, restaurants & leisure)	101,103	7,241
	Industria de Diseno Textil SA (Specialty retail)	163,796	7,130
			14,371
	Sweden—4.2%
	Atlas Copco AB (Machinery)	529,746	9,115
	Beijer Ref AB (Trading companies & distributors)	235,403	3,149
	Evolution AB (Hotels, restaurants & leisure)	59,141	7,049
	Fortnox AB (Software)	262,311	1,568
	Hemnet Group AB (Interactive media & services)	81,619	1,953
	Hexagon AB (Electronic equipment, instruments & components)	481,093	5,769
	Indutrade AB (Machinery)	139,220	3,614
	Lifco AB (Industrial conglomerates)	135,879	3,330
	Nibe Industrier AB (Building products)	310,945	2,183
	Sweco AB (Construction & engineering)	103,564	1,387
			39,117

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	53

Institutional International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Europe, Mid-East—(continued)
Switzerland—4.7%
Belimo Holding AG (Building products)	4,378	$2,414
Galenica AG (Health care providers & services)	29,016	2,510
Partners Group Holding AG (Capital markets)	2,910	4,197
Siegfried Holding AG (Life sciences tools & services)	2,363	2,415
SIG Group AG (Containers & packaging)	161,351	3,712
Sika AG (Chemicals)	23,672	7,703
Straumann Holding AG (Health care equipment & supplies)	25,423	4,099
Tecan Group AG (Life sciences tools & services)	7,861	3,210
VAT Group AG (Machinery)	10,982	5,504
Zurich Insurance Group AG (Insurance)	14,530	7,595
		43,359

Japan—15.9%
Ajinomoto Co., Inc. (Food products)	108,200	4,174
BayCurrent Consulting, Inc. (Professional services)	52,400	1,840
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	197,000	7,464
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	242,000	6,646
Daikin Industries Ltd. (Building products)	25,300	4,124
Disco Corp. (Semiconductors & semiconductor equipment)	20,500	5,086
Harmonic Drive Systems, Inc. (Machinery)	64,700	1,909
Hoya Corp. (Health care equipment & supplies)	78,800	9,850
Internet Initiative Japan, Inc. (Diversified telecommunication services)	51,200	1,047
ITOCHU Corp. (Trading companies & distributors)	112,400	4,597
Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	86,700	1,438
Japan Exchange Group, Inc. (Capital markets)	263,600	5,577
Keyence Corp. (Electronic equipment, instruments & components)	29,900	13,173
Lasertec Corp. (Semiconductors & semiconductor equipment)	22,900	6,037
MatsukiyoCocokara & Co. (Consumer staples distribution & retail)	150,800	2,671
Mitsui & Co. Ltd. (Trading companies & distributors)	113,200	4,253
MonotaRO Co. Ltd. (Trading companies & distributors)	240,200	2,623
Nomura Research Institute Ltd. (IT services)	40,000	1,163

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Pan Pacific International Holdings Corp. (Broadline retail)	299,400	$7,143
	Rakus Co. Ltd. (Software)	91,500	1,695
	SCREEN Holdings Co. Ltd. (Semiconductors & semiconductor equipment)	32,300	2,733
*	SHIFT, Inc. (IT services)	9,200	2,337
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	246,900	10,361
	SMC Corp. (Machinery)	5,000	2,687
	SMS Co. Ltd. (Professional services)	42,100	866
	Sumitomo Mitsui Financial Group, Inc. (Banks)	203,700	9,939
	Sundrug Co. Ltd. (Consumer staples distribution & retail)	58,800	1,890
	TechnoPro Holdings, Inc. (Professional services)	107,500	2,832
	TIS, Inc. (IT services)	97,300	2,144
	Tokio Marine Holdings, Inc. (Insurance)	345,400	8,645
	Tokyo Electron Ltd. (Semiconductors & semiconductor equipment)	48,300	8,651
	Tsuruha Holdings, Inc. (Consumer staples distribution & retail)	26,900	2,466
			148,061

	Emerging Asia—14.2%
	China—0.9%
	Airtac International Group (Machinery)	61,204	2,014
	Kweichow Moutai Co. Ltd. (Beverages)	24,500	5,935
			7,949
	India—5.7%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	29,145	1,999
	Asian Paints Ltd. (Chemicals)	89,275	3,642
	Britannia Industries Ltd. (Food products)	30,724	1,972
	Havells India Ltd. (Electrical equipment)	137,990	2,268
	HDFC Bank Ltd. (Banks)	534,223	10,969
	Infosys Ltd. (IT services)	226,316	4,196
*	InterGlobe Aviation Ltd. (Passenger airlines)	69,224	2,458
	Mahindra & Mahindra Ltd. (Automobiles)	173,970	3,607
	Max Healthcare Institute Ltd. (Health care providers & services)	212,426	1,751
	Nestle India Ltd. (Food products)	4,878	1,562
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	388,865	12,089
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	59,465	2,634
	Varun Beverages Ltd. (Beverages)	136,761	2,033
	Voltas Ltd. (Construction & engineering)	149,558	1,758
			52,938

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2023

Institutional International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—1.2%
Bank Central Asia Tbk. PT (Banks)	18,995,230	$11,597
South Korea—2.4%
Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	240,797	14,677
SK Hynix, Inc. (Semiconductors & semiconductor equipment)	70,971	7,797
		22,474
Taiwan—4.0%
Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	21,000	2,241
Global Unichip Corp. (Semiconductors & semiconductor equipment)	46,000	2,608
Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	104,000	1,989
MediaTek, Inc. (Semiconductors & semiconductor equipment)	241,000	7,970
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	202,352	21,045
Unimicron Technology Corp. (Electronic equipment, instruments & components)	235,000	1,348
		37,201

United Kingdom—13.9%
3i Group PLC (Capital markets)	297,785	9,189
Ashtead Group PLC (Trading companies & distributors)	110,007	7,659
AstraZeneca PLC (Pharmaceuticals)	96,453	13,032
BAE Systems PLC (Aerospace & defense)	441,321	6,247
Beazley PLC (Insurance)	307,768	2,048
Big Yellow Group PLC (Specialized REITs)	120,560	1,878
Compass Group PLC (Hotels, restaurants & leisure)	401,482	10,982
ConvaTec Group PLC (Health care equipment & supplies)	1,500,991	4,672
Diploma PLC (Trading companies & distributors)	86,689	3,958
Experian PLC (Professional services)	121,815	4,972
Greggs PLC (Hotels, restaurants & leisure)	75,997	2,520
Haleon PLC (Personal care products)	1,443,099	5,917
Halma PLC (Electronic equipment, instruments & components)	259,267	7,548
Intermediate Capital Group PLC (Capital markets)	172,529	3,696
London Stock Exchange Group PLC (Capital markets)	116,683	13,793
RELX PLC (Professional services)	185,156	7,340
Rentokil Initial PLC (Commercial services & supplies)	1,269,846	7,135

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rotork PLC (Machinery)	624,981	$2,578
	Softcat PLC (IT services)	87,792	1,522
	Spectris PLC (Electronic equipment, instruments & components)	55,980	2,696
	Spirax-Sarco Engineering PLC (Machinery)	36,875	4,938
	SSE PLC (Electric utilities)	106,238	2,513
	Weir Group PLC (Machinery)	76,589	1,842
			128,675

	Canada—8.2%
	Alimentation Couche-Tard, Inc. (Consumer staples distribution & retail)	110,284	6,494
	Boyd Group Services, Inc. (Commercial services & supplies)	8,363	1,757
	Canadian National Railway Co. (Ground transportation)	66,096	8,308
	Canadian Pacific Kansas City Ltd. (Ground transportation)	137,778	10,893
	CCL Industries, Inc. (Containers & packaging)	51,186	2,302
	Constellation Software, Inc. (Software)	1,867	4,629
	Dollarama, Inc. (Broadline retail)	119,985	8,647
	Intact Financial Corp. (Insurance)	48,914	7,525
*	Kinaxis, Inc. (Software)	14,959	1,679
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	14,500	7,414
	Parkland Corp. (Oil, gas & consumable fuels)	89,475	2,884
	TFI International, Inc. (Ground transportation)	13,100	1,782
	Toromont Industries Ltd. (Trading companies & distributors)	56,214	4,925
	Toronto-Dominion Bank (Banks)	106,346	6,872
			76,111

	Emerging Latin America—3.4%
	Argentina—0.3%
*	Globant SA (IT services)†	13,108	3,119
	Brazil—1.9%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	1,453,200	4,353
*	MercadoLibre, Inc. (Broadline retail)	4,395	6,907
	Raia Drogasil SA (Consumer staples distribution & retail)	447,200	2,707
	Rumo SA (Ground transportation)	397,200	1,876
	WEG SA (Electrical equipment)	265,300	2,016
			17,859
	Mexico—1.0%
	Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation infrastructure)	6,708	1,974
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	1,610,600	6,771
			8,745

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	55

Institutional International Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Peru—0.2%
Credicorp Ltd. (Banks)†	12,052	$1,807

Asia—2.2%
Australia—0.6%
Pro Medicus Ltd. (Health care technology)	46,060	3,008
Steadfast Group Ltd. (Insurance)	661,970	2,625
		5,633
Hong Kong—0.9%
AIA Group Ltd. (Insurance)	516,063	4,497
Techtronic Industries Co. Ltd. (Machinery)	349,000	4,159
		8,656
Singapore—0.7%
DBS Group Holdings Ltd. (Banks)	237,400	6,010

Emerging Africa—0.5%
South Africa—0.5%
Bid Corp. Ltd. (Consumer staples distribution & retail)	142,531	3,325
Clicks Group Ltd. (Consumer staples distribution & retail)	80,661	1,436
		4,761
Total Common Stocks—96.7% (cost $661,685)		898,777

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $32,155, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $32,790	$32,147	32,147
Total Repurchase Agreement—3.5% (cost $32,147)		32,147
Total Investments—100.2% (cost $693,832)		930,924
Liabilities, plus cash and other assets—(0.2)%		(1,450)
Net assets—100.0%		$929,474

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):
Industrials	26.5%
Information Technology	21.4%
Financials	14.5%
Consumer Discretionary	11.3%
Health Care	9.9%
Consumer Staples	6.6%
Materials	4.8%
Energy	2.9%
Communication Services	1.4%
Real Estate	0.4%
Utilities	0.3%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):
Euro	22.4%
Japanese Yen	16.5%
British Pound Sterling	14.3%
U.S. Dollar	10.7%
Canadian Dollar	6.4%
Indian Rupee	5.9%
Swiss Franc	4.8%
Swedish Krona	4.4%
Danish Krone	3.0%
South Korean Won	2.5%
New Taiwan Dollar	2.0%
Indonesian Rupiah	1.3%
Brazilian Real	1.2%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2023

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell D. J. Neiman, CFA

The William Blair International Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 14.42% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 15.66%.

From an attribution perspective, positive stock selection and an underweight allocation to the Energy and Real Estate sectors was offset by weaker stock selection within the Consumer Staples and Consumer Discretionary sectors.

An underweight allocation and positive stock selection within the Real Estate sector was also beneficial. Within Real Estate, Corp Inmobiliaria Vesta SAB de CV (Vesta), a full-service real estate company that develops and leases industrial facilities and distribution centers in Mexico, was positive for performance. The company’s expertise is in designing and constructing build-to-suit and park-to-suit projects, as well as traditional inventory buildings, across a variety of industries within manufacturing and logistics. Ongoing nearshoring trends and e-commerce penetration in Mexico are driving strong demand for Industrial Real Estate. Recently, we have seen a shift in that trend, as companies continue to recalibrate their supply chains; we can observe that by looking at the references to near-shoring in company reports. Vesta’s full-service business model (acquisition, construction, maintenance), structural advantage as a C-corporation, strong balance sheet (<35% loan-to-value ratio, 100% fixed rate debt), and quality customer base make it a high-quality company for exposure to the industrial real estate market in Mexico.

Positive stock selection within Energy also added to performance, primarily due to Parkland Corp. Parkland Corp is a Canadian retail fuel and convenience store business and has benefitted from consistent acquisitions and the disposal of assets to optimize the portfolio mix, increase market share, and allow for better margins. Management continues to execute well against its fiscal year 2025 targets, which look more achievable each quarter. Results were driven by the recovery in the international markets. In addition, effective cost-optimization programs that the company has put in place and rebranding work with the “On the Run” concept continued to drive growth.

Partially offsetting performance was weaker stock selection within Consumer Staples primarily due to ChaCha Food. ChaCha Food is one of the top players in China’s structurally growing snack nuts and seeds industry. ChaCha’s products are premium positioned (20%-30% higher in unit price) and its nuts products are often used as gifts during festivals. The current macroeconomic environment is unfavorable as consumers are more price conscious and there are fewer gifting activities. A difficult macroeconomic backdrop coupled with cost pressures have weighed on margins meaningfully. We exited the position in September.

Stock selection was also weaker within Consumer Discretionary primarily due to Ariston. Ariston is an Italian-based thermal comfort seller. The company has a comprehensive portfolio of renewable and high-efficiency comfort solutions such as hot water heaters, heating systems/equipment, and burners and components. Ariston operates in a fragmented global market. Given the relatively low manufacturing footprint, distribution is the key barrier to entry alongside brands that customers trust. The stock price declined on softer quarterly results as weaker demand in Italy and lower visibility into the fourth quarter led management to lower its fiscal year 2023 growth guidance.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	57

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	14.42%	(6.30)%	7.21%	3.08%
Class I	14.70	(6.06)	7.50	3.37
Class R6	14.76	(5.99)	7.60	3.47
MSCI ACW ex-U.S. Small Cap Index (net)	15.66	1.49	7.89	4.88

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

58	Annual Report	December 31, 2023

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.1%
	Belgium—1.3%
	Azelis Group NV (Trading companies & distributors)	12,982	$318
	D’ieteren Group (Distributors)	14,778	2,886
			3,204
	Finland—1.1%
	Musti Group OYJ (Specialty retail)	51,815	1,494
	Valmet OYJ (Machinery)	41,665	1,201
			2,695
	France—3.7%
	Dassault Aviation SA (Aerospace & defense)	19,359	3,830
	Remy Cointreau SA (Beverages)	6,859	871
	SEB SA (Household durables)	10,520	1,312
*	SES-imagotag SA (Electronic equipment, instruments & components)	19,464	2,918
			8,931
	Germany—3.8%
	CTS Eventim AG & Co. KGaA (Entertainment)	49,446	3,417
	Nemetschek SE (Software)	19,097	1,655
	Siltronic AG (Semiconductors & semiconductor equipment)	41,908	4,092
			9,164
	Italy—4.8%
	Ariston Holding NV (Household durables)	361,636	2,501
	Azimut Holding SpA (Capital markets)	60,032	1,567
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	32,086	3,139
	Carel Industries SpA (Building products)	80,404	2,201
	Sanlorenzo SpA (Leisure products)	12,834	600
	Stevanato Group SpA (Life sciences tools & services)†	59,557	1,625
			11,633
	Jersey—0.3%
	JTC PLC (Capital markets)	58,567	609
	Netherlands—2.4%
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	35,203	5,303
	JDE Peet’s NV (Food products)	20,775	558
			5,861
	Norway—1.4%
*	AutoStore Holdings Ltd. (Machinery)	828,708	1,629
	Gjensidige Forsikring ASA (Insurance)	93,410	1,724
			3,353

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Sweden—9.8%
	AddTech AB (Trading companies & distributors)	136,540	$2,997
	Beijer Ref AB (Trading companies & distributors)	185,572	2,482
	Bravida Holding AB (Commercial services & supplies)	105,116	845
	Bufab AB (Trading companies & distributors)	43,241	1,657
	Fortnox AB (Software)	458,522	2,740
	Hemnet Group AB (Interactive media & services)	80,953	1,938
	Lagercrantz Group AB (Electronic equipment, instruments & components)	179,730	2,407
	Lifco AB (Industrial conglomerates)	115,934	2,841
	MIPS AB (Leisure products)	32,448	1,173
*	Sdiptech AB (Commercial services & supplies)	58,927	1,576
	Sweco AB (Construction & engineering)	135,737	1,818
	Vitec Software Group AB (Software)	16,640	966
			23,440
	Switzerland—3.5%
	Galenica AG (Health care providers & services)	22,784	1,971
	Kardex Holding AG (Machinery)	14,065	3,646
	Siegfried Holding AG (Life sciences tools & services)	2,664	2,722
			8,339

	Japan—17.8%
	AZ-COM MARUWA Holdings, Inc. (Air freight & logistics)	168,200	1,824
	BayCurrent Consulting, Inc. (Professional services)	69,300	2,433
	Fukuoka Financial Group, Inc. (Banks)	83,300	1,966
	Internet Initiative Japan, Inc. (Diversified telecommunication services)	49,000	1,002
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	212,900	3,530
*	Kokusai Electric Corp. (Semiconductors & semiconductor equipment)	98,600	2,143
	Kotobuki Spirits Co. Ltd. (Food products)	101,300	1,553
	MEITEC Group Holdings, Inc. (Professional services)	183,800	3,685
	PAL GROUP Holdings Co. Ltd. (Specialty retail)	122,600	2,142
	Prestige International, Inc. (Commercial services & supplies)	168,800	718
	Rakus Co. Ltd. (Software)	125,000	2,316
	SBI Sumishin Net Bank Ltd. (Banks)	65,700	721
	Senko Group Holdings Co. Ltd. (Air freight & logistics)	45,800	371
*	SHIFT, Inc. (IT services)	12,100	3,074

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	59

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
SIGMAXYZ Holdings, Inc. (Professional services)	89,800	$924
SMS Co. Ltd. (Professional services)	168,600	3,467
Socionext, Inc. (Semiconductors & semiconductor equipment)	69,500	1,262
Sundrug Co. Ltd. (Consumer staples distribution & retail)	82,000	2,636
TechnoPro Holdings, Inc. (Professional services)	156,500	4,123
TIS, Inc. (IT services)	82,600	1,820
Yamazaki Baking Co. Ltd. (Food products)	54,000	1,232
		42,942

Emerging Asia—16.3%
China—1.4%
Proya Cosmetics Co. Ltd. (Personal care products)	151,091	2,108
Silergy Corp. (Semiconductors & semiconductor equipment)	82,000	1,336
		3,444
India—8.4%
AU Small Finance Bank Ltd. (Banks)	375,991	3,547
Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	121,360	1,838
Home First Finance Co. India Ltd. (Financial services)	82,781	927
Max Healthcare Institute Ltd. (Health care providers & services)	233,331	1,924
Motherson Sumi Wiring India Ltd. (Automobile components)	2,595,482	1,924
Polycab India Ltd. (Electrical equipment)	40,255	2,661
Sundaram Finance Ltd. (Consumer finance)	26,527	1,113
Tube Investments of India Ltd. (Automobile components)	51,586	2,194
Varun Beverages Ltd. (Beverages)	274,297	4,077
		20,205
Indonesia—0.5%
Bank Negara Indonesia Persero Tbk. PT (Banks)	3,630,900	1,268
Taiwan—5.5%
ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	31,000	1,833
ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	22,600	2,297
Global Unichip Corp. (Semiconductors & semiconductor equipment)	46,000	2,608
Innodisk Corp. (Technology hardware, storage & peripherals)	184,000	1,871
Lotes Co. Ltd. (Electronic equipment, instruments & components)	36,000	1,255
Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	31,000	1,212

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Voltronic Power Technology Corp. (Electrical equipment)	36,451	$2,031
			13,107
	Thailand—0.5%
	Tisco Financial Group PCL (Banks)	409,600	1,197

	Emerging Latin America—9.2%
	Brazil—3.4%
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	297,200	1,739
	Rumo SA (Ground transportation)	397,800	1,880
	TOTVS SA (Software)	365,700	2,536
	Vivara Participacoes SA (Textiles, apparel & luxury goods)	274,600	1,936
			8,091
	Mexico—5.8%
	Arca Continental SAB de CV (Beverages)	106,200	1,157
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	747,000	2,962
	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real estate management & development)	6,060	240
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	347,500	3,675
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	82,770	2,432
	Qualitas Controladora SAB de CV (Insurance)	216,100	2,188
	Regional SAB de CV (Banks)	146,500	1,401
			14,055

	United Kingdom—8.3%
	Beazley PLC (Insurance)	572,854	3,812
	Burford Capital Ltd. (Financial services)	161,072	2,490
	Diploma PLC (Trading companies & distributors)	90,621	4,138
	Greggs PLC (Hotels, restaurants & leisure)	75,845	2,515
	Renishaw PLC (Electronic equipment, instruments & components)	23,043	1,051
	Rotork PLC (Machinery)	825,280	3,404
	Softcat PLC (IT services)	143,176	2,482
			19,892

	Canada—7.5%
	Boyd Group Services, Inc. (Commercial services & supplies)	13,905	2,922
	EQB, Inc. (Banks)	26,764	1,762
*	Kinaxis, Inc. (Software)	25,043	2,811
	North West Co., Inc. (Consumer staples distribution & retail)	122,164	3,620

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2023

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Canada—(continued)
	Parkland Corp. (Oil, gas & consumable fuels)	107,287	$3,458
	Richelieu Hardware Ltd. (Trading companies & distributors)	48,427	1,754
	Stella-Jones, Inc. (Paper & forest products)	31,223	1,817
			18,144

	Asia—4.6%
	Australia—3.0%
	Pro Medicus Ltd. (Health care technology)	58,208	3,801
	Steadfast Group Ltd. (Insurance)	847,520	3,361
			7,162
	New Zealand—1.3%
	Mainfreight Ltd. (Air freight & logistics)	70,560	3,091
	Singapore—0.3%
	Sheng Siong Group Ltd. (Consumer staples distribution & retail)	643,800	781

	Emerging Europe, Africa—3.1%
	Greece—1.0%
	JUMBO SA (Specialty retail)	91,655	2,542
	Poland—1.0%
*	Dino Polska SA (Consumer staples distribution & retail)	19,682	2,304
	South Africa—1.1%
	Bidvest Group Ltd. (Industrial conglomerates)	83,400	1,150
	Clicks Group Ltd. (Consumer staples distribution & retail)	80,170	1,428
			2,578
	Total Common Stocks—98.9% (cost $194,330)		238,032
	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $2,514, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $2,564	$2,514	2,514
	Total Repurchase Agreement—1.0% (cost $2,514)		2,514
	Total Investments—99.9% (cost $196,844)		240,546
	Cash and other assets, less liabilities—0.1%		200
	Net assets—100.0%		$240,746

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	32.3%
Information Technology	21.8%
Financials	13.2%
Consumer Discretionary	11.1%
Consumer Staples	9.4%
Health Care	5.1%
Communication Services	2.7%
Real Estate	2.1%
Energy	1.5%
Materials	0.8%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	18.0%
Euro	17.8%
Swedish Krona	9.9%
British Pound Sterling	8.6%
Indian Rupee	8.5%
Canadian Dollar	7.6%
New Taiwan Dollar	6.1%
Mexican Peso	5.8%
Swiss Franc	3.5%
Brazilian Real	3.4%
Australian Dollar	3.0%
Norwegian Krone	1.4%
New Zealand Dollar	1.3%
South African Rand	1.1%
All Other Currencies	4.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	61

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Emerging Markets Leaders Fund (Class N shares) (the “Fund”) posted a 5.85% increase, net of fees, for the year-ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 9.83%.

The underperformance versus the Index year-to-date was primarily driven by stock selection in China, while selection in Financials, Industrials, and Energy also detracted from relative performance. Within China, the weaker-than-expected consumer recovery following China’s COVID reopening early in the year drove underperformance in consumer exposure, including China Tourism Group Duty Free and Foshan Haitian Flavouring & Food Co.

China Tourism Group Duty Free is the leading Chinese duty-free operator. Following a sharp rally in late 2022, as the government announced the abandonment of COVID lockdowns, the stock weakened amid concerns about the pace of the consumer recovery in China and specifically the slow resumption of international travel. While China Tourism operates non-airport duty-free shopping, foot traffic in those locations has been lighter than expected. Additionally, operational concerns, including gate capacity at arrival airports and maintenance requirements for wide-body jets that were not operated through China’s COVID lockdowns, have reduced near-term expectations for a sales recovery in airport locations. Haitian is the largest Chinese soy sauce producer both in capacity and market share. The share price declined during the period as Haitian’s results missed expectations and underperformed peers on a slower-than-expected recovery of its catering channel. While we believe Haitian has one of the most-attractive long-term growth profiles in China’s packaged foods industry given its leadership in the fast-growing and highly fragmented seasoning and sauce industry, the recovery from COVID lows is now expected to be more prolonged. Both companies were exited during the period.

Within Financials, Capitec was the largest detractor. Capitec is a financial services disruptor in the South African market. The company continues to leverage its cost leadership, product expansion, and digital advantage to attract new retail customers and support its outlook for growth and returns. The challenging operating environment in South Africa with electricity outages, weaker macroeconomic backdrop, and higher interest rates weighed on Capitec’s near-term earnings and pressured the stock price. In Industrials, Contemporary Amperex Technology Co Ltd (CATL) was the primary detractor. CATL manufactures batteries primarily for use in electric vehicles (“EVs”), with a small amount used by utility companies and other large power users for stationary power storage. The stock underperformed as higher-than-normal rebates on large customer orders drove a deterioration of margins and given geopolitical concerns for Chinese EVs and components. CATL continues to innovate and maintain a clear edge versus the competition with their fast-charging battery as the latest example. Furthermore, Europe is trending better than expected despite recent trade concerns and has more than offset modest declines in domestic market share.

Partially offsetting these effects was strong stock selection in Information Technology and Consumer Staples, as well as an overweight to, and selection within Latin America led by MercadoLibre and Raia Drogasil. MercadoLibre is a leading e-commerce platform in Latin America with a best-in-class ecosystem of services such as logistics and payments, which allows the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. MercadoLibre continued to deliver strong results in the most recent quarter, with broad-based growth across all key geographies and business segments. Despite strong fundamental results year to date that have pushed valuations lower, we trimmed the position on the rising risk of competition in Latin American e-commerce. Raia Drogasil owns and operates

62	Annual Report	December 31, 2023

Emerging Markets Leaders Fund

a chain of pharmacies, offering skin care, personal care, and cosmetics products in Brazil. The stock outperformed on strong fundamental performance as it continues to take market share and consolidates the fragmented Brazilian pharmacy market. Its operating leverage and cost efficiencies have continued to drive margin expansion and double-digit growth.

Within Information Technology, MediaTek was the strongest performer. MediaTek is a Taiwanese semiconductor company specializing in chips used in wireless communication and mobile devices. MediaTek also benefited from the easing destocking trend. We believe the company is at the end of the cyclical trough in terms of revenue growth, and management’s recently increased guidance of higher growth confirms that thesis. Additionally, improved pricing power alongside a less aggressive competitive backdrop is evidenced by resilient gross margins in the recent period.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	63

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	5.85%	(10.29)%	3.29%	1.95%
Class I	6.13	(10.03)	3.57	2.25
Class R6	6.22	(9.98)	3.63	2.30
MSCI Emerging Markets Index (net)	9.83	(5.08)	3.68	2.66

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Annual Report	December 31, 2023

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—76.5%
	China—20.5%
	Airtac International Group (Machinery)	148,000	$4,871
	Alibaba Group Holding Ltd. (Broadline retail)	710,528	6,879
	ANTA Sports Products Ltd. (Textiles, apparel & luxury goods)	243,000	2,357
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	124,120	2,844
	Kweichow Moutai Co. Ltd. (Beverages)	32,159	7,790
	Midea Group Co. Ltd. (Household durables)	652,695	5,004
*	PDD Holdings, Inc.—ADR (Broadline retail)	26,022	3,807
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	337,800	2,993
	Silergy Corp. (Semiconductors & semiconductor equipment)	213,000	3,470
	Tencent Holdings Ltd. (Interactive media & services)	227,700	8,561
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	96,600	3,281
			51,857
	India—23.3%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	32,669	2,241
	Asian Paints Ltd. (Chemicals)	75,186	3,067
	Bajaj Finance Ltd. (Consumer finance)	14,237	1,251
	Britannia Industries Ltd. (Food products)	35,065	2,250
	Havells India Ltd. (Electrical equipment)	136,668	2,246
	HDFC Bank Ltd. (Banks)	569,519	11,694
	Hindustan Unilever Ltd. (Personal care products)	75,665	2,418
	Infosys Ltd. (IT services)	213,866	3,965
*	InterGlobe Aviation Ltd. (Passenger airlines)	160,698	5,707
	Kotak Mahindra Bank Ltd. (Banks)	172,385	3,944
	Mahindra & Mahindra Ltd. (Automobiles)	180,348	3,739
	Pidilite Industries Ltd. (Chemicals)	79,874	2,601
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	279,028	8,675
	Tata Consumer Products Ltd. (Food products)	63,264	828
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	49,952	2,213
	Varun Beverages Ltd. (Beverages)	155,720	2,315
			59,154
	Indonesia—6.8%
	Bank Central Asia Tbk. PT (Banks)	16,232,800	9,910
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	13,109,900	4,875
	Telkom Indonesia Persero Tbk. PT (Diversified telecommunication services)	9,280,600	2,381
			17,166

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—8.7%
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	261,175	$15,919
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	56,655	6,225
			22,144
	Taiwan—14.4%
	Advantech Co. Ltd. (Technology hardware, storage & peripherals)	173,000	2,097
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	17,000	1,728
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	32,000	2,555
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	204,000	6,747
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	196,639	20,450
	Voltronic Power Technology Corp. (Electrical equipment)	52,000	2,897
			36,474
	Thailand—2.8%
	Airports of Thailand PCL (Transportation infrastructure)	1,935,300	3,388
	Bangkok Dusit Medical Services PCL (Health care providers & services)	4,546,900	3,697
			7,085

	Emerging Latin America—20.2%
	Argentina—1.6%
*	Globant SA (IT services)†	17,046	4,057
	Brazil—14.0%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	1,320,600	3,956
	Banco BTG Pactual SA (Capital markets)	546,700	4,233
*	MercadoLibre, Inc. (Broadline retail)	4,997	7,853
	Raia Drogasil SA (Consumer staples distribution & retail)	694,784	4,205
	Rumo SA (Ground transportation)	863,000	4,077
	TOTVS SA (Software)	746,000	5,174
	WEG SA (Electrical equipment)	808,600	6,144
			35,642
	Mexico—4.6%
	Grupo Aeroportuario del Pacifico SAB de CV (Transportation infrastructure)	170,700	2,994
	Grupo Financiero Banorte SAB de CV (Banks)	265,400	2,674
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	1,426,700	5,998
			11,666

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	65

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—4.6%
Saudi Arabia—2.4%
Saudi Arabian Oil Co. (Oil, gas & consumable fuels)	696,856	$6,142
South Africa—0.8%
Capitec Bank Holdings Ltd. (Banks)	18,068	2,001
Turkey—0.7%
BIM Birlesik Magazalar AS (Consumer staples distribution & retail)	180,688	1,844
United Arab Emirates—0.7%
Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	1,757,279	1,770

Asia—1.4%
Hong Kong—1.4%
AIA Group Ltd. (Insurance)	397,400	3,463
Total Common Stocks—102.7% (cost $216,846)		260,465
Total Investments—102.7% (cost $216,846)		260,465
Liabilities, plus cash and other assets—(2.7)%		(6,880)
Net assets—100.0%		$253,585

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	27.8%
Financials	18.4%
Industrials	14.7%
Consumer Discretionary	12.9%
Consumer Staples	10.6%
Energy	5.7%
Communication Services	4.2%
Health Care	3.5%
Materials	2.2%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	22.7%
U.S. Dollar	13.9%
Brazilian Real	10.7%
New Taiwan Dollar	9.3%
South Korean Won	8.5%
Chinese Yuan Renminbi	8.4%
Hong Kong Dollar	8.2%
Indonesian Rupiah	6.6%
Mexican Peso	4.5%
South African Rand	3.1%
Thai Baht	2.7%
All Other Currencies	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2023

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets Growth Fund (Class N shares) (the “Fund”) posted a 9.99% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 11.67%.

Performance versus the Index year-to-date was driven by a combination of country allocation and stock selection effects despite continued style headwinds amid strong outperformance of low-valuation stocks. Stock selection was particularly strong within the Consumer Staples, Real Estate, and Information Technology sectors. Within Consumer Staples, Varun Beverages was a notable contributor to relative performance. The share price increase was underpinned by a strong operating momentum as the company continued to deliver better-than-expected results, driven by improving volume growth and margin expansion. In addition, shares jumped in December on the announcement of the company’s acquisition of South Africa’s Beverage Company, which owns PepsiCo’s distribution rights in South Africa. Macrotech Developers (“Lodha”) boosted relative performance within the Real Estate sector. Lodha is one of the largest housing developers in India with multiple brands that cater to different segments. It benefits from a strong brand, above average project execution, large land bank, and the ability to grow through joint ventures. The company delivered very strong operating results and is expected to continue to benefit from favorable dynamics in the India housing market. Within Information Technology, semiconductor and semi equipment companies added the most, in particular, Taiwan Semiconductor Manufacturing (“TSMC”). TSMC is the world-leading independent foundry with unique manufacturing capabilities in leading-edge chips. The stock strengthened despite challenging near-term dynamics including soft demand from China as cutting-edge technology companies globally outperformed on expectations for artificial intelligence (“AI”) to drive long-term demand. The stock climbed in the last quarter amid signs of recovery in select end-markets and continued strength in AI demand.

Partially offsetting these effects was negative stock selection within the Financials and Consumer Discretionary sectors. AIA and HDFC bank were key detractors within Financials. AIA Group is a leading provider of life insurance throughout Asia. While overall fundamentals were positive and exceeded expectations in the first half of the year, AIA’s product mix in China deteriorated as consumer weakness has led to a shift to lower-margin savings products from higher-margin lines. Near- and long-term growth trajectories remain strong, driven by AIA’s strong distribution network across Asia which is a unique competitive advantage for the firm and the stock trades at an attractive valuation relative to its history. HDFC Bank is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was a detractor, primarily due to weakness in the third quarter following the long-expected merger with HDFC Ltd, which led to a slight reduction in reported book value post-merger. While accounting book value was lower, there was no change in economic value. We expect further merger-related noise for the next year or so but expect the company to execute well on the merger and to continue compounding with high and stable returns over the long-term.

Within Consumer Discretionary, China Tourism Group Duty Free is the leading Chinese duty-free operator and Li Ning, a leading sports brand in China, drove the sector underperformance. Following a sharp rally in late 2022, as the government announced the abandonment of COVID lockdowns, China Tourism Group’s stock weakened in 2023 amid concerns about the pace of the consumer recovery in China and specifically the slow resumption of international travel. In addition, operational concerns coupled with regulatory headwinds reduced both the near-and long-term outlook for the stock. We exited the position in the second quarter of 2023. Li Ning reported a weaker-than-expected third-quarter trading update and lowered its full year guidance. Investor sentiment was hampered by the weaker results and outlook on a deteriorating wholesale channel coupled with uncertainty on inventory levels through 2024. We liquidated the position during the fourth quarter as a result.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	67

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	9.99%	(8.94)%	6.28%	3.48%
Class I	10.23	(8.71)	6.55	3.74
Class R6	10.26	(8.65)	6.62	3.83
MSCI Emerging Markets IMI (net)	11.67	(3.71)	4.45	3.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Annual Report	December 31, 2023

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—77.3%
	China—13.3%
	Airtac International Group (Machinery)	230,852	$7,597
	ANTA Sports Products Ltd. (Textiles, apparel & luxury goods)	231,000	2,241
	Huaming Power Equipment Co. Ltd. (Machinery)	519,600	1,030
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	2,422,600	2,934
	Kweichow Moutai Co. Ltd. (Beverages)	66,574	16,126
	NetEase, Inc. (Entertainment)	859,500	15,476
*	PDD Holdings, Inc.—ADR (Broadline retail)	141,147	20,651
	Proya Cosmetics Co. Ltd. (Personal care products)	236,488	3,299
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	245,163	2,172
	Tencent Holdings Ltd. (Interactive media & services)	879,160	33,056
	Wuliangye Yibin Co. Ltd. (Beverages)	108,399	2,135
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	85,206	2,894
			109,611
	India—27.1%
	ABB India Ltd. (Electrical equipment)	112,773	6,330
	APL Apollo Tubes Ltd. (Metals & mining)	189,079	3,490
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	77,010	5,282
	Asian Paints Ltd. (Chemicals)	74,608	3,044
	Astral Ltd. (Building products)	96,831	2,224
	Bajaj Finance Ltd. (Consumer finance)	91,060	8,005
	Bharat Electronics Ltd. (Aerospace & defense)	2,677,109	5,903
	Britannia Industries Ltd. (Food products)	50,686	3,253
	Central Depository Services India Ltd. (Capital markets)	119,895	2,631
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	672,313	3,652
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	205,145	3,106
	Coforge Ltd. (IT services)	43,782	3,307
	Cummins India Ltd. (Machinery)	124,767	2,949
	Dixon Technologies India Ltd. (Household durables)	69,268	5,456
	Escorts Kubota Ltd. (Machinery)	60,030	2,156
*	Godrej Properties Ltd. (Real estate management & development)	108,676	2,621
	Havells India Ltd. (Electrical equipment)	124,220	2,042
	HDFC Bank Ltd. (Banks)	1,073,338	22,039
	HDFC Life Insurance Co. Ltd. (Insurance)	249,338	1,936
	Indian Hotels Co. Ltd. (Hotels, restaurants & leisure)	847,809	4,464
*	InterGlobe Aviation Ltd. (Passenger airlines)	80,561	2,861

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Jindal Stainless Ltd. (Metals & mining)	181,213	$1,241
	Kajaria Ceramics Ltd. (Building products)	142,536	2,240
*	Kaynes Technology India Ltd. (Electronic equipment, instruments & components)	65,035	2,040
	KEI Industries Ltd. (Electrical equipment)	126,739	4,944
	KPIT Technologies Ltd. (Software)	335,367	6,127
	Macrotech Developers Ltd. (Real estate management & development)	309,713	3,807
	Mahindra & Mahindra Ltd. (Automobiles)	196,361	4,071
	Max Healthcare Institute Ltd. (Health care providers & services)	494,406	4,076
	Motherson Sumi Wiring India Ltd. (Automobile components)	2,699,323	2,001
	Nestle India Ltd. (Food products)	16,866	5,400
	NTPC Ltd. (Independent power & renewable electricity producers)	3,181,948	11,873
	Oberoi Realty Ltd. (Real estate management & development)	152,496	2,615
	Pidilite Industries Ltd. (Chemicals)	66,068	2,152
	Polycab India Ltd. (Electrical equipment)	71,745	4,742
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	629,285	19,564
	Tata Consultancy Services Ltd. (IT services)	49,967	2,282
	Tata Consumer Products Ltd. (Food products)	272,258	3,563
	Tata Motors Ltd. (Automobiles)	472,215	4,423
	Titagarh Rail System Ltd. (Machinery)	287,427	3,605
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	170,737	7,563
	Trent Ltd. (Specialty retail)	164,166	6,019
	Tube Investments of India Ltd. (Automobile components)	88,631	3,770
	TVS Motor Co. Ltd. (Automobiles)	122,730	2,991
	UNO Minda Ltd. (Automobile components)	564,828	4,677
	Varun Beverages Ltd. (Beverages)	674,678	10,029
			222,566
	Indonesia—5.4%
	Bank Central Asia Tbk. PT (Banks)	38,219,695	23,333
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	51,020,251	18,971
	Mitra Adiperkasa Tbk. PT (Broadline retail)	15,557,100	1,809
			44,113
	Philippines—1.1%
	BDO Unibank, Inc. (Banks)	2,189,854	5,161
	International Container Terminal Services, Inc. (Transportation infrastructure)	855,950	3,815
			8,976

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	69

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—8.7%
	JYP Entertainment Corp. (Entertainment)	28,472	$2,239
	Orion Corp. (Food products)	22,577	2,035
*	Samsung Biologics Co. Ltd. (Life sciences tools & services)	3,555	2,098
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	784,398	47,811
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	157,565	17,311
			71,494
	Taiwan—20.6%
	Accton Technology Corp. (Communications equipment)	363,000	6,186
	Advantech Co. Ltd. (Technology hardware, storage & peripherals)	216,409	2,623
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	118,000	12,592
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	56,000	3,312
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	63,300	6,435
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	631,000	6,445
	E.Sun Financial Holding Co. Ltd. (Banks)	3,576,723	3,007
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	541,000	6,734
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	58,000	4,630
	Faraday Technology Corp. (Semiconductors & semiconductor equipment)	209,000	2,431
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	96,000	5,443
	Innodisk Corp. (Technology hardware, storage & peripherals)	192,000	1,952
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	152,132	5,304
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	419,000	13,857
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	249,000	2,426
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	598,000	11,554
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	563,558	58,610
	Tripod Technology Corp. (Electronic equipment, instruments & components)	572,000	3,634
	Unimicron Technology Corp. (Electronic equipment, instruments & components)	803,000	4,605
	Voltronic Power Technology Corp. (Electrical equipment)	35,586	1,983
	Wiwynn Corp. (Technology hardware, storage & peripherals)	103,000	6,125
			169,888

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—1.1%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	3,364,100	$2,735
	Bumrungrad Hospital PCL (Health care providers & services)	574,000	3,733
	Central Pattana PCL (Real estate management & development)	1,322,600	2,713
			9,181

	Emerging Latin America—14.9%
	Argentina—0.5%
*	Globant SA (IT services)†	16,033	3,816
	Brazil—8.5%
	Banco BTG Pactual SA (Capital markets)	861,500	6,670
	Itau Unibanco Holding SA—ADR (Banks)	1,273,457	8,850
	Localiza Rent a Car SA (Ground transportation)	226,600	2,967
*	MercadoLibre, Inc. (Broadline retail)	14,985	23,550
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	428,100	2,505
*	NU Holdings Ltd. (Banks)†	343,243	2,859
	Patria Investments Ltd. (Capital markets)†	120,472	1,868
	Raia Drogasil SA (Consumer staples distribution & retail)	1,005,388	6,085
	Rumo SA (Ground transportation)	808,300	3,819
	TOTVS SA (Software)	715,100	4,960
	Vinci Partners Investments Ltd. (Capital markets)†	155,512	1,703
	WEG SA (Electrical equipment)	503,541	3,826
			69,662
	Mexico—5.9%
*	Alsea SAB de CV (Hotels, restaurants & leisure)	507,600	1,924
	Arca Continental SAB de CV (Beverages)	657,400	7,161
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	853,600	3,385
	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real estate management & development)	22,220	880
	Fomento Economico Mexicano SAB de CV—ADR (Beverages)	97,908	12,762
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	217,300	2,298
	Grupo Financiero Banorte SAB de CV (Banks)	846,400	8,528
	Prologis Property Mexico SA de CV (Industrial REITs)	1,005,900	4,769
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	1,656,500	6,964
			48,671

See accompanying Notes to Financial Statements.

70	Annual Report	December 31, 2023

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—6.5%
	Poland—0.6%
*	Dino Polska SA (Consumer staples distribution & retail)	44,226	$5,178
	Saudi Arabia—3.5%
	Aldrees Petroleum & Transport Services Co. (Oil, gas & consumable fuels)	63,589	2,998
	Alinma Bank (Banks)	252,283	2,607
	Arabian Contracting Services Co. (Media)	14,561	920
	Arabian Internet & Communications Services Co. (IT services)	32,774	3,026
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	47,528	2,702
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	43,555	3,296
	Elm Co. (IT services)	25,536	5,550
	Leejam Sports Co. JSC (Hotels, restaurants & leisure)	63,623	3,431
	Riyadh Cables Group Co. (Electrical equipment)	98,258	2,416
	Saudia Dairy & Foodstuff Co. (Food products)	22,074	1,960
			28,906
	South Africa—0.9%
	Bid Corp. Ltd. (Consumer staples distribution & retail)	107,705	2,512
	Bidvest Group Ltd. (Industrial conglomerates)	153,185	2,113
	Clicks Group Ltd. (Consumer staples distribution & retail)	129,252	2,301
			6,926
	Turkey—0.3%
	BIM Birlesik Magazalar AS (Consumer staples distribution & retail)	258,186	2,635
	United Arab Emirates—1.2%
	Emaar Properties PJSC (Real estate management & development)	2,618,926	5,648
	Emirates Central Cooling Systems Corp. (Water utilities)	3,917,247	1,770
	Salik Co. PJSC (Transportation infrastructure)	3,124,481	2,646
			10,064

	Asia—1.4%
	Hong Kong—1.4%
	AIA Group Ltd. (Insurance)	1,345,800	11,728
	Total Common Stocks—100.1% (cost $662,749)		823,415
	Issuer	Shares or Principal Amount	Value

	Rights

	Emerging Latin America—0.0%
	Brazil—0.0%
*	Localiza Rent a Car SA, Expiring 2/5/24 (Ground transportation)	813	$3
	Total Rights—0.0% (cost $0)		3

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $9,422, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $9,608	$9,419	9,419
	Total Repurchase Agreement—1.1% (cost $9,419)		9,419
	Total Investments—101.2% (cost $672,168)		832,837
	Liabilities, plus cash and other assets—(1.2)%		(9,996)
	Net assets—100.0%		$822,841

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	71

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2023

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	31.8%
Financials	16.5%
Consumer Discretionary	12.0%
Consumer Staples	11.3%
Industrials	9.8%
Communication Services	6.3%
Real Estate	3.5%
Health Care	2.9%
Energy	2.7%
Utilities	2.0%
Materials	1.2%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	27.0%
U.S. Dollar	16.5%
New Taiwan Dollar	14.4%
South Korean Won	8.7%
Hong Kong Dollar	7.6%
Indonesian Rupiah	5.4%
South African Rand	4.4%
Mexican Peso	4.3%
Brazilian Real	3.7%
Chinese Yuan Renminbi	3.7%
UAE Dirham	1.2%
Thai Baht	1.1%
Philippine Peso	1.1%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2023

Emerging Markets ex China Growth Fund

The Emerging Markets ex China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets ex China Growth Fund (Class I shares) posted a 24.75% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets ex-China IMI (the “Index”), increased 21.64%.

Outperformance versus the Index year-to-date was driven by a combination of positive stock selection and allocation effects across most sectors. Stock selection was particularly strong within the Consumer Discretionary, Industrials, and Consumer Staples sectors. The Information Technology overweighting and Materials underweighting were also notable contributors to relative results.

MercadoLibre and Trent bolstered Consumer Discretionary results. MercadoLibre is a leading e-commerce platform in Latin America with a best-in-class ecosystem of services such as logistics and payments, which allows the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. MercadoLibre continued to deliver strong results in the most recent quarter, supported by broad-based growth across business segments and share gains across geographies. Trent is one of India’s leading fashion and consumer goods retailers with a high-quality product offering, low-cost proposition, and broad range. The company posted strong fiscal second-quarter results exceeding consensus expectation driven by accelerating same-store sales growth and store expansion coupled with higher operating leverage. Within Industrials, KEI Industries and Polycab India were the most additive to relative performance. KEI Industries is a leading cable and wire manufacturing company that is also engaged in engineering, procurement, and construction activities. The company continued to post robust results driven by strong volume growth. Polycab India is a leading manufacturer and distributor of cables and wires in India. The company continued to deliver strong fundamental results exceeding consensus expectations driven by strong volume growth and margin expansion on favorable product mix and operating leverage. The growth outlook for both companies remained well underpinned amid government and private capital expenditure, and strong tailwinds from real estate sector.

Within Consumer Staples, Varun Beverages was a notable contributor to relative performance. The share price acceleration was underpinned by a strong operating momentum as the company continued to deliver better-than-expected results, driven by improving volume growth and margin expansion. In addition, shares increased in December on the announcement of the company’s acquisition of South Africa’s Beverage Company that owns PepsiCo’s distribution rights in South Africa.

Partially offsetting these effects was negative stock selection effect within the Health Care and Financials sectors. Energy stock selection and underweighting also detracted during the year. Within Health Care, Bangkok Dusit Medical Services hampered results. Bangkok Dusit Medical Services is the largest private hospital group in Thailand. The company delivered strong earnings growth driven by record revenue growth in the third quarter amid medical tourism recovery and Thai patient revenue due to seasonal epidemics. HDFC bank and Bank Central Asia were key detractors within Financials. HDFC Bank is a high-quality Indian banking franchise with a healthy funding and capital base, solid asset quality, and high recurring fee income. The stock was a detractor, primarily due to weakness in the third quarter following the long-expected merger with HDFC Ltd., which led to a slight reduction in reported book value post-merger. While accounting book value was lower, there was no change in economic value. We expect further merger-related noise for the next year or so but expect the company to execute well on the merger and to continue compounding with high and stable returns over the long term.

December 31, 2023	William Blair Funds	73

Emerging Markets ex China Growth Fund

Bank Central Asia is the highest quality bank in Indonesia with a strong deposit franchise and benefits from a structural growth opportunity underpinned by positive demographics and financial under penetration. The bank continued to deliver healthy loan growth in line with management 2023 guidance and very high credit quality. The stock has lagged amid expectations of lowering interest rates and earnings coupled with high valuation. Within Energy, Reliance Industries detracted from relative performance due to its diversified business model, lower exposure to energy commodities and elevated capital expenditures over the past years, driven by large telecom spends which should be reduced in the coming year. We believe Reliance’s transformation from an asset-heavy, cyclical energy business to a more diversified, end-consumer businesses with a large and expanding total addressable market will continue to drive strong growth and returns over the long term, while the legacy energy business will continue to provide earnings support in the near term.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

74	Annual Report	December 31, 2023

Emerging Markets ex China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	Since Inception(a)
Class I	24.75%	11.86%
Class R6	24.75	11.95
MSCI Emerging Markets ex-China IMI (net)	21.64	13.53

(a)	Since inception is for the period from July 29, 2022 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets ex-China IMI Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets excluding China. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	75

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—70.3%
	India—27.8%
	ABB India Ltd. (Electrical equipment)	2,864	$161
	APL Apollo Tubes Ltd. (Metals & mining)	5,599	103
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	2,492	171
	Asian Paints Ltd. (Chemicals)	2,749	112
	AU Small Finance Bank Ltd. (Banks)	13,937	131
	Bajaj Finance Ltd. (Consumer finance)	1,446	127
	Bharat Electronics Ltd. (Aerospace & defense)	65,784	145
	Bikaji Foods International Ltd. (Food products)	15,071	99
	Central Depository Services India Ltd. (Capital markets)	3,408	75
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	20,298	110
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	7,434	113
	Coforge Ltd. (IT services)	1,174	89
	Computer Age Management Services Ltd. (Professional services)	2,098	67
	Craftsman Automation Ltd. (Machinery)	1,146	74
	Cummins India Ltd. (Machinery)	4,425	105
	Dixon Technologies India Ltd. (Household durables)	2,073	163
	Havells India Ltd. (Electrical equipment)	5,907	97
	HDFC Bank Ltd. (Banks)	26,675	548
	Home First Finance Co. India Ltd. (Financial services)	6,251	70
	Indian Hotels Co. Ltd. (Hotels, restaurants & leisure)	29,291	154
*	InterGlobe Aviation Ltd. (Passenger airlines)	4,640	165
	Jindal Stainless Ltd. (Metals & mining)	20,824	143
*	Kaynes Technology India Ltd. (Electronic equipment, instruments & components)	2,097	66
	KEI Industries Ltd. (Electrical equipment)	4,883	190
	KPIT Technologies Ltd. (Software)	12,351	226
	Macrotech Developers Ltd. (Real estate management & development)	9,587	118
	Mahindra & Mahindra Ltd. (Automobiles)	5,363	111
	Max Healthcare Institute Ltd. (Health care providers & services)	18,394	152
	Nestle India Ltd. (Food products)	530	170
	NTPC Ltd. (Independent power & renewable electricity producers)	67,524	252
	Polycab India Ltd. (Electrical equipment)	2,084	138
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	5,372	167
	Tata Elxsi Ltd. (Software)	1,189	125
	Tata Motors Ltd. (Automobiles)	12,220	114
	Titagarh Rail System Ltd. (Machinery)	16,538	207
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	3,881	172

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Trent Ltd. (Specialty retail)	6,759	$248
*	Triveni Turbine Ltd. (Electrical equipment)	19,962	101
	Tube Investments of India Ltd. (Automobile components)	2,785	118
	UNO Minda Ltd. (Automobile components)	17,678	146
	Varun Beverages Ltd. (Beverages)	18,149	270
			6,113
	Indonesia—5.4%
	Bank Central Asia Tbk. PT (Banks)	942,400	575
	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	1,089,100	405
	Indofood CBP Sukses Makmur Tbk. PT (Food products)	102,400	70
	Mitra Adiperkasa Tbk. PT (Broadline retail)	1,141,200	133
			1,183
	Philippines—1.3%
	BDO Unibank, Inc. (Banks)	67,518	159
	International Container Terminal Services, Inc. (Transportation infrastructure)	29,360	131
			290
	South Korea—9.2%
	JYP Entertainment Corp. (Entertainment)	1,024	81
	NAVER Corp. (Interactive media & services)	458	80
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	24,615	1,500
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	3,344	367
			2,028
	Taiwan—25.6%
	Accton Technology Corp. (Communications equipment)	16,000	273
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	2,500	267
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	2,000	118
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	2,100	213
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	15,000	104
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	8,000	100
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	3,300	263
	Faraday Technology Corp. (Semiconductors & semiconductor equipment)	9,000	105
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	3,100	176

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2023

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Innodisk Corp. (Technology hardware, storage & peripherals)	9,900	$101
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	4,103	143
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	9,000	298
	Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	3,000	117
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	12,000	117
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	136,000	2,628
	Tripod Technology Corp. (Electronic equipment, instruments & components)	19,400	123
	Unimicron Technology Corp. (Electronic equipment, instruments & components)	17,500	100
	Voltronic Power Technology Corp. (Electrical equipment)	2,600	145
	Wiwynn Corp. (Technology hardware, storage & peripherals)	4,000	238
			5,629
	Thailand—1.0%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	120,300	98
	Bumrungrad Hospital PCL (Health care providers & services)	20,500	133
			231

	Emerging Latin America—18.6%
	Argentina—1.3%
	Arcos Dorados Holdings, Inc. (Hotels, restaurants & leisure)†	11,648	147
*	Globant SA (IT services)†	529	126
			273
	Brazil—10.4%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	43,000	129
	Banco BTG Pactual SA (Capital markets)	29,400	228
	Itau Unibanco Holding SA—ADR (Banks)	41,112	286
	Localiza Rent a Car SA (Ground transportation)	6,000	78
*	MercadoLibre, Inc. (Broadline retail)	401	630
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	27,900	163
	Raia Drogasil SA (Consumer staples distribution & retail)	29,716	180
	Rumo SA (Ground transportation)	32,200	152
	TOTVS SA (Software)	27,900	193

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Vivara Participacoes SA (Textiles, apparel & luxury goods)	15,700	$111
	WEG SA (Electrical equipment)	19,300	147
			2,297
	Mexico—6.9%
*	Alsea SAB de CV (Hotels, restaurants & leisure)	40,800	155
	Arca Continental SAB de CV (Beverages)	10,600	115
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	71,600	284
	Fomento Economico Mexicano SAB de CV—ADR (Beverages)	2,041	266
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	9,200	97
	Grupo Financiero Banorte SAB de CV (Banks)	16,400	165
	Qualitas Controladora SAB de CV (Insurance)	21,500	218
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	50,100	211
			1,511

	Emerging Europe, Mid-East, Africa—10.8%
	Greece—0.4%
	JUMBO SA (Specialty retail)	3,072	85
	Lithuania—0.5%
	Baltic Classifieds Group PLC (Interactive media & services)	33,782	102
	Poland—0.6%
*	Dino Polska SA (Consumer staples distribution & retail)	1,192	140
	Saudi Arabia—6.3%
	Al Hammadi Holding (Health care providers & services)	4,781	76
	Aldrees Petroleum & Transport Services Co. (Oil, gas & consumable fuels)	3,463	163
	Arabian Contracting Services Co. (Media)	1,914	121
	Arabian Internet & Communications Services Co. (IT services)	974	90
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	1,955	111
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	2,262	171
	Elm Co. (IT services)	677	147
	Leejam Sports Co. JSC (Hotels, restaurants & leisure)	3,315	179
	National Medical Care Co. (Health care providers & services)	1,771	82

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	77

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Saudi Arabia—(continued)
	Riyadh Cables Group Co. (Electrical equipment)	4,739	$117
	Saudia Dairy & Foodstuff Co. (Food products)	1,528	136
			1,393
	South Africa—0.9%
	Bidvest Group Ltd. (Industrial conglomerates)	7,855	108
	Naspers Ltd. (Broadline retail)	505	87
			195
	Turkey—0.4%
	BIM Birlesik Magazalar AS (Consumer staples distribution & retail)	8,270	84
	United Arab Emirates—1.7%
	Air Arabia PJSC (Passenger airlines)	125,010	96
	Emaar Properties PJSC (Real estate management & development)	75,672	163
	Salik Co. PJSC (Transportation infrastructure)	148,968	126
			385
	Total Common Stocks—99.7% (cost $17,587)		21,939

	Rights

	Emerging Latin America—0.0%
	Brazil—0.0%
*	Localiza Rent a Car SA, Expiring 2/5/24 (Ground transportation)	21	—(a	)
	Total Rights—0.0% (cost $0)		—(a	)

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $222, collateralized by U.S. Treasury Note, 0.500%, due 05/31/27, valued at $226	$222	222
	Total Repurchase Agreement—1.0% (cost $222)		222
	Total Investments—100.7% (cost $17,809)		22,161
	Liabilities, plus cash and other assets—(0.7)%		(151)
	Net assets—100.0%		$22,010

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

(a) Amount is less than the minimum amount disclosed.

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	38.5%
Financials	15.2%
Industrials	12.6%
Consumer Discretionary	12.6%
Consumer Staples	7.9%
Health Care	4.0%
Real Estate	3.3%
Communication Services	1.7%
Materials	1.6%
Energy	1.5%
Utilities	1.1%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	27.9%
New Taiwan Dollar	25.7%
South Korean Won	9.2%
South African Rand	7.2%
U.S. Dollar	6.6%
Brazilian Real	6.3%
Mexican Peso	5.7%
Indonesian Rupiah	5.4%
UAE Dirham	1.8%
Philippine Peso	1.3%
Thai Baht	1.0%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2023

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA D.J. Neiman, CFA

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 21.93% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 23.92%.

Relative performance versus the Index year-to-date was driven by strong stock selection across most sectors, in particular, the Real Estate, Communication Services, and Consumer Discretionary sectors. Within the Real Estate sector, Macrotech Developers (Lodha) was a notable contributor to relative performance as the stock climbed substantially over the year on the back of strong fundamental performance and growth outlook amid a strong India housing market. JYP Entertainment, a South Korean pop (“K-pop”) music groups producer and manager drove strong Communication Services results. The stock rallied amid strong momentum for K-pop bands, a growing fanbase with concerts and merchandising growth, and an expanding presence in the United States. Within Consumer Discretionary, Trent, Cyrela Brazil Realty Sa Empreendimentos, and Leejam Sports Co added the most to relative results. Trent is one of India’s leading fashion and consumer goods retailers with high-quality product offering, low-cost proposition, and a broad range. The company posted strong fiscal second quarter results exceeding consensus expectation driven by acceleration in same-store sales growth and store expansion coupled with higher operating leverage. Cyrela is a Brazilian homebuilder focused on mid/high-income clients and favorable metropolitan supply-demand dynamics. The company delivered robust results outperforming the sector on strong sales and profitability supported by a better launch mix of higher margin projects. Leejam is a Saudi Arabian fitness chain. The stock accelerated on the back of strong operating performance, as the company reported above-consensus results, driven by the rapid increase in the number of members and operating centers, and an attractive growth outlook given that the Saudi Arabian fitness industry remains underpenetrated.

Partially offsetting these effects was negative stock selection within the Information Technology, Materials, and Utilities sectors. Within Information Technology, the allocation and stock selection within technology hardware hampered relative performance as the industry rallied during the year. Locaweb Servicos De Internet was also a notable detractor to relative performance. Locaweb’s continued investments for growth, including consolidating the market dragged down near-term return and drove the stock weakness in the first quarter. We sold the position due to deteriorated growth outlook. Indian specialty chemical companies, Gujarat Fluorochemicals and Fine Organic Industries, were among the most notable detractors within the Materials sector. Gujarat Fluorochemicals is a chemicals company with a diversified portfolio of fluoropolymers. The stock weakened amid decreasing raw material prices and impact on its bulk chemical exposure. We exited the position in the third quarter. Fine Organic Industries, the largest manufacturer of oleochemical-based additives in India, was sold in the first quarter due to a weakening fundamental outlook. Within Utilities, Terna Energy, a Greek renewables company, hurt relative performance. The stock weakened as higher financing cost and a relatively smaller fixed debt amount weighed on Terna’s profitability in the near term.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2023	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2023

	1 Year	3 Year	5 Year	10 Year
Class N	21.93%	0.33%	9.96%	5.73%
Class I	22.25	0.59	10.23	6.02
Class R6	22.37	0.65	10.30	6.09
MSCI Emerging Markets Small Cap Index (net)	23.92	6.45	9.92	5.34

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

80	Annual Report	December 31, 2023

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—64.2%
	China—5.2%
	Airtac International Group (Machinery)	108,158	$3,560
	Huaming Power Equipment Co. Ltd. (Machinery)	580,800	1,151
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	3,251,112	3,938
	Proya Cosmetics Co. Ltd. (Personal care products)	378,388	5,278
	Shenzhen Envicool Technology Co. Ltd. (Machinery)	747,600	2,883
	Yankershop Food Co. Ltd. (Food products)	191,200	1,864
	Zhejiang Shuanghuan Driveline Co. Ltd. (Automobile components)	414,100	1,512
			20,186
	India—38.3%
	ABB India Ltd. (Electrical equipment)	85,582	4,804
*	Amber Enterprises India Ltd. (Household durables)	66,006	2,481
	APL Apollo Tubes Ltd. (Metals & mining)	227,022	4,191
	Astral Ltd. (Building products)	141,711	3,254
	AU Small Finance Bank Ltd. (Banks)	192,086	1,812
	Bikaji Foods International Ltd. (Food products)	252,860	1,662
	Cera Sanitaryware Ltd. (Building products)	11,715	1,105
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	1,092,799	5,936
*	Chalet Hotels Ltd. (Hotels, restaurants & leisure)	143,009	1,200
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	182,531	2,764
	Coforge Ltd. (IT services)	66,665	5,035
	Craftsman Automation Ltd. (Machinery)	31,100	2,016
	Dixon Technologies India Ltd. (Household durables)	97,353	7,668
	Escorts, Ltd. (Machinery)	32,516	1,168
*	Godrej Properties Ltd. (Real estate management & development)	217,763	5,252
	Home First Finance Co. India Ltd. (Financial services)	152,018	1,702
	JB Chemicals & Pharmaceuticals Ltd. (Pharmaceuticals)	74,445	1,449
	Jindal Stainless Ltd. (Metals & mining)	768,374	5,263
*	Kaynes Technology India Ltd. (Electronic equipment, instruments & components)	50,340	1,579
	KEC International Ltd. (Construction & engineering)	56,863	401
	KEI Industries Ltd. (Electrical equipment)	240,478	9,381
	KPIT Technologies Ltd. (Software)	336,028	6,139
*	Lemon Tree Hotels Ltd. (Hotels, restaurants & leisure)	1,437,963	2,073
	Macrotech Developers Ltd. (Real estate management & development)	599,568	7,371

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Max Healthcare Institute Ltd. (Health care providers & services)	379,004	$3,125
	Metro Brands Ltd. (Specialty retail)	183,069	2,781
	Narayana Hrudayalaya Ltd. (Health care providers & services)	145,293	2,095
	Oberoi Realty Ltd. (Real estate management & development)	264,327	4,533
*	PG Electroplast Ltd. (Electronic equipment, instruments & components)	63,377	1,805
	Polycab India Ltd. (Electrical equipment)	144,608	9,558
	Radico Khaitan Ltd. (Beverages)	151,310	3,022
	Ramkrishna Forgings Ltd. (Metals & mining)	472,555	4,134
	Solar Industries India Ltd. (Chemicals)	22,247	1,801
	Sundram Fasteners Ltd. (Automobile components)	126,533	1,897
	Titagarh Rail System Ltd. (Machinery)	480,322	6,024
	Trent Ltd. (Specialty retail)	139,493	5,114
*	Triveni Turbine Ltd. (Electrical equipment)	551,564	2,802
	Tube Investments of India Ltd. (Automobile components)	49,633	2,111
	UNO Minda Ltd. (Automobile components)	390,665	3,235
	Varun Beverages Ltd. (Beverages)	494,975	7,358
	Venus Pipes & Tubes Ltd. (Metals & mining)	125,403	2,114
			149,215
	Indonesia—3.3%
	Bank Negara Indonesia Persero Tbk. PT (Banks)	18,699,500	6,528
	Map Aktif Adiperkasa PT (Specialty retail)	8,009,100	426
	Mitra Adiperkasa Tbk. PT (Broadline retail)	50,231,900	5,840
			12,794
	Philippines—0.7%
	International Container Terminal Services, Inc. (Transportation infrastructure)	582,650	2,597
	South Korea—0.2%
*	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	3,253	512
	Orion Corp. (Food products)	4,441	400
			912
	Taiwan—16.3%
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	44,000	4,695
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	83,000	4,909
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	57,900	5,886

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	165,000	$2,054
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	37,000	2,954
	Faraday Technology Corp. (Semiconductors & semiconductor equipment)	438,000	5,095
	Global Unichip Corporation (Semiconductors & semiconductor equipment)	116,000	6,577
	Great Tree Pharmacy Co. Ltd. (Consumer staples distribution & retail)	316,160	3,600
	Innodisk Corp. (Technology hardware, storage & peripherals)	268,000	2,725
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	121,669	4,242
	Nanya Technology Corp. (Semiconductors & semiconductor equipment)	1,531,000	3,891
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	301,000	2,932
	Tripod Technology Corp. (Electronic equipment, instruments & components)	664,000	4,219
	Voltronic Power Technology Corp. (Electrical equipment)	60,507	3,371
	Wiwynn Corp. (Technology hardware, storage & peripherals)	108,000	6,422
			63,572
	Thailand—0.2%
	Bumrungrad Hospital PCL (Health care providers & services)	147,300	958

	Emerging Latin America—22.7%
	Argentina—1.6%
	Arcos Dorados Holdings, Inc. (Hotels, restaurants & leisure)†	483,057	6,130
	Brazil—13.0%
*	Azul SA–ADR (Passenger airlines)	187,200	1,814
	Companhia Paranaense de Energia (Electric utilities)	1,399,000	2,733
	Cury Construtora e Incorporadora SA (Household durables)	1,241,500	4,598
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	1,946,500	9,649
	Grupo SBF SA (Specialty retail)	404,700	977
	Iguatemi SA (Real estate management & development)	578,000	2,901
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	1,491,600	8,727
*	Oncoclinicas do Brasil Servicos Medicos SA (Health care providers & services)	1,010,000	2,703
	Smartfit Escola de Ginastica e Danca SA (Hotels, restaurants & leisure)	800,800	4,291
	TOTVS SA (Software)	1,036,400	7,188
	Vivara Participacoes SA (Textiles, apparel & luxury goods)	723,500	5,101
			50,682

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—8.1%
*	Alsea SAB de CV (Hotels, restaurants & leisure)	1,495,300	$5,667
	Banco del Bajio SA (Banks)	962,000	3,212
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	1,582,200	6,274
	Corp. Inmobiliaria Vesta SAB de CV–ADR (Real estate management & development)	14,970	593
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	48,299	511
	Prologis Property Mexico SA de CV (Industrial REITs)	1,598,100	7,576
	Qualitas Controladora SAB de CV (Insurance)	479,200	4,851
	Regional SAB de CV (Banks)	298,900	2,859
			31,543

	Emerging Europe, Mid-East—13.3%
	Georgia—0.1%
	Bank of Georgia Group PLC (Banks)	5,517	280
	Greece—0.7%
	JUMBO SA (Specialty retail)	102,064	2,830
	Kazakhstan—1.1%
	Kaspi.KZ JSC–GDR (Consumer finance)	48,611	4,472
	Poland—1.4%
*	Dino Polska SA (Consumer staples distribution & retail)	45,906	5,375
	Saudi Arabia—7.8%
	Al Hammadi Holding (Health care providers & services)	87,277	1,390
	Aldrees Petroleum & Transport Services Co. (Oil, gas & consumable fuels)	80,152	3,779
	Arabian Internet & Communications Services Co. (IT services)	10,846	1,001
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	47,772	2,716
	Dallah Healthcare Co. (Health care providers & services)	49,813	2,279
	Elm Co. (IT services)	23,509	5,109
	Leejam Sports Co. JSC (Hotels, restaurants & leisure)	70,147	3,782
	National Medical Care Co. (Health care providers & services)	44,592	2,074
	Riyadh Cables Group Co. (Electrical equipment)	145,366	3,574
	Saudia Dairy & Foodstuff Co. (Food products)	53,297	4,733
			30,437

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2023

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East—(continued)
United Arab Emirates—2.2%
Air Arabia PJSC (Passenger airlines)	4,476,589	$3,437
Emirates Central Cooling Systems Corp. (Water utilities)	5,309,534	2,400
Salik Co. PJSC (Transportation infrastructure)	3,306,646	2,800
		8,637
Total Common Stocks–100.2% (cost $300,409)		390,620

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $5,673, collateralized by U.S. Treasury Bond, 4.375%, due 05/15/41, valued at $5,785	$5,671	5,671
Total Repurchase Agreement–1.5% (cost $5,671)		5,671
Total Investments–101.7% (cost $306,080)		396,291
Liabilities, plus cash and other assets—(1.7)%		(6,579)
Net assets—100.0%		$389,712

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	21.7%
Consumer Discretionary	20.3%
Industrials	18.5%
Real Estate	11.1%
Consumer Staples	8.5%
Financials	8.0%
Materials	4.5%
Health Care	4.1%
Utilities	2.3%
Energy	1.0%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	38.2%
New Taiwan Dollar	17.2%
Brazilian Real	12.5%
Mexican Peso	7.9%
South African Rand	7.8%
Chinese Yuan Renminbi	4.3%
U.S. Dollar	3.3%
Indonesian Rupiah	3.3%
UAE Dirham	2.2%
Polish Zloty	1.4%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	83

China Growth Fund

The China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Vivian Lin Thurston, CFA Casey K. Preyss, CFA

The William Blair China Growth Fund (Class I shares) (the “Fund”) posted a 24.28% decrease, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the MSCI China All Shares Index (net) (the “Index”), decreased 11.53%.

Underperformance versus the Index was driven primarily by below-average stock selection within Consumer Discretionary and Financials. Within Consumer Discretionary, China Tourism Group (CTG) was the primary detractor. CTG underperformed during the period as the recovery of duty-free sales has remained slow throughout the year as the pace of consumer recovery remains tepid and air travel remains well below 2019 levels. We continue to monitor near-term profitability expectations and risk/reward potential as consumption remains under pressure. An underweight allocation to outperforming e-commerce player, PDD Holdings also detracted from performance.

Within Financials, stock selection within the banking industry, including Bank of Ningbo, detracted from relative returns. Bank of Ningbo is a leading commercial bank in China by total assets, loans, and deposits. The company continues to stand out for its focused strategy around higher-margin small and midsize enterprises and nonmortgage retail businesses, which we believe will generate superior growth, good asset quality, and profitability relative to its peers. The stock price declined during the period on broad economic weakness due to the slower than expected economic recovery resulting in lower asset yield and higher funding cost in part due to deposit mix deterioration.

Partially offsetting these effects was the portfolio’s sector positioning, led by an underweight in Real Estate and Materials, coupled with positive stock selection in Utilities and Communication Services. Huaneng Lancang River Hydropower (HLRH), within Utilities, was additive to relative returns. HLRH owns and operates high-quality hydropower assets. The price of hydroelectricity generated by the company remains very competitive in China. Thus, HLRH enjoys robust demand from Guangdong and Guangxi provinces and benefits from power tariff increases within Yunnan thanks to improving supply and demand dynamics. The stock advanced during the fourth quarter as power generation volumes increased coupled with continuous cost reduction including depreciation costs and finance costs.

Within Communication Services, NetEase was additive to relative returns. NetEase operates as a leading internet technology company providing online services including content, community, communication, and commerce. The company develops and operates online games, e-commerce, internet media, innovative business, and other businesses. The company has benefited from reduced regulatory scrutiny versus its peers as well as strong performance this year primarily driven by revenue growth in its legacy gaming portfolio and mobile games growth.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

84	Annual Report	December 31, 2023

China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2023
	1 Year	Since Inception(a)
Class I	(24.28)%	(26.26)%
Class R6	(24.38)	(26.32)
MSCI China All Shares Index (net)	(11.53)	(16.59)

(a)	Since inception is for the period from August 27, 2021 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips, and foreign listings. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2023	William Blair Funds	85

China Growth Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stcocks

	Emerging Asia—93.6%
	China—93.6%
	Aier Eye Hospital Group Co. Ltd. (Health care providers & services)	16,248	$36
	Airtac International Group (Machinery)	2,000	66
	Alibaba Group Holding Ltd. (Broadline retail)	7,100	69
	Bank of Chengdu Co. Ltd. (Banks)	11,900	19
	Bank of Ningbo Co. Ltd. (Banks)	7,090	20
	Beijing Kingsoft Office Software, Inc. (Software)	649	29
	Beijing Roborock Technology Co. Ltd. (Household durables)	444	18
	China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	1,400	16
	Chongqing Zhifei Biological Products Co. Ltd. (Biotechnology)	2,600	22
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	2,340	54
	East Money Information Co. Ltd. (Capital markets)	16,244	32
	Eastroc Beverage Group Co. Ltd. (Beverages)	1,000	26
	Estun Automation Co. Ltd. (Machinery)	6,500	17
	Fuyao Glass Industry Group Co. Ltd. (Automobile components)	5,600	27
*	Giant Biogene Holding Co. Ltd. (Personal care products)	5,400	25
	Hisense Home Appliances Group Co. Ltd. (Household durables)	8,000	17
	Huaming Power Equipment Co. Ltd. (Machinery)	11,400	23
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	50,900	62
	Hundsun Technologies, Inc. (Software)	4,100	17
	Inner Mongolia Yili Industrial Group Co. Ltd. (Food products)	3,900	15
	Jiangsu Hengli Hydraulic Co. Ltd. (Machinery)	1,800	14
*	Kuaishou Technology (Interactive media & services)	3,300	22
	Kweichow Moutai Co. Ltd. (Beverages)	600	145
	Maxscend Microelectronics Co. Ltd. (Electronic equipment, instruments & components)	1,200	24
*	Meituan (Hotels, restaurants & leisure)	2,510	26
	Midea Group Co. Ltd. (Household durables)	3,900	30
	MINISO Group Holding Ltd. (Broadline retail)	2,200	11
	NAURA Technology Group Co. Ltd. (Semiconductors & semiconductor equipment)	1,800	62
	NetEase, Inc. (Entertainment)	6,300	113
*	PDD Holdings, Inc.–ADR (Broadline retail)	553	81

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
China—(continued)
Proya Cosmetics Co. Ltd. (Personal care products)	1,588	$22
Shenzhen Inovance Technology Co. Ltd. (Machinery)	3,500	31
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Health care equipment & supplies)	600	24
Silergy Corp. (Semiconductors & semiconductor equipment)	3,900	64
Sunresin New Materials Co. Ltd. (Chemicals)	2,200	16
SUPCON Technology Co. Ltd. (Electronic equipment, instruments & components)	4,125	26
Tencent Holdings Ltd. (Interactive media & services)	4,900	184
Topsports International Holdings Ltd. (Specialty retail)	18,000	14
Weichai Power Co. Ltd. (Machinery)	27,000	45
Will Semiconductor Co. Ltd. Shanghai (Semiconductors & semiconductor equipment)	1,600	24
Wuliangye Yibin Co. Ltd. (Beverages)	2,200	43
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,100	37
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Semiconductors & semiconductor equipment)	4,300	27
Zhejiang Shuanghuan Driveline Co. Ltd. (Automobile components)	3,900	14
Zhongji Innolight Co. Ltd. (Communications equipment)	1,200	19
		1,728

Asia—4.0%
Hong Kong—4.0%
AIA Group Ltd. (Insurance)	6,200	54
Hong Kong Exchanges & Clearing Ltd. (Capital markets)	600	21
		75
Total Common Stocks—97.6% (cost $2,026)		1,803
Total Investments—97.6% (cost $2,026)		1,803
Cash and other assets, less liabilities—2.4%		44
Net assets—100.0%		$1,847

ADR = American Depository Receipt

* = Non-income producing security

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2023

China Growth Fund

Portfolio of Investments, December 31, 2023

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	17.9%
Communication Services	17.8%
Information Technology	16.1%
Consumer Staples	15.3%
Industrials	13.8%
Financials	8.1%
Health Care	6.7%
Utilities	3.4%
Materials	0.9%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Chinese Yuan Renminbi	53.5%
Hong Kong Dollar	34.8%
New Taiwan Dollar	7.2%
U.S. Dollar	4.5%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	87

Emerging Markets Debt Market Review and Outlook

Emerging markets (“EM”) debt performed strongly in 2023 amid supportive market sentiment driven by improving prospects for global economic growth, inflation, interest rates and global liquidity conditions. Investors became increasingly optimistic about the trajectory of global policy rates as the global disinflationary process gained momentum. Further evidence of a global economic soft landing also contributed to the positive sentiment, supporting the performance of asset prices during the year. Improving economic activity in China and resilience growth dynamics in EM countries also helped underpin sentiment towards EM debt.

In this environment, the credit spread of the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBIGD) tightened by 68 basis points (“bps”), to 384 bps, producing a positive total return of 11.09% for the full year.

We anticipate a strong 2024 for the asset class on the back of a significant improvement in the global macroeconomic backdrop, characterized by still-resilient economic growth, lower global rates, and improving global liquidity conditions.

While it appears likely that the global economy will continue to gradually decelerate, we believe growth should remain close to its long-term potential. In such an environment, we believe central banks in advanced economies have likely reached the end of their interest rate hiking cycles, with monetary policy easing becoming a predominant theme in 2024.

Many EM central banks have already started cutting policy rates, and we expect this process to continue into 2024. Recall that in the global fight against inflation, EM central banks hiked interest rates sooner and faster than their counterparts in the developed world. As a result of such a timely and assertive policy reaction, inflation started to decrease sooner and faster in EM countries.

In our opinion, easier global monetary conditions will be one of the factors supporting economic growth in EM in 2024.

In this context, we believe credit fundamentals should remain well supported in most EM countries. We expect real gross domestic product (“GDP”) growth for our investment universe to be 3.5% in 2024, only marginally lower than in 2023. We also expect stable fiscal and debt dynamics. In our opinion, the budget-balance deficit and total government debt should remain relatively stable at approximately 5.4% and 58.6% of GDP, respectively. From an external account perspective, we expect a basic balance (current account plus foreign direct investments) surplus of approximately 1% of GDP in 2024.

We also believe market technical conditions should gradually improve as developed market central banks approach the end of their monetary-tightening cycles. We anticipate inflows to dedicated EM debt portfolios in 2024 as investors look for opportunities to increase interest-rate duration exposure to potentially benefit from attractive real and nominal yields. And, while we do expect a pickup in activity in the primary bond market, we believe net debt issuance should remain in negative territory (in both the sovereign and corporate credit spaces) as issuers seek alternative sources of funding. High investor cash levels, defensive positioning, and multi-year low foreign ownership of EM local bond markets should also add to a more constructive technical picture in 2024, in our opinion.

Importantly, we believe EM debt valuations continue to overcompensate investors for credit risks, currency and local rate risks, and volatility, and currently offer attractive value to investors with a medium- to long-term horizon and a willingness to tolerate a period of higher volatility.

EM debt credit spreads appear compelling on both an absolute and relative basis, with current levels remaining wider than their historical levels. While EM sovereign high-grade credit spreads appear unattractive, high-yield credit spreads appear compelling, particularly relative to U.S. corporate high-yield levels. In the distressed credit space, we believe current prices continue to overestimate the probability of credit default and underestimating potential restructuring and recovery values.

All in all, we anticipate a benign global macroeconomic backdrop and solid EM credit fundamentals underpinning a positive outlook for EM debt portfolios in 2024.

88	Annual Report	December 31, 2023

Emerging Markets Debt Fund

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Marcelo Assalin, CFA Marco Ruijer, CFA

The William Blair Emerging Markets Debt Fund (Class I shares) (the “Fund”) posted a 13.41% increase, net of fees, for the year ended December 31, 2023. By comparison, the Fund’s benchmark index, the JPMorgan EMBI Global Diversified (the “Index”), increased 11.09%.

Active performance was driven by security and country selection effects, with positive contribution coming from high-, medium-, and low-risk countries.

In high-risk countries, the top contributors to relative performance were overweight positions in Pakistan, El Salvador, and Sri Lanka. Conversely, the top detractors from relative performance were overweight positions in Lebanon, Nigeria, and Venezuela.

In Pakistan, bond prices rallied as the government reached a staff-level agreement with the International Monetary Fund (“IMF”) for another loan disbursement under the $3 billion program. There is also the prospect of rolling over to another program next year given that Pakistan’s government demonstrated strong commitment in meeting reform targets. We increased the overweight position in our Fund during the year as risk of default in 2024 has substantially decreased.

In El Salvador, bond prices rallied, leading El Salvador to be one of the best performing countries in the Index in 2023. President Nayib Bukele’s administration was able to reorganize the country’s debt maturity profile last year through an asset-liability management exercise, resulting in better access to domestic financing sources. This has led to a material decrease in the perception of sovereign default risk and subsequently the strong performance of El Salvadorean bonds.

In Sri Lanka, bond prices ascended after the IMF approved a four-year $3 billion Extended Fund Facility Arrangement. The IMF program has helped stabilize Sri Lanka’s economy, lowering inflation and replenishing foreign exchange reserves. Sri Lanka also concluded domestic debt restructuring. Authorities in Sri Lanka have started engaging with creditors on foreign debt restructuring and reached agreements-in-principle with the Official Creditors Committee and the Export-Import Bank of China.

As for Lebanon, we attribute the country’s negative performance to the conflict in the Gaza region. The growing uncertainty in the Middle East has eroded any confidence in a resolution to the current political deadlock in Lebanon, and the country’s bonds continue to trade at very weak levels following a brief period of optimism during the year.

In Nigeria, credit spreads narrowed sharply following various policy reform announcements by the new administration following the inauguration of President Tinubu in May 2023. These announcements included the removal of fuel subsidies and changes at the central bank including the appointment of a new central bank governor. We chose to take profit on our Nigerian bonds at an early stage of the rally, with a preference to hold Angola over Nigeria given more attractive valuations and a belief that the implementation risks will limit the outperformance of Nigeria.

In Venezuela, sanctions were removed on secondary trading in October 2023. Bond prices initially rose precipitously, partly on expectations that Venezuela’s weight in the Index would materially increase and force passive funds to buy. Those expectations were soon tempered as J.P. Morgan announced that the Index phase-in would occur within a six-month watch period, leading to lower prices than existed when sanctions were lifted.

December 31, 2023	William Blair Funds	89

Emerging Markets Debt Fund

In medium-risk countries, the top contributors to relative performance were positions in Dominican Republic, Jordan, and Romania. Conversely, the top detractors from relative performance were positions in Costa Rica, Armenia, and Guatemala.

In the Dominican Republic, outperformance was the result of our investment in local currency instruments, which outperformed U.S.-dollar-denominated bonds. In July we participated in a new Dominican Republic local currency issuance that rose more than 5% on the first day of trading, which helped performance.

In Jordan, we have benefited from an underweight position as investors became concerned about the secondary impact of the Gaza conflict on Jordan’s economy. Although Jordan continues to enjoy a strong relationship with the IMF and is on track to deliver strong fiscal consolidation, it remains unclear how the regional conflicts will impact the country in 2024, and sentiment has weakened in line with this uncertainty.

In Romania, we benefited from our exclusive positioning in the long end of the curve. This positioning was assisted by a strong rally in euro- and U.S.-dollar denominated yields, optimism around domestic fiscal consolidation, and a stronger growth path (stemming from the fact that the central bank looks set to cut interest rates sharply in 2024 following a drop in inflation).

In Costa Rica, our overweight position in the short end of the curve led to underperformance as longer-duration bonds outperformed.

In Armenia, our overweight position at the beginning of the quarter detracted from performance as geopolitical tensions with Azerbaijan continue to weigh on investor sentiment.

In Guatemala, our overweight position was impacted by volatility created by political instability in the country. Political noise has increased following President Juan José Arevalo’s win in the August elections, as some branches of government have taken an aggressive stance toward Arevalo’s Semilla party, raising some concerns about the stability of the transition period.

In low-risk countries, the top contributors to relative performance were positions in China, Saudi Arabia, and United Arab Emirates. Conversely, the top detractors from relative performance were positions in Jamaica, Bermuda, and India.

In China, corporate credit positions contributed positively to our performance in 2023. Positions across Financials, Utilities, and Information Technology performed positively as improving Chinese economic activity supported investor sentiment during the year.

In Saudi Arabia and United Arab Emirates, underweight positions in long-dated securities contributed to performance given these countries’ high sensitivity to rising U.S. Treasury yields during the year. A corporate position in a Saudi real estate company also contributed to performance.

As for Jamaica, it outperformed in 2023. The country has been on a consistently improving fiscal trajectory since engaging in an IMF program early last decade. Fiscal and debt dynamics improved, and Jamaica has not needed to issue securities in international capital markets over the past years. Consequently, Jamaica now has shorter-maturity bonds and thus less sensitivity to fluctuations in interest rates. The strong fundamental trajectory and shorter duration helped Jamaica outperform during the quarter. However, we do not have a position in Jamaica because we think valuations are too tight, and the underweight hurt our performance during the year.

Our overweight position in Bermuda led to underperformance. We were overweight bonds in Bermuda because we preferred valuations and fundamentals there relative to those of other low-risk sovereign credit. Bermuda has similar valuations to Peru and Chile, but a stronger fundamental trajectory with less institutional uncertainty.

In India, our exposure to local currency supranational bonds detracted from performance as the Indian rupee depreciated against the U.S. dollar, in line with broad U.S. dollar strength on the back of robust U.S. economic data. Despite declining core inflation in India, headline inflation increased due to higher food prices, contributing to underperformance in local currency supranational bonds.

Please refer to the Emerging Markets Debt Review and Outlook relating to the Fund on page 88.

90	Annual Report	December 31, 2023

Emerging Markets Debt Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2023
	1 Year	Since Inception(a)
Class I	13.41%	(2.79)%
Class R6	13.48	(2.75)
JPMorgan EMBI Global Diversified	11.09	(3.51)

(a)	Since inception is for the period from May 25, 2021 (Commencement of Operations) to December 31, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks the total return of U.S.-dollar denominated debt instruments issued by sovereign and quasi-sovereign entities.

This report identifies the Fund’s investments on December 31, 2023. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2023	William Blair Funds	91

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—63.1%
Angola—2.1%
Angolan Government International Bond, 9.125%, due 11/26/49		$1,400	$1,143
Argentina—1.5%
Argentine Government International Bond,
0.750%, due 7/9/30 (a)		1,030	411
3.500%, due 7/9/41 (a)		785	266
3.750%, due 1/9/38 (a)	EUR	320	120
			797
Azerbaijan—0.3%
Republic of Azerbaijan International Bond, 3.500%, due 9/1/32		$200	173
Bahamas—0.3%
Bahamas Government International Bond, 6.000%, due 11/21/28		200	176
Bahrain—2.2%
Bahrain Government International Bond,
5.250%, due 1/25/33		200	178
6.250%, due 1/25/51		300	247
7.000%, due 1/26/26		200	204
7.000%, due 10/12/28		500	520
			1,149
Benin—0.4%
Benin Government International Bond, 6.875%, due 1/19/52	EUR	250	217
Bermuda—0.6%
Bermuda Government International Bond, 3.375%, due 8/20/50		$460	321
Brazil—1.5%
Brazilian Government International Bond, 4.750%, due 1/14/50		480	369
Brazil Notas do Tesouro Nacional Serie F,
10.000%, due 1/1/25	BRL	560	115
10.000%, due 1/1/33		1,610	325
			809
Chile—0.5%
Chile Government International Bond, 3.250%, due 9/21/71		$400	267
Colombia—2.2%
Colombia Government International Bond,
3.250%, due 4/22/32		200	159
4.125%, due 2/22/42		330	235
4.125%, due 5/15/51		300	199
5.000%, due 6/15/45		740	571
			1,164
Costa Rica—0.6%
Costa Rica Government International Bond, 4.375%, due 4/30/25		340	336
Dominican Republic—1.9%
Dominican Republic International Bond,
4.875%, due 9/23/32		230	209
5.300%, due 1/21/41		250	216
5.875%, due 1/30/60		310	268
11.250%, due 9/15/35 (b)	DOP	18,000	332
			1,025

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Ecuador—1.4%
Ecuador Government International Bond,
0.000%, due 7/31/30		$480	$136
2.500%, due 7/31/40 (a)		1,300	409
3.500%, due 7/31/35 (a)		380	135
6.000%, due 7/31/30 (a)		110	51
			731
Egypt—3.1%
Egypt Government International Bond,
7.300%, due 9/30/33 (b)		250	165
7.500%, due 2/16/61		650	378
8.150%, due 11/20/59		200	122
8.750%, due 9/30/51 (b)		250	157
8.750%, due 9/30/51		250	157
8.875%, due 5/29/50		1,025	651
			1,630
El Salvador—1.3%
El Salvador Government International Bond,
7.125%, due 1/20/50		150	106
7.625%, due 2/1/41		700	522
8.625%, due 2/28/29		60	54
			682
Ethiopia—0.2%
Ethiopia International Bond, 6.625%, due 12/11/24		200	133
Gabon—1.2%
Gabon Government International Bond,
6.950%, due 6/16/25		200	190
7.000%, due 11/24/31		550	456
			646
Ghana—1.9%
Ghana Government International Bond,
0.000%, due 4/7/25 (c)		350	132
6.375%, due 2/11/27 (c)		600	266
7.750%, due 4/7/29 (c)		500	215
8.625%, due 4/7/34 (c)		400	172
8.950%, due 3/26/51 (c)		550	236
			1,021
Guatemala—1.6%
Guatemala Government Bond,
3.700%, due 10/7/33		755	628
4.650%, due 10/7/41		280	228
			856
Hungary—1.6%
Hungary Government International Bond,
3.125%, due 9/21/51		600	405
6.750%, due 9/25/52 (b)		400	448
			853
Indonesia—0.4%
Indonesia Government International Bond, 6.500%, due 6/15/25	IDR	3,500,000	227
Iraq—0.2%
Iraq International Bond, 5.800%, due 1/15/28		$141	131

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2023

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Ivory Coast—0.5%
Ivory Coast Government International Bond, 6.625%, due 3/22/48	EUR	300	$263
Jamaica—0.4%
Jamaica Government International Bond, 9.625%, due 11/3/30	JMD	36,000	235
Jordan—0.3%
Jordan Government International Bond, 5.850%, due 7/7/30		$200	185
Kenya—1.3%
Kenya Government International Bond, 6.875%, due 6/24/24		700	679
Lebanon—0.6%
Lebanon Government International Bond,
5.800%, due 4/14/20 (c)		1,400	84
6.600%, due 11/27/26 (c)		800	47
6.650%, due 4/22/24 (c)		268	16
6.750%, due 11/29/27 (c)		776	46
6.850%, due 3/23/27 (c)		600	35
7.150%, due 11/20/31 (c)		1,200	72
8.200%, due 5/17/33 (c)		600	36
			336
Mexico—1.2%
Mexico Government International Bond, 6.350%, due 2/9/35		600	628
Mongolia—0.7%
Mongolia Government International Bond,
4.450%, due 7/7/31		200	168
8.650%, due 1/19/28 (b)		200	210
			378
Morocco—0.3%
Morocco Government International Bond, 4.000%, due 12/15/50		200	144
Mozambique—0.6%
Mozambique International Bond, 9.000%, due 9/15/31 (a)		400	339
Nigeria—0.8%
Nigeria Government International Bond, 8.250%, due 9/28/51		500	410
Oman—1.2%
Oman Government International Bond,
5.625%, due 1/17/28		400	407
6.750%, due 1/17/48		200	209
			616
Pakistan—1.9%
Pakistan Government International Bond,
6.000%, due 4/8/26		300	211
6.875%, due 12/5/27		400	271
8.250%, due 4/15/24		200	189
8.875%, due 4/8/51		550	330
			1,001
Panama—2.8%
Panama Government International Bond,
2.252%, due 9/29/32		200	146
3.870%, due 7/23/60		710	424
4.500%, due 5/15/47		200	142
4.500%, due 4/1/56		200	134

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Panama—(continued)
4.500%, due 1/19/63		$600	$392
6.400%, due 2/14/35		270	263
			1,501
Paraguay—2.1%
Paraguay Government International Bond,
2.739%, due 1/29/33		1,060	869
3.849%, due 6/28/33		300	265
			1,134
Peru—1.0%
Peruvian Government International Bond,
2.783%, due 1/23/31		200	174
3.230%, due 7/28/21		230	143
3.600%, due 1/15/72		300	211
			528
Philippines—0.8%
Philippines Government International Bond, 3.700%, due 2/2/42		500	427
Poland—1.6%
Poland Government International Bond, 5.500%, due 4/4/53		800	832
Qatar—3.4%
Qatar Government International Bond,
4.400%, due 4/16/50		1,750	1,615
5.103%, due 4/23/48		200	202
			1,817
Romania—1.2%
Romania Government International Bond,
2.875%, due 4/13/42	EUR	100	75
3.375%, due 1/28/50		430	322
7.625%, due 1/17/53 (b)		$200	223
			620
Saudi Arabia—1.0%
Saudi Government International Bond, 3.450%, due 2/2/61		800	561
Senegal—0.3%
Senegal Government International Bond, 5.375%, due 6/8/37	EUR	200	163
Serbia—0.3%
Serbia International Bond, 2.050%, due 9/23/36		200	153
South Africa—2.7%
South Africa Government International Bond,
4.300%, due 10/12/28		$400	374
5.750%, due 9/30/49		650	518
8.750%, due 2/28/48	ZAR	13,400	539
			1,431
Sri Lanka—1.7%
Sri Lanka Government International Bond,
5.750%, due 4/18/23 (c)		$400	204
6.350%, due 6/28/24 (c)		400	202
6.850%, due 11/3/25 (c)		400	204
7.550%, due 3/28/30 (c)		200	100
7.850%, due 3/14/29 (c)		400	200
			910

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	93

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Suriname—0.4%
Suriname Government International Bond, 7.950%, due 7/15/33 (b)		$250	$216
Trinidad And Tobago—0.4%
Trinidad and Tobago Government International Bond, 5.950%, due 1/14/31 (b)		200	207
Tunisia—0.9%
Tunisian Republic,
5.625%, due 2/17/24	EUR	100	107
5.750%, due 1/30/25		$200	163
6.375%, due 7/15/26	EUR	300	229
			499
Turkey—1.6%
Turkiye Government International Bond,
4.875%, due 10/9/26		$200	192
4.875%, due 4/16/43		400	292
9.375%, due 1/19/33		200	226
Turkiye Government Bond, 12.600%, due 10/1/25	TRY	5,000	120
			830
Ukraine—1.2%
Ukraine Government International Bond,
7.253%, due 3/15/35 (c)		$1,300	301
7.750%, due 8/1/41 (a)(c)		600	267
9.750%, due 11/1/30 (c)		200	57
			625
United Arab Emirates—0.6%
Abu Dhabi Government International Bond, 3.000%, due 9/15/51		450	321
Uruguay—0.5%
Uruguay Government International Bond,
4.975%, due 4/20/55		200	195
9.750%, due 7/20/33	UYU	3,788	98
			293
Uzbekistan—0.3%
Republic of Uzbekistan International Bond, 3.900%, due 10/19/31		$200	168
Venezuela—0.5%
Venezuela Government International Bond,
8.250%, due 10/13/24 (c)		800	115
11.950%, due 8/5/31 (c)		800	144
			259
Zambia—1.0%
Zambia Government International Bond,
5.375%, due 9/20/22 (c)		250	139
8.500%, due 4/14/24 (c)		200	124
8.970%, due 7/30/27 (c)		400	247
			510
Total Foreign Government Bonds—63.1% (cost $33,516)			33,706

Foreign Corporate Bonds—30.6%
Brazil—2.7%
Aegea Finance SARL, 9.000%, due 1/20/31 (b)		200	213
Azul Secured Finance LLP, 10.875%, due 5/28/30 (b)		175	145

Issuer	Principal Amount		Value

Foreign Corporate Bonds—(continued)
Brazil—(continued)
Banco do Brasil SA, 10 year CMT + 4.398%, 6.250%, due 4/15/24 (d)(e)		$200	$194
CSN Resources SA, 8.875%, due 12/5/30 (b)		200	208
ERO Copper Corp., 6.500%, due 2/15/30		200	177
Hidrovias International Finance SARL, 4.950%, due 2/8/31		200	157
Minerva Luxembourg SA, 4.375%, due 3/18/31		200	164
Petrorio Luxembourg Trading SARL, 6.125%, due 6/9/26		200	196
			1,454
Chile—2.4%
CAP SA, 3.900%, due 4/27/31		250	191
Corp. Nacional del Cobre de Chile,
3.750%, due 1/15/31		400	361
3.700%, due 1/30/50		200	144
Empresa Nacional del Petroleo, 5.250%, due 11/6/29		450	435
Inversiones CMPC SA, 3.000%, due 4/6/31		200	170
			1,301
China—1.5%
China Evergrande Group, 9.500%, due 3/29/24 (c)		300	3
China Oil & Gas Group Ltd., 4.700%, due 6/30/26		200	177
ENN Clean Energy International Investment Ltd., 3.375%, due 5/12/26		200	187
Sinochem Offshore Capital Co. Ltd., 2.375%, due 9/23/31		500	407
Yuzhou Group Holdings Co. Ltd., 7.850%, due 8/12/26 (c)		200	12
			786
Colombia—0.7%
Corp. Andina de Fomento, 6.770%, due 5/24/28	COP	1,000,000	216
SierraCol Energy Andina LLC, 6.000%, due 6/15/28		$200	167
			383
Costa Rica—0.4%
Instituto Costarricense de Electricidad, 6.375%, due 5/15/43		250	222
Czech Republic—0.4%
Energo-Pro AS, 8.500%, due 2/4/27		200	196
Dominican Republic—0.4%
Empresa Generadora de Electricidad Haina SA, 5.625%, due 11/8/28 (b)		250	227
Hong Kong—0.3%
Standard Chartered PLC, 5 year CMT + 3.135%, 4.300%, due 8/19/28 (d)(e)		200	159

See accompanying Notes to Financial Statements.

94	Annual Report	December 31, 2023

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Corporate Bonds—(continued)
Hungary—0.4%
Magyar Export-Import Bank Zrt, 6.125%, due 12/4/27		$200	$203
India—2.0%
European Bank for Reconstruction & Development, 6.300%, due 10/26/27	INR	20,000	235
International Bank for Reconstruction & Development, 6.850%, due 4/24/28	INR	20,000	238
Network i2i Ltd., 5 year CMT + 4.274%, 5.650%, due 1/15/25 (d)(e)		$200	197
Periama Holdings LLC, 5.950%, due 4/19/26		200	197
ReNew Wind Energy AP2/ReNew Power Pvt Ltd., 4.500%, due 7/14/28		200	178
			1,045
Indonesia—2.7%
European Bank for Reconstruction & Development, 6.000%, due 1/17/30	IDR	3,500,000	225
Medco Maple Tree Pte. Ltd., 8.960%, due 4/27/29 (b)		$250	255
Pertamina Persero PT,
6.000%, due 5/3/42		200	209
2.300%, due 2/9/31		200	168
3.100%, due 8/27/30		400	359
Perusahaan Penerbit SBSN Indonesia III, 4.700%, due 6/6/32 (b)		200	200
			1,416
Kazakhstan—0.6%
KazMunayGas National Co. JSC, 3.500%, due 4/14/33		400	332
Malaysia—1.2%
Dua Capital Ltd., 2.780%, due 5/11/31		550	479
Petronas Capital Ltd., 4.550%, due 4/21/50		200	184
			663
Mexico—5.3%
Banco Nacional de Comercio Exterior SNC, 5 year CMT + 2.000%, 2.720%, due 8/11/31 (e)		220	185
BBVA Bancomer SA, 5 year CMT + 2.650%, 5.125%, due 1/18/33 (e)		200	180
Credito Real SAB de CV SOFOM ER, 5.000%, due 2/1/27 (c)	EUR	200	24
Grupo Axo SAPI de CV, 5.750%, due 6/8/26		$200	183
Orbia Advance Corp. SAB de CV, 1.875%, due 5/11/26		200	183
Petroleos Mexicanos,
6.700%, due 2/16/32		230	190
7.690%, due 1/23/50		250	178
4.750%, due 2/26/29	EUR	200	181
6.490%, due 1/23/27		$200	187
5.950%, due 1/28/31		1,000	794
6.750%, due 9/21/47		808	529
			2,814

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
Nigeria—0.3%
SEPLAT Energy PLC, 7.750%, due 4/1/26	$200	$183
Paraguay—0.4%
Telefonica Celular del Paraguay SA, 5.875%, due 4/15/27	200	195
Peru—1.4%
Banco Internacional del Peru SAA Interbank, 5 year CMT + 3.711%, 4.000%, due 7/8/30 (e)	200	191
Corp. Financiera de Desarrollo SA, 2.400%, due 9/28/27	420	373
InRetail Consumer, 3.250%, due 3/22/28	200	178
		742
Saudi Arabia—0.5%
Gaci First Investment Co., 5.125%, due 2/14/53	300	271
South Africa—0.3%
Stillwater Mining Co., 4.000%, due 11/16/26	200	177
Supranational—0.9%
Gabon Blue Bond Master Trust, 6.097%, due 8/1/38 (b)	500	491
Thailand—0.3%
Bangkok Bank PCL, 5 year CMT + 2.150%, 3.466%, due 9/23/36 (e)	200	167
Trinidad And Tobago—0.8%
Heritage Petroleum Co. Ltd.,
9.000%, due 8/12/29 (b)	200	210
9.000%, due 8/12/29	200	209
		419
Turkey—2.7%
Hazine Mustesarligi Varlik Kiralama AS, 7.250%, due 2/24/27	200	203
Istanbul Metropolitan Municipality, 10.500%, due 12/6/28 (b)	200	212
TAV Havalimanlari Holding AS, 8.500%, due 12/7/28 (b)	200	204
Turkiye Ihracat Kredi Bankasi AS,
5.750%, due 7/6/26	200	194
9.375%, due 1/31/26 (b)	200	209
Turkiye Vakiflar Bankasi TAO, 9.000%, due 10/12/28 (b)	200	210
WE Soda Investments Holding PLC, 9.500%, due 10/6/28 (b)	200	207
		1,439
United Arab Emirates—1.8%
Emirates NBD Bank PJSC, 2.625%, due 2/18/25	200	194
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125%, due 7/31/26	200	196
MAF Global Securities Ltd., 5 year CMT + 3.539%, 6.375%, due 3/20/26 (d)(e)	200	196

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	95

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
United Arab Emirates—(continued)
Shelf Drilling Holdings Ltd., 9.625%, due 4/15/29 (b)	$200	$194
Sobha Sukuk Ltd., 8.750%, due 7/17/28	200	199
		979
Venezuela—0.2%
Petroleos de Venezuela SA,
6.000%, due 11/15/26 (c)	250	27
9.750%, due 5/17/35 (c)	530	65
		92
Total Foreign Corporate Bonds—30.6% (cost $16,830)		16,356

Foreign Municipal Bonds—0.3%
Argentina—0.3%
Provincia de Buenos Aires,
6.375%, due 9/1/37 (a)	170	65
6.375%, due 9/1/37 (a)(b)	50	19
5.500%, due 9/1/37 (a)(b)	200	58
		142
Total Foreign Municipal Bonds—0.3% (cost $191)		142

Repurchase Agreement
Fixed Income Clearing Corporation, 2.300% dated 12/29/23, due 01/02/24, repurchase price $1,351, collateralized by U.S. Treasury Note, 3.875%, due 12/31/27, valued at $1,378	1,351	1,351
Total Repurchase Agreement—2.5% (cost $1,351)		1,351

U.S. Government—1.8%
U.S. Treasury Bill,
5.260%, due 2/15/24 (f)	760	755
5.287%, due 4/25/24	220	217
Total U.S. Government—1.8% (cost $971)		972
Total Investments in Securities—98.3% (cost $52,859)		52,527
Total Investments—98.3% (cost $52,859)		52,527
Cash and other assets, less liabilities—1.7%		909
Net assets—100.0%		$53,436

(a) Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2023.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default and/or non-income producing.

(d) Security has perpetual maturity. Date shown represents the next contractual call date.

(e) Floating Rate Bond. Rate shown is as of December 31, 2023.

(f) Security, or portion of security, is segregated as collateral to cover initial margin requirements on centrally cleared swaps aggregating a total value of $477 (in thousands).

CMT = Constant Maturity Treasury

EURIBOR = Euro Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TIIE = Interbank Equilibrium Interest Rate

At December 31, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	90.7%
Euro	3.6%
South African Rand	1.1%
All Other Currencies	4.6%
Total	100.0%

At December 31, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Sovereign	69.1%
Corporate
Financials	3.4%
Materials	3.0%
Utilities	2.2%
Energy	1.9%
Consumer Discretionary	1.0%
Communication Services	0.8%
Industrials	0.7%
Consumer Staples	0.7%
Quasi-Sovereign	13.7%
Supranational	2.8%
Sub Sovereign	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2023

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Sold
3/20/24	Euro	Citibank N.A.	1,764	$1,913	$1,953	$(40)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(40)

Centrally Cleared Interest Rate Swaps

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)		Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
1-Day USD SOFR	Receive	3.500%	1Y	June 2063	LCH		$52	$—	$(4)	$(4)
1-Day USD SOFR	Receive	3.750%	1Y	June 2048	LCH		$1,190	46	(55)	(101)
EUR 6M EURIBOR	Receive	3.500%	1Y	September 2028	LCH	EUR	90	(1)	(4)	(3)
EUR 6M EURIBOR	Receive	3.250%	1Y	September 2030	LCH	EUR	161	1	(9)	(10)
EUR 6M EURIBOR	Receive	3.250%	1Y	September 2033	LCH	EUR	174	1	(12)	(13)
EUR 6M EURIBOR	Receive	3.250%	1Y	September 2038	LCH	EUR	515	(2)	(47)	(45)
EUR 6M EURIBOR	Receive	3.000%	1Y	September 2048	LCH	EUR	248	5	(28)	(33)
1-Day USD SOFR	Pay	4.500%	1Y	June 2026	LCH		$3,643	(20)	35	55
1-Day USD SOFR	Pay	4.250%	1Y	June 2028	LCH		$4,170	(11)	92	103
1-Day USD SOFR	Pay	4.000%	1Y	June 2030	LCH		$474	(15)	10	25
1-Day USD SOFR	Pay	4.000%	1Y	June 2033	LCH		$489	(24)	17	41
1-Day USD SOFR	Pay	4.000%	1Y	June 2043	LCH		$1,441	(58)	92	150
MXN 28D TIIE	Pay	10.650%	28D	October 2025	LCH	MXN	10,000	—	8	8
										$173

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	97

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2023 (all dollar amounts in thousands)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Kingdom of Saudi Arabia	Buy	1.000%	3M	June 2026	ICE	$400	$(8)	$(7)	$1
Argentine Republic	Buy	1.000%	3M	December 2025	ICE	500	304	264	(40)
Argentine Republic	Buy	1.000%	3M	June 2027	ICE	250	205	156	(49)
Argentine Republic	Buy	5.000%	3M	June 2033	ICE	250	186	152	(34)
Republic of South Africa	Buy	1.000%	3M	June 2028	ICE	450	30	15	(15)
Argentine Republic	Buy	5.000%	3M	June 2026	ICE	300	168	157	(11)
Republic of Panama	Buy	1.000%	3M	December 2033	ICE	270	27	25	(2)
Argentine Republic	Sell	5.000%	3M	December 2031	ICE	500	(293)	(302)	(9)
Argentine Republic	Sell	5.000%	3M	June 2032	ICE	100	(63)	(61)	2
Argentine Republic	Sell	5.000%	3M	June 2027	ICE	250	(190)	(140)	50
Republic of Colombia	Sell	1.000%	3M	June 2033	ICE	100	(20)	(11)	9
Argentine Republic	Sell	5.000%	3M	June 2025	ICE	150	(68)	(59)	9
Argentine Republic	Sell	5.000%	3M	June 2028	ICE	150	(96)	(86)	10
Argentine Republic	Sell	5.000%	3M	June 2024	ICE	50	(11)	(7)	4
									$(75)
Total net unrealized appreciation (depreciation) on swaps									$98

Currency Legend

BRL Brazilian Real

COP Colombian Peso

DOP Dominican Peso

EUR Euro

IDR Indonesian Rupiah

INR Indian Rupee

JMD Jamaican Dollar

MXN Mexican Peso

TRY Turkish Lira

USD U.S. Dollar

UYU Uruguayan Peso

ZAR South African Rand

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2023

Statements of Assets and Liabilities

As of December 31, 2023 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$127,619	$1,141,676	$1,332	$179,454
Investments in securities, at value	$238,727	$1,631,986	$1,406	$196,244
Cash	—	—	67	—
Receivable for securities sold	641	—	—	—
Receivable for fund shares sold	267	3,542	—	202
Receivable from Adviser	2	166	11	27
Dividend and interest receivable	25	1,275	3	114
Total assets	239,662	1,636,969	1,487	196,587
Liabilities
Payable for securities purchased	—	—	—	32
Payable for fund shares redeemed	51	1,717	—	163
Management fee payable	152	818	1	140
Distribution fee payable	7	33	—	—
Other payables and accrued expenses	60	299	28	72
Total liabilities	270	2,867	29	407
Net assets	$239,392	$1,634,102	$1,458	$196,180
Capital
Composition of net assets
Paid in capital	$126,668	$1,219,423	$1,449	$193,556
Total distributable earnings (loss)	112,724	414,679	9	2,624
Net assets	$239,392	$1,634,102	$1,458	$196,180

Class N shares
Net assets	$30,789	$158,351	—	—
Shares outstanding	3,174,613	6,899,307	—	—
Net asset value per share	$9.70	$22.95	—	—
Class I shares
Net assets	$164,166	$1,106,857	$85	$101,972
Shares outstanding	12,851,879	44,915,616	8,349	6,671,090
Net asset value per share	$12.77	$24.64	$10.25	$15.29
Class R6 shares
Net assets	$44,437	$368,894	$1,373	$94,208
Shares outstanding	3,462,181	14,973,894	133,977	6,155,811
Net asset value per share	$12.84	$24.64	$10.25	$15.30

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	99

Statements of Operations

For the Year Ended December 31, 2023 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$1,638	$11,081	$34	$1,934
Less foreign tax withheld	(16)	—	—	(25)
Interest	79	225	1	75
Total income	1,701	11,306	35	1,984
Expenses
Investment advisory fees	1,644	8,535	11	1,431
Distribution fees	71	360	—	—
Custodian fees	68	63	59	71
Transfer agent fees	69	202	1	9
Sub-transfer agent fees
Class N	40	193	—	—
Class I	67	1,222	—	137
Professional fees	42	144	29	40
Registration fees	46	73	37	40
Shareholder reporting fees	11	80	1	2
Trustee fees	19	115	—	14
Other expenses	9	57	4	6
Total expenses before expense limitation	2,086	11,044	142	1,750
Expenses waived or reimbursed by the Adviser
Class N	(17)	(195)	—	—
Class I	—	(1,237)	(7)	(199)
Class R6	—	(165)	(123)	(74)
Total expenses waived or reimbursed by the Adviser	(17)	(1,597)	(130)	(273)
Net expenses	2,069	9,447	12	1,477
Net investment income (loss)	(368)	1,859	23	507
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	22,560	(43,131)	(34)	(3,377)
Total net realized gain (loss)	22,560	(43,131)	(34)	(3,377)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	47,607	516,549	179	22,648
Change in net unrealized appreciation (depreciation)	47,607	516,549	179	22,648
Net increase (decrease) in net assets resulting from operations	$69,799	$475,277	$168	$19,778

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2023

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Value Fund		Small-Mid Cap Core Fund
	2023	2022	2023	2022	2023	2022 (a)	2023	2022
Operations
Net investment income (loss)	$(368)	$(790)	$1,859	$1,184	$23	$18	$507	$(56)
Net realized gain (loss) on investments, and other assets and liabilities	22,560	7,497	(43,131)	(30,976)	(34)	(34)	(3,377)	(4,236)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	47,607	(104,075)	516,549	(412,476)	179	(105)	22,648	(19,672)
Net increase (decrease) in net assets resulting from operations	69,799	(97,368)	475,277	(442,268)	168	(121)	19,778	(23,964)
Distributions to shareholders
Class N	(3,790)	(1,055)	—	(1,004)	—	—	—	—
Class I	(14,632)	(4,820)	—	(5,758)	(1)	(1)	(151)	—
Class R6	(3,966)	(1,050)	—	(2,071)	(21)	(15)	(180)	—
Total distributions	(22,388)	(6,925)	—	(8,833)	(22)	(16)	(331)	—
Capital stock transactions
Proceeds from sale of shares	19,855	36,716	537,063	808,663	133	1,661	59,829	109,055
Shares issued in reinvestment of income dividends and capital gain distributions	21,140	6,664	—	8,463	22	16	317	—
Less cost of shares redeemed	(38,022)	(95,779)	(451,258)	(399,025)	(350)	(33)	(27,634)	(33,650)
Net increase (decrease) in net assets resulting from capital share transactions	2,973	(52,399)	85,805	418,101	(195)	1,644	32,512	75,405
Increase (decrease) in net assets	50,384	(156,692)	561,082	(33,000)	(49)	1,507	51,959	51,441
Net assets
Beginning of period	189,008	345,700	1,073,020	1,106,020	1,507	—	144,221	92,780
End of period	$239,392	$189,008	$1,634,102	$1,073,020	$1,458	$1,507	$196,180	$144,221

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	101

Statements of Assets and Liabilities

As of December 31, 2023 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$1,689,492	$1,458	$639,438	$1,200,979
Investments in securities, at value	$2,001,384	$1,548	$749,927	$1,305,456
Cash	—	44	—	—
Receivable for securities sold	—	1	—	1,171
Receivable for fund shares sold	1,301	—	2,912	1,126
Receivable from Adviser	176	14	90	9
Dividend and interest receivable	294	3	199	1,641
Total assets	2,003,155	1,610	753,128	1,309,403
Liabilities
Payable for securities purchased	—	—	4,043	—
Payable for fund shares redeemed	5,900	—	415	322
Management fee payable	1,557	1	573	816
Distribution fee payable	22	—	26	1
Other payables and accrued expenses	481	28	160	218
Total liabilities	7,960	29	5,217	1,357
Net assets	$1,995,195	$1,581	$747,911	$1,308,046
Capital
Composition of net assets
Paid in capital	$1,720,543	$1,512	$648,441	$1,215,449
Total distributable earnings (loss)	274,652	69	99,470	92,597
Net assets	$1,995,195	$1,581	$747,911	$1,308,046
Class N shares
Net assets	$107,791	—	$122,370	$2,591
Shares outstanding	4,158,450	—	4,472,231	87,005
Net asset value per share	$25.92	—	$27.36	$29.78
Class I shares
Net assets	$1,437,622	$84	$445,483	$813,809
Shares outstanding	50,811,162	7,959	13,649,541	27,368,479
Net asset value per share	$28.29	$10.60	$32.64	$29.74
Class R6 shares
Net assets	$449,782	$1,497	$180,058	$491,646
Shares outstanding	15,840,815	141,179	5,496,978	16,538,070
Net asset value per share	$28.39	$10.60	$32.76	$29.73

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2023

Statements of Operations

For the Year Ended December 31, 2023 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund (a)	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$12,577	$13	$3,727	$22,932
Less foreign tax withheld	(237)	—	(89)	(59)
Interest	969	—	430	458
Total income	13,309	13	4,068	23,331
Expenses
Investment advisory fees	19,280	5	6,283	9,365
Distribution fees	274	—	295	6
Custodian fees	81	23	80	67
Transfer agent fees	177	3	99	70
Sub-transfer agent fees
Class N	151	—	162	2
Class I	2,014	—	435	988
Professional fees	191	29	112	128
Registration fees	51	2	68	54
Shareholder reporting fees	174	—	61	34
Trustee fees	194	—	55	118
Other expenses	59	1	23	33
Total expenses before expense limitation	22,646	63	7,673	10,865
Expenses waived or reimbursed by the Adviser
Class N	(128)	—	(154)	—
Class I	(1,701)	(3)	(405)	(210)
Class R6	(129)	(55)	(59)	—
Total expenses waived or reimbursed by the Adviser	(1,958)	(58)	(618)	(210)
Net expenses	20,688	5	7,055	10,655
Net investment income (loss)	(7,379)	8	(2,987)	12,676
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	122,239	(22)	27,255	17,717
Foreign currency transactions	5	—	1	—
Total net realized gain (loss)	122,244	(22)	27,256	17,717
Change in net unrealized appreciation (depreciation) of:
Investments in securities	212,044	90	71,883	98,036
Change in net unrealized appreciation (depreciation)	212,044	90	71,883	98,036
Net increase (decrease) in net assets resulting from operations	$326,909	$76	$96,152	$128,429

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	103

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund	Small Cap Growth Fund		Small Cap Value Fund
	2023	2022	2023 (a)	2023	2022	2023	2022
Operations
Net investment income (loss)	$(7,379)	$(14,658)	$8	$(2,987)	$(4,622)	$12,676	$10,262
Net realized gain (loss) on investments, and other assets and liabilities	122,244	12,027	(22)	27,256	(12,492)	17,717	254,754
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	212,044	(679,120)	90	71,883	(136,772)	98,036	(425,307)
Net increase (decrease) in net assets resulting from operations	326,909	(681,751)	76	96,152	(153,886)	128,429	(160,291)
Distributions to shareholders
Class N	(8,769)	(3,897)	—	(2,238)	(4,693)	(77)	(187)
Class I	(107,708)	(49,427)	—	(6,617)	(10,353)	(26,503)	(54,725)
Class R6	(32,457)	(12,748)	(7)	(2,645)	(3,839)	(16,439)	(33,495)
Total distributions	(148,934)	(66,072)	(7)	(11,500)	(18,885)	(43,019)	(88,407)
Capital stock transactions
Proceeds from sale of shares	275,386	509,350	1,755	254,864	137,373	147,911	229,728
Shares issued in reinvestment of income dividends and capital gain distributions	144,458	64,751	7	11,299	18,519	35,896	86,757
Less cost of shares redeemed	(614,949)	(862,015)	(250)	(132,741)	(163,362)	(175,379)	(922,977)
Net increase (decrease) in net assets resulting from capital share transactions	(195,105)	(287,914)	1,512	133,422	(7,470)	8,428	(606,492)
Increase (decrease) in net assets	(17,130)	(1,035,737)	1,581	218,074	(180,241)	93,838	(855,190)
Net assets
Beginning of period	2,012,325	3,048,062	—	529,837	710,078	1,214,208	2,069,398
End of period	$1,995,195	$2,012,325	$1,581	$747,911	$529,837	$1,308,046	$1,214,208

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2023

Statements of Assets and Liabilities

As of December 31, 2023 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$63,252	$833,829	$1,047,798	$693,832
Investments in securities, at value	$100,178	$1,085,187	$1,426,317	$930,924
Cash	5	—	54	33
Foreign currency, at value (cost $— ; $65; $79; $48)	—	65	78	48
Receivable for securities sold	—	1,691	375	246
Receivable for fund shares sold	261	795	6,850	60
Receivable from Adviser	19	80	128	43
Dividend and interest receivable	132	1,683	3,765	2,077
Total assets	100,595	1,089,501	1,437,567	933,431
Liabilities
Payable for securities purchased	—	1,799	2,996	1,960
Payable for fund shares redeemed	—	1,639	140	—
Management fee payable	71	765	1,147	722
Distribution fee payable	2	7	61	—
Foreign capital gains tax liability	19	1,110	1,744	1,125
Other payables and accrued expenses	48	245	375	150
Total liabilities	140	5,565	6,463	3,957
Net assets	$100,455	$1,083,936	$1,431,104	$929,474
Capital
Composition of net assets
Paid in capital	$61,715	$954,119	$1,038,218	$702,398
Total distributable earnings (loss)	38,740	129,817	392,886	227,076
Net assets	$100,455	$1,083,936	$1,431,104	$929,474

Class N shares
Net assets	$8,253	$34,162	$292,273	—
Shares outstanding	542,434	1,756,199	10,539,619	—
Net asset value per share	$15.21	$19.45	$27.73	—
Class I shares
Net assets	$76,915	$413,373	$992,759	—
Shares outstanding	5,001,430	21,086,084	34,621,741	—
Net asset value per share	$15.38	$19.60	$28.67	—
Institutional/Class R6 shares
Net assets	$15,287	$636,401	$146,072	$929,474
Shares outstanding	993,561	32,443,134	5,089,557	64,532,154
Net asset value per share	$15.39	$19.62	$28.70	$14.40

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	105

Statements of Operations

For the Year Ended December 31, 2023 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$981	$16,853	$25,975	$15,584
Less foreign tax withheld	(71)	(2,018)	(2,759)	(1,654)
Interest	46	520	500	352
Other	—	—	1,801	—
Total income	956	15,355	25,517	14,282
Expenses
Investment advisory fees	836	9,143	13,723	8,349
Distribution fees	23	89	742	—
Custodian fees	76	169	323	218
Transfer agent fees	9	65	100	34
Sub-transfer agent fees
Class N	11	37	424	—
Class I	64	544	1,039	—
Professional fees	41	127	176	131
Registration fees	49	84	54	25
Shareholder reporting fees	6	45	72	5
Trustee fees	9	100	138	87
Other expenses	7	40	44	30
Total expenses before expense limitation	1,131	10,443	16,835	8,879
Expenses waived or reimbursed by the Adviser
Class N	(25)	(39)	(460)	—
Class I	(176)	(579)	(1,161)	—
Institutional/Class R6	(30)	(371)	(95)	(531)
Total expenses waived or reimbursed by the Adviser	(231)	(989)	(1,716)	(531)
Net expenses	900	9,454	15,119	8,348
Net investment income (loss)	56	5,901	10,398	5,934
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $— ; $222; $201; $133)	9,175	(47,580)	59,694	26,633
Redemptions in-kind	—	5,580	—	—
Foreign currency transactions	(11)	(441)	(410)	(155)
Total net realized gain (loss)	9,164	(42,441)	59,284	26,478
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $7; $397; $1,123; $725)	10,664	162,500	136,422	95,560
Foreign currency translations	5	74	(161)	16
Change in net unrealized appreciation (depreciation)	10,669	162,574	136,261	95,576
Net increase (decrease) in net assets resulting from operations	$19,889	$126,034	$205,943	$127,988

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2023

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$56	$(75)	$5,901	$4,996	$10,398	$11,837	$5,934	$7,223
Net realized gain (loss) on investments, and other assets and liabilities	9,164	707	(42,441)	(68,687)	59,284	62,630	26,478	44,969
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	10,669	(42,397)	162,574	(337,406)	136,261	(671,912)	95,576	(410,590)
Net increase (decrease) in net assets resulting from operations	19,889	(41,765)	126,034	(401,097)	205,943	(597,445)	127,988	(358,398)
Distributions to shareholders
Class N	(535)	(174)	(64)	(68)	(9,793)	(23,255)	—	—
Class I	(4,850)	(1,502)	(1,847)	(631)	(36,328)	(74,123)	—	—
Institutional/Class R6	(998)	(296)	(3,151)	(1,130)	(5,134)	(11,497)	(22,859)	(56,236)
Total distributions	(6,383)	(1,972)	(5,062)	(1,829)	(51,255)	(108,875)	(22,859)	(56,236)
Capital stock transactions
Proceeds from sale of shares	4,333	14,887	149,041	455,376	146,640	539,922	59,867	142,332
Shares issued in reinvestment of income dividends and capital gain distributions	6,321	1,954	4,693	1,814	49,407	104,297	22,254	56,157
Less cost of shares redeemed	(15,264)	(25,327)	(194,991)	(356,773)	(354,267)	(626,160)	(166,508)	(156,966)
Net increase (decrease) in net assets resulting from capital share transactions	(4,610)	(8,486)	(41,257)	100,417	(158,220)	18,059	(84,387)	41,523
Increase (decrease) in net assets	8,896	(52,223)	79,715	(302,509)	(3,532)	(688,261)	20,742	(373,111)
Net assets
Beginning of period	91,559	143,782	1,004,221	1,306,730	1,434,636	2,122,897	908,732	1,281,843
End of period	$100,455	$91,559	$1,083,936	$1,004,221	$1,431,104	$1,434,636	$929,474	$908,732

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	107

Statements of Assets and Liabilities

As of December 31, 2023 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Assets
Investments in securities, at cost	$196,844	$216,846	$672,168	$17,809
Investments in securities, at value	$240,546	$260,465	$832,837	$22,161
Foreign currency, at value (cost $1,454; $7; $ — ; $1)	1,454	7	—	1
Receivable for securities sold	1,255	2,897	373	62
Receivable for fund shares sold	15	164	343	—
Receivable from Adviser	82	42	129	19
Dividend and interest receivable	484	270	1,690	35
Total assets	243,836	263,845	835,372	22,278
Liabilities
Payable for securities purchased	2,294	1,668	455	3
Payable for fund shares redeemed	68	44	3,891	—
Payable to custodian	—	7,294	309	—
Management fee payable	197	207	633	17
Distribution fee payable	—	—	3	—
Foreign capital gains tax liability	424	927	6,857	182
Other payables and accrued expenses	107	120	383	66
Total liabilities	3,090	10,260	12,531	268
Net assets	$240,746	$253,585	$822,841	$22,010
Capital
Composition of net assets
Paid in capital	$259,122	$336,238	$805,530	$19,068
Total distributable earnings (loss)	(18,376)	(82,653)	17,311	2,942
Net assets	$240,746	$253,585	$822,841	$22,010

Class N shares
Net assets	$1,547	$1,007	$13,748	—
Shares outstanding	126,679	115,448	1,210,982	—
Net asset value per share	$12.21	$8.72	$11.35	—
Class I shares
Net assets	$103,520	$13,772	$173,377	$2,841
Shares outstanding	8,351,646	1,572,879	14,945,199	244,069
Net asset value per share	$12.40	$8.76	$11.60	$11.64
Class R6 shares
Net assets	$135,679	$238,806	$635,716	$19,169
Shares outstanding	10,876,748	27,298,325	54,128,408	1,645,345
Net asset value per share	$12.47	$8.75	$11.74	$11.65

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2023

Statements of Operations

For the Year Ended December 31, 2023 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Investment income
Dividends	$4,556	$6,543	$14,897	$365
Less foreign tax withheld	(521)	(696)	(1,894)	(54)
Interest	106	67	184	6
Total income	4,141	5,914	13,187	317
Expenses
Investment advisory fees	2,318	2,811	6,992	172
Distribution fees	4	3	37	—
Custodian fees	143	213	538	121
Transfer agent fees	21	22	84	2
Sub-transfer agent fees
Class N	2	1	20	—
Class I	99	21	225	1
Professional fees	70	81	173	74
Registration fees	48	54	93	37
Shareholder reporting fees	26	9	29	2
Trustee fees	22	33	67	1
Other expenses	12	16	23	4
Total expenses before expense limitation	2,765	3,264	8,281	414
Expenses waived or reimbursed by the Adviser
Class N	(2)	(2)	(33)	—
Class I	(80)	(39)	(379)	(20)
Class R6	(41)	(398)	(743)	(221)
Total expenses waived or reimbursed by the Adviser	(123)	(439)	(1,155)	(241)
Net expenses	2,642	2,825	7,126	173
Net investment income (loss)	1,499	3,089	6,061	144
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $620; $657; $—)	(17,085)	(45,610)	(75,642)	(388)
Foreign currency transactions	(101)	(258)	(652)	(24)
Total net realized gain (loss)	(17,186)	(45,868)	(76,294)	(412)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $349; $104; $5,856; $173)	48,170	60,477	141,389	4,330
Foreign currency translations	22	4	7	—
Change in net unrealized appreciation (depreciation)	48,192	60,481	141,396	4,330
Net increase (decrease) in net assets resulting from operations	$32,505	$17,702	$71,163	$4,062

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	109

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets ex China Growth Fund
	2023	2022	2023	2022	2023	2022	2023	2022(a)
Operations
Net investment income (loss)	$1,499	$908	$3,089	$2,435	$6,061	$3,619	$144	$27
Net realized gain (loss) on investments, and other assets and liabilities	(17,186)	(40,464)	(45,868)	(73,852)	(76,294)	(56,336)	(412)	(827)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	48,192	(93,778)	60,481	(55,424)	141,396	(283,138)	4,330	(160)
Net increase (decrease) in net assets resulting from operations	32,505	(133,334)	17,702	(126,841)	71,163	(335,855)	4,062	(960)
Distributions to shareholders
Class N	(10)	—	(8)	(9)	(42)	(24)	—	—
Class I	(911)	(202)	(107)	(289)	(900)	(278)	(23)	—
Class R6	(1,252)	(406)	(2,141)	(3,110)	(3,523)	(716)	(161)	—
Total distributions	(2,173)	(608)	(2,256)	(3,408)	(4,465)	(1,018)	(184)	—
Capital stock transactions
Proceeds from sale of shares	12,992	43,756	27,336	100,114	302,358	313,584	5,287	19,590
Shares issued in reinvestment of income dividends and capital gain distributions	1,806	513	2,253	3,401	3,848	956	184	—
Less cost of shares redeemed	(39,334)	(58,888)	(143,543)	(94,858)	(220,197)	(349,371)	(372)	(5,597)
Net increase (decrease) in net assets resulting from capital share transactions	(24,536)	(14,619)	(113,954)	8,657	86,009	(34,831)	5,099	13,993
Increase (decrease) in net assets	5,796	(148,561)	(98,508)	(121,592)	152,707	(371,704)	8,977	13,033
Net assets
Beginning of period	234,950	383,511	352,093	473,685	670,134	1,041,838	13,033	—
End of period	$240,746	$234,950	$253,585	$352,093	$822,841	$670,134	$22,010	$13,033

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2023

Statements of Assets and Liabilities

As of December 31, 2023 (dollar amounts in thousands)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Assets
Investments in securities, at cost	$306,080	$2,026	$52,859
Investments in securities, at value	$396,291	$1,803	$52,527
Cash	—	68	—
Foreign currency, at value (cost $2,718; $—; $—)	2,718	—	—
Receivable for securities sold	1,743	—	—
Receivable for fund shares sold	781	—	46
Receivable for variation margin on centrally cleared swaps	—	—	13
Receivable from Adviser	74	11	23
Dividend and interest receivable	352	—	960
Total assets	401,959	1,882	53,569
Liabilities
Payable for securities purchased	4,809	—	—
Payable for fund shares redeemed	38	—	22
Payable to custodian	—	1	—
Unrealized depreciation on forward foreign currency contracts	—	—	40
Management fee payable	359	1	29
Distribution fee payable	1	—	—
Foreign capital gains tax liability	6,790	—	—
Other payables and accrued expenses	250	33	42
Total liabilities	12,247	35	133
Net assets	$389,712	$1,847	$53,436
Capital
Composition of net assets
Paid in capital	$370,646	$4,922	$64,510
Total distributable earnings (loss)	19,066	(3,075)	(11,074)
Net assets	$389,712	$1,847	$53,436

Class N shares
Net assets	$3,857	—	—
Shares outstanding	196,150	—	—
Net asset value per share	$19.66	—	—
Class I shares
Net assets	$134,297	$160	$3,205
Shares outstanding	6,726,789	32,901	406,261
Net asset value per share	$19.96	$4.87	$7.89
Class R6 shares
Net assets	$251,558	$1,687	$50,231
Shares outstanding	12,566,167	347,921	6,371,602
Net asset value per share	$20.02	$4.85	$7.88

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	111

Statements of Operations

For the Year Ended December 31, 2023 (all amounts in thousands)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Investment income
Dividends	$6,298	$28	$—
Less foreign tax withheld	(694)	(1)	—
Interest	63	—	3,723
Less foreign tax withheld	—	—	(8)
Total income	5,667	27	3,715
Expenses
Investment advisory fees	3,872	15	314
Distribution fees	9	—	—
Custodian fees	446	66	110
Transfer agent fees	58	1	3
Sub-transfer agent fees
Class N	4	—	—
Class I	130	—	2
Professional fees	148	33	83
Registration fees	56	37	37
Shareholder reporting fees	26	1	8
Trustee fees	32	—	4
Other expenses	14	4	13
Total expenses before expense limitation	4,795	157	574
Expenses waived or reimbursed by the Adviser
Class N	(9)	—	—
Class I	(280)	(33)	(10)
Class R6	(392)	(109)	(242)
Total expenses waived or reimbursed by the Adviser	(681)	(142)	(252)
Net expenses	4,114	15	322
Net investment income (loss)	1,553	12	3,393
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $1,806; $—; $2)	(5,251)	(869)	(2,914)
Swaps	—	—	(494)
Forward foreign currency contracts	—	—	40
Foreign currency transactions	(508)	(1)	2
Total net realized gain (loss)	(5,759)	(870)	(3,366)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $4,754; $—; $—)	76,207	386	6,119
Swaps	—	—	110
Forward foreign currency contracts	—	—	(34)
Foreign currency translations	12	—	(1)
Change in net unrealized appreciation (depreciation)	76,219	386	6,194
Net increase (decrease) in net assets resulting from operations	$72,013	$(472)	$6,221

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2023

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022 (all amounts in thousands)

	Emerging Markets Small Cap Growth Fund		China Growth Fund		Emerging Markets Debt Fund
	2023	2022	2023	2022	2023		2022
Operations
Net investment income (loss)	$1,553	$857	$12	$13	$3,393		$2,779
Net realized gain (loss) on investments, and other assets and liabilities	(5,759)	(56,248)	(870)	(1,957)	(3,366)		(7,193)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	76,219	(81,085)	386	(178)	6,194		(4,510)
Net increase (decrease) in net assets resulting from operations	72,013	(136,476)	(472)	(2,122)	6,221		(8,924)
Distributions to shareholders
Class N	(2)	(145)	—	—	—		—
Class I	(344)	(5,030)	(1)	—	(119	)(a)	(75	)(b)
Class R6	(781)	(9,975)	(9)	(1)	(3,169	)(a)	(3,077	)(b)
Total distributions	(1,127)	(15,150)	(10)	(1)	(3,288)		(3,152)
Capital stock transactions
Proceeds from sale of shares	66,177	121,609	1,544	420	4,429		4,347
Shares issued in reinvestment of income dividends and capital gain distributions	1,113	14,983	10	1	3,279		3,151
Less cost of shares redeemed	(71,137)	(162,701)	(1,172)	(3,576)	(3,031)		(1,090)
Net increase (decrease) in net assets resulting from capital share transactions	(3,847)	(26,109)	382	(3,155)	4,677		6,408
Increase (decrease) in net assets	67,039	(177,735)	(100)	(5,278)	7,610		(5,668)
Net assets
Beginning of period	322,673	500,408	1,947	7,225	45,826		51,494
End of period	$389,712	$322,673	$1,847	$1,947	$53,436		$45,826

(a)	Included in the distribution is a tax return of capital in the amount of $7 and $186 (in thousands) for Class I and Class R6, respectively.
(b)	Included in the distribution is a tax return of capital in the amount of $1 and $118 (in thousands) for Class I and Class R6, respectively.

See accompanying Notes to Financial Statements.

December 31, 2023	William Blair Funds	113

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following nineteen funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Emerging Markets Debt Fund
Growth Large Cap Growth Mid Cap Value Small-Mid Cap Core Small-Mid Cap Growth Small-Mid Cap Value Small Cap Growth Small Cap Value

Global Leaders

International Equity Funds

International Leaders

International Growth

Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets ex China Growth

Emerging Markets Small Cap Growth

China Growth

Emerging Markets Debt

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Mid Cap Value, Small-Mid Cap Core, Small-Mid Cap Value, Emerging Markets ex China Growth, China Growth and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares. Institutional International Growth Fund does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for all Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting and Distribution Services Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Institutional shares are available only to investors of Institutional International Growth Fund and comprise all of the outstanding shares of this Fund. Institutional shares require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and Institutional shares of the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

114	Annual Report	December 31, 2023

Notes to Financial Statements

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Emerging Markets Debt Fund were the rates in effect on December 31, 2023. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

For the year ended December 31, 2023, the International Growth Fund received tax reclaim payments from certain member countries of the European Union, including interest, of $1,801 (in thousands), relating to amounts withheld on dividends received by the Fund during the fiscal years ended December 31, 2018 through 2020. The amounts withheld on dividends were not previously passed through to the Fund’s shareholders in the years the dividends were received by the Fund. The payments received are included within other income in the Statement of Operations.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

December 31, 2023	William Blair Funds	115

Notes to Financial Statements

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity Funds are declared and paid at least annually. Distributions from net investment income for Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Code, in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are accrued and included within change in net unrealized appreciation (depreciation) and net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ U.S. federal and state tax returns for the prior three years remains open and the returns are subject to examination.

116	Annual Report	December 31, 2023

Notes to Financial Statements

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2023, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$130,036	$112,675	$3,984	$108,691
Large Cap Growth	1,166,862	490,310	25,186	465,124
Mid Cap Value	1,339	168	101	67
Small-Mid Cap Core	181,914	25,706	11,376	14,330
Small-Mid Cap Growth	1,726,732	398,892	124,240	274,652
Small-Mid Cap Value	1,461	125	38	87
Small Cap Growth	652,849	140,666	43,588	97,078
Small Cap Value	1,204,607	226,121	125,272	100,849
Global Leaders	63,734	37,438	994	36,444
International Leaders	846,812	262,106	23,731	238,375
International Growth	1,062,091	390,562	26,336	364,226
Institutional International Growth	707,077	244,366	20,519	223,847
International Small Cap Growth	200,389	51,586	11,429	40,157
Emerging Markets Leaders	231,393	52,304	23,232	29,072
Emerging Markets Growth	686,974	180,276	34,413	145,863
Emerging Markets ex China Growth	17,964	4,407	210	4,197
Emerging Markets Small Cap Growth	308,899	92,693	5,301	87,392
China Growth	2,271	17	485	(468)
Emerging Markets Debt	53,351	2,720	3,544	(824)

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2023, the following reclassifications were recorded (in thousands):

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$1,461	$(1,461)
Large Cap Growth	1	(1)
Mid Cap Value	1	(1)
Small-Mid Cap Core	—	—
Small-Mid Cap Growth	(5)	5
Small-Mid Cap Value	—	—
Small Cap Growth	(2,971)	2,971
Small Cap Value	2,604	(2,604)
Global Leaders	410	(410)
International Leaders	4,993	(4,993)
International Growth	5,358	(5,358)
Institutional International Growth	601	(601)
International Small Cap Growth	—	—

December 31, 2023	William Blair Funds	117

Notes to Financial Statements

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Emerging Markets Leaders	$—	$—
Emerging Markets Growth	1	(1)
Emerging Markets ex China Growth	(18)	18
Emerging Markets Small Cap Growth	3	(3)
China Growth	(1)	1
Emerging Markets Debt	(194)	194

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 was as follows (in thousands):

	Distributions Paid in 2023
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$—	$—	$—	$3,790	$14,632	$3,966
Large Cap Growth	—	—	—	—	—	—
Mid Cap Value	N/A	1	21	N/A	—	—
Small-Mid Cap Core	N/A	151	180	N/A	—	—
Small-Mid Cap Growth	—	—	—	8,769	107,708	32,457
Small-Mid Cap Value	N/A	—	7	N/A	—	—
Small Cap Growth	—	—	—	2,238	6,617	2,645
Small Cap Value	24	9,550	6,214	53	16,953	10,225
Global Leaders	—	31	14	535	4,819	984
International Leaders	64	1,847	3,151	—	—	—
International Growth	1,965	9,345	1,373	7,828	26,983	3,761
Institutional International Growth	N/A	N/A	8,111	N/A	N/A	14,748
International Small Cap Growth	10	911	1,252	—	—	—
Emerging Markets Leaders	8	107	2,141	—	—	—
Emerging Markets Growth	42	900	3,523	—	—	—
Emerging Markets ex China Growth	N/A	23	161	N/A	—	—
Emerging Markets Small Cap Growth	2	344	781	—	—	—
China Growth	N/A	1	9	N/A	—	—
Emerging Markets Debt (a)	N/A	119	3,169	N/A	—	—

	Distributions Paid in 2022
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$—	$—	$—	$1,055	$4,820	$1,050
Large Cap Growth	—	801	396	1,004	4,957	1,675
Mid Cap Value	N/A	1	15	N/A	—	—
Small-Mid Cap Core	N/A	—	—	N/A	—	—
Small-Mid Cap Growth	—	—	—	3,897	49,427	12,748
Small Cap Growth	—	—	—	4,693	10,353	3,839
Small Cap Value	27	9,580	6,246	160	45,145	27,249
Global Leaders	—	51	19	174	1,451	277
International Leaders	—	—	—	68	631	1,130

118	Annual Report	December 31, 2023

Notes to Financial Statements

	Distributions Paid in 2022
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
International Growth	$196	$2,305	$457	$23,059	$71,818	$11,040
Institutional International Growth	N/A	N/A	3,768	N/A	N/A	52,468
International Small Cap Growth	—	202	406	—	—	—
Emerging Markets Leaders	—	—	—	9	289	3,110
Emerging Markets Growth	—	—	—	24	278	716
Emerging Markets ex China Growth	N/A	—	—	N/A	—	—
Emerging Markets Small Cap Growth	—	—	—	145	5,030	9,975
China Growth	N/A	—	1	N/A	—	—
Emerging Markets Debt (b)	N/A	75	3,077	N/A	—	—

(a)	Included in the distribution is a tax return of capital in the amount of $7 and $186 (in thousands) for Class I and Class R6, respectively.
(b)	Included in the distribution is a tax return of capital in the amount of $1 and $118 (in thousands) for Class I and Class R6, respectively.

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$—	$—	$4,033	$108,691	$112,724
Large Cap Growth	1,858	(52,303)	—	465,124	414,679
Mid Cap Value	—	(58)	—	67	9
Small-Mid Cap Core	29	(11,735)	—	14,330	2,624
Small-Mid Cap Growth	—	—	—	274,652	274,652
Small-Mid Cap Value	—	(18)	—	87	69
Small Cap Growth	—	—	2,392	97,078	99,470
Small Cap Value	—	(8,252)	—	100,849	92,597
Global Leaders	—	—	2,315	36,425	38,740
International Leaders	1,052	(108,554)	—	237,319	129,817
International Growth	8,112	—	22,766	362,008	392,886
Institutional International Growth	3,296	—	1,109	222,671	227,076
International Small Cap Growth	899	(59,007)	—	39,732	(18,376)
Emerging Markets Leaders	504	(111,294)	—	28,137	(82,653)
Emerging Markets Growth	1,070	(122,717)	—	138,958	17,311
Emerging Markets ex China Growth	—	(1,072)	—	4,014	2,942
Emerging Markets Small Cap Growth	—	(61,543)	—	80,609	19,066
China Growth	1	(2,607)	—	(469)	(3,075)
Emerging Markets Debt	—	(10,254)	—	(820)	(11,074)

As of December 31, 2023, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2023, and the capital loss carryforwards utilized by the Funds in 2023 (in thousands):

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2023
Large Cap Growth	$24,430	$27,873	$52,303	$—
Mid Cap Value	58	—	58	—
Small-Mid Cap Core	8,340	3,395	11,735	441
Small-Mid Cap Value	18	—	18	—
Small Cap Growth	—	—	—	13,269
International Leaders	91,124	17,430	108,554	—
International Small Cap Growth	27,373	31,634	59,007	—
Emerging Markets Leaders	48,895	62,399	111,294	—
Emerging Markets Growth	102,342	20,375	122,717	—
Emerging Markets ex China Growth	1,072	—	1,072	—
Emerging Markets Small Cap Growth	61,388	—	61,388	—
China Growth	1,953	654	2,607	—
Emerging Markets Debt	6,186	3,981	10,167	—

December 31, 2023	William Blair Funds	119

Notes to Financial Statements

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31.

As of December 31, 2023, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Small Cap Value	$—	$8,252
Emerging Markets Small Cap Growth	155	—
Emerging Markets Debt	87	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(g) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(h) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss), a component of distributable earnings (loss), to capital paid in excess of par value. During the year ended December 31, 2023, the International Leaders Fund redeemed $22,968 (in thousands) of Fund shares in-kind rather than with cash and recognized net realized gains of $5,580 (in thousands) on the securities distributed to shareholders.

120	Annual Report	December 31, 2023

Notes to Financial Statements

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2023, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset.

Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations for the Funds. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

December 31, 2023	William Blair Funds	121

Notes to Financial Statements

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Forward foreign currency contracts and swaps are valued using pricing inputs observed from actively quoted markets and are categorized within Level 2 of the fair value hierarchy.

As of December 31, 2023, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities	Growth	Large Cap Growth	Mid Cap Value	Small-Mid Cap Core
Level 1
Common Stocks	$235,993	$1,624,644	$1,406	$194,380
Level 2
Repurchase Agreements	2,734	7,342	—	1,864
Level 3
None	—	—	—	—
Total investments in securities	$238,727	$1,631,986	$1,406	$196,244

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1
Common Stocks	$1,973,564	$1,548	$718,924	$1,295,769
Exchange-Traded Funds	—	—	7,534	—
Level 2
Repurchase Agreements	27,820	—	23,469	9,687
Level 3
Common Stocks	—	—	—	—
Rights	—	—	—	—
Total investments in securities	$2,001,384	$1,548	$749,927	$1,305,456

122	Annual Report	December 31, 2023

Notes to Financial Statements

Investments in securities	Global Leaders	International Leaders	International Growth	Institutional International Growth
Level 1
Common Stocks	$99,652	$1,060,873	$1,379,964	$898,777
Level 2
Repurchase Agreements	526	24,314	46,353	32,147
Level 3
None	—	—	—	—
Total investments in securities	$100,178	$1,085,187	$1,426,317	$930,924

Investments in securities	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets ex China Growth
Level 1
Common Stocks	$236,835	$253,380	$814,234	$21,708
Rights	—	—	3	—
Level 2
Common Stocks	1,197	7,085	9,181	231
Repurchase Agreements	2,514	—	9,419	222
Level 3
None	—	—	—	—
Total investments in securities	$240,546	$260,465	$832,837	$22,161

Investments in securities		Emerging Markets Small Cap Growth	China Growth	Emerging Markets Debt
Level 1
Common Stocks		$389,662	$1,803	$—
Level 2
Common Stocks		958	—	—
Foreign Corporate Bonds		—	—	16,356
Foreign Government Bonds		—	—	33,706
Foreign Municipal Bonds		—	—	142
Repurchase Agreements		5,671	—	1,351
U.S. Government		—	—	972
Level 3
None		—	—	—
Total investments in securities		$396,291	$1,803	$52,527

December 31, 2023	William Blair Funds	123

Notes to Financial Statements

Investments in securities	Emerging Markets Small Cap Growth	China Growth	Emerging Markets Debt
Other financial instruments
Assets
Level 1
None	$—	$—	$—
Level 2
Swaps	—	—	467
Level 3
None	—	—	—
Liabilities
Level 1
None	—	—	—
Level 2
Forward Foreign Currency Contracts	—	—	(40)
Swaps	—	—	(369)
Level 3
None	—	—	—
Total other financial instruments	$—	$—	$58

See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the Small-Mid Cap Growth and Small Cap Growth Funds were determined in good faith by the Adviser pursuant to the Fund’s Valuation Procedures. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the Small-Mid Cap Growth and Small Cap Growth Funds, respectively.

124	Annual Report	December 31, 2023

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Value	0.70%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth[1]	0.94%
Small-Mid Cap Value	0.80%
Small Cap Growth[2]	0.94%
Small Cap Value	0.75%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $3 billion	0.94%
Next $2 billion	0.90%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Growth:
First $1.875 billion	0.94%
Next $625 million	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	0.94%
Emerging Markets Growth	0.94%
Emerging Markets ex China Growth	0.94%
Emerging Markets Small Cap Growth	1.10%
China Growth	0.94%

1	Prior to May 1, 2023, the Small-Mid Cap Growth Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2023, the management fee paid to the Adviser was reduced to 0.94%.
2	Prior to May 1, 2023, the Small Cap Growth Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2023, the management fee paid to the Adviser was reduced to 0.94%.

December 31, 2023	William Blair Funds	125

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2024. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Value	N/A	N/A	0.75%	0.75%	0.70%	0.70%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth	1.24%	1.35%	0.99%	1.10%	0.94%	1.05%
Small-Mid Cap Value	N/A	N/A	0.85%[1,2]	N/A	0.80%[1,2]	N/A
Small Cap Growth	1.24%	1.50%	0.99%	1.25%	0.94%	1.20%
Small Cap Value	1.15%	1.15%	0.89%	0.89%	0.85%	0.85%
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Institutional International Growth	N/A	N/A	N/A	N/A	0.94%	0.94%
International Small Cap Growth	1.35%	1.55%	1.10%	1.30%	1.05%	1.25%
Emerging Markets Leaders	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets Growth	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets ex China Growth	N/A	N/A	0.99%	0.99%[3]	0.94%	0.94%[3]
Emerging Markets Small Cap Growth	1.40%	1.55%	1.15%	1.30%	1.10%	1.25%
China Growth	N/A	N/A	0.99%	0.99%	0.94%	0.94%
Emerging Markets Debt	N/A	N/A	0.70%	0.70%	0.65%	0.65%

1	Effective August 17, 2023 (Commencement of Operations).
2	Effective through April 30, 2025.
3	Effective July 29, 2022 (Commencement of Operations).

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a Fund’s commencement of operations to the extent that such recoupment does not cause the Fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. The total amounts available for recoupment as of December 31, 2023 were as follows (in thousands):

Fund	Available for Recoupment	Expiration of Recoupment
Mid Cap Value	$222	March 16, 2025
Small-Mid Cap Value	58	August 17, 2026
Emerging Markets ex China Growth	357	July 29, 2025
China Growth	360	August 27, 2024
Emerging Markets Debt	640	May 25, 2024

126	Annual Report	December 31, 2023

Notes to Financial Statements

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Mid Cap Value, Small-Mid Cap Core, Small-Mid Cap Value, Emerging Markets ex China Growth, China Growth, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the year ended December 31, 2023, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$79,441	$102,005
Large Cap Growth	691,696	601,220
Mid Cap Value	476	707
Small-Mid Cap Core	98,158	64,685
Small-Mid Cap Growth	961,705	1,283,070
Small-Mid Cap Value (a)	1,990	510
Small Cap Growth	451,243	336,881
Small Cap Value	327,712	337,077
Global Leaders	34,912	45,352
International Leaders	520,988	562,947
International Growth	598,203	842,735
Institutional International Growth	386,127	508,181
International Small Cap Growth	83,467	106,325
Emerging Markets Leaders	129,075	233,486
Emerging Markets Growth	520,567	427,678
Emerging Markets ex China Growth	14,904	9,898
Emerging Markets Small Cap Growth	410,363	417,409
China Growth	1,907	1,556
Emerging Markets Debt	52,575	47,550

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments held as of December 31, 2023 as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2023.

December 31, 2023	William Blair Funds	127

Notes to Financial Statements

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Emerging Markets Debt Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Emerging Markets Debt Fund with various counterparties and allow the Emerging Markets Debt Fund to close out and net its total exposure to a counterparty in the event of a default.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Emerging Markets Debt Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

128	Annual Report	December 31, 2023

Notes to Financial Statements

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2023, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Emerging Markets Debt
Credit	Receivable for variation margin on centrally cleared swaps(1)	$85	Payable for variation margin on centrally cleared swaps(1)	$160
Currency	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	40
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	382	Payable for variation margin on centrally cleared swaps(1)	209

(1)	The table above includes cumulative appreciation/(depreciation) on centrally cleared swaps as reported in the Fund’s Portfolio of Investments. Receivable/payable for variation margin on centrally cleared swaps as reported in the Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2023 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Emerging Markets Debt
Credit	Swaps	$ (98)	Swaps	$(84)
Currency	Forward foreign currency contracts	40	Forward foreign currency contracts	(34)
Interest rate	Swaps	(396)	Swaps	194

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at December 31, 2023 (in thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Total	Forward Foreign Currency Contracts	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Emerging Markets Debt
Citibank N.A.	$—	$—	$(40)	$(40)	$(40)	$—	$(40)
	$—	$—	$(40)	$(40)

December 31, 2023	William Blair Funds	129

Notes to Financial Statements

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2023 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$4,252	$3,599	$6,032	$1,819	434	376	634	176
Large Cap Growth	16,848	—	39,379	(22,531)	875	—	2,050	(1,175)
Small-Mid Cap Growth	8,860	8,508	28,569	(11,201)	346	333	1,122	(443)
Small Cap Growth	11,663	2,189	21,123	(7,271)	449	81	819	(289)
Small Cap Value	464	75	783	(244)	17	3	28	(8)
Global Leaders	881	503	2,660	(1,276)	59	34	179	(86)
International Leaders	4,849	64	10,929	(6,016)	264	3	593	(326)
International Growth	5,950	9,672	56,886	(41,264)	224	356	2,138	(1,558)
International Small Cap Growth	24	9	327	(294)	2	1	29	(26)
Emerging Markets Leaders	2,038	8	2,171	(125)	239	1	257	(17)
Emerging Markets Growth	11,707	35	14,091	(2,349)	1,100	3	1,308	(205)
Emerging Markets Small Cap Growth	1,822	2	1,721	103	101	—	95	6

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$4,742	$13,575	$25,017	$(6,700)	391	1,078	2,022	(553)
Large Cap Growth	354,428	—	269,597	84,831	17,533	—	12,664	4,869
Mid Cap Value	1	1	—	2	—	—	—	—
Small-Mid Cap Core	18,885	141	16,079	2,947	1,309	9	1,124	194
Small-Mid Cap Growth	193,616	103,605	503,290	(206,069)	6,954	3,716	18,125	(7,455)
Small-Mid Cap Value (a)	80	—	—	80	8	—	—	8
Small Cap Growth	177,891	6,557	92,150	92,298	5,831	204	3,022	3,013
Small Cap Value	108,222	25,229	130,635	2,816	3,800	856	4,638	18
Global Leaders	2,164	4,820	10,335	(3,351)	145	319	706	(242)
International Leaders	115,369	1,802	117,724	(553)	6,260	94	6,470	(116)
International Growth	133,882	35,091	264,406	(95,433)	4,850	1,249	9,621	(3,522)
International Small Cap Growth	11,022	861	19,435	(7,552)	971	71	1,711	(669)
Emerging Markets Leaders	3,079	105	19,943	(16,759)	359	12	2,366	(1,995)
Emerging Markets Growth	79,866	856	97,685	(16,963)	7,251	75	8,913	(1,587)
Emerging Markets ex China Growth	2,593	23	130	2,486	253	2	12	243
Emerging Markets Small Cap Growth	36,577	332	35,416	1,493	2,081	17	1,994	104
China Growth	525	1	754	(228)	89	—	135	(46)
Emerging Markets Debt	4,154	119	2,113	2,160	560	16	294	282

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

130	Annual Report	December 31, 2023

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$10,861	$3,966	$6,973	$7,854	848	313	558	603
Large Cap Growth	165,787	—	142,282	23,505	7,783	—	6,409	1,374
Mid Cap Value	132	21	350	(197)	14	2	38	(22)
Small-Mid Cap Core	40,944	176	11,555	29,565	2,767	12	812	1,967
Small-Mid Cap Growth	72,910	32,345	83,090	22,165	2,602	1,156	3,008	750
Small-Mid Cap Value (a)	1,675	7	250	1,432	167	1	27	141
Small Cap Growth	65,310	2,553	19,468	48,395	2,121	79	640	1,560
Small Cap Value	39,225	10,592	43,961	5,856	1,364	359	1,549	174
Global Leaders	1,288	998	2,269	17	88	66	153	1
International Leaders	28,823	2,827	66,338	(34,688)	1,538	147	3,627	(1,942)
International Growth	6,808	4,644	32,975	(21,523)	251	165	1,201	(785)
Institutional International Growth	59,867	22,254	166,508	(84,387)	4,360	1,576	12,298	(6,362)
International Small Cap Growth	1,946	936	19,572	(16,690)	166	77	1,670	(1,427)
Emerging Markets Leaders	22,219	2,140	121,429	(97,070)	2,652	251	14,260	(11,357)
Emerging Markets Growth	210,785	2,957	108,421	105,321	18,636	257	9,641	9,252
Emerging Markets ex China Growth	2,694	161	242	2,613	272	14	24	262
Emerging Markets Small Cap Growth	27,778	779	34,000	(5,443)	1,540	40	1,885	(305)
China Growth	1,019	9	418	610	197	2	74	125
Emerging Markets Debt	275	3,160	918	2,517	37	421	125	333

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,855	$21,140	$38,022	$2,973	1,673	1,767	3,214	226
Large Cap Growth	537,063	—	451,258	85,805	26,191	—	21,123	5,068
Mid Cap Value	133	22	350	(195)	14	2	38	(22)
Small-Mid Cap Core	59,829	317	27,634	32,512	4,076	21	1,936	2,161
Small-Mid Cap Growth	275,386	144,458	614,949	(195,105)	9,902	5,205	22,255	(7,148)
Small-Mid Cap Value (a)	1,755	7	250	1,512	175	1	27	149
Small Cap Growth	254,864	11,299	132,741	133,422	8,401	364	4,481	4,284
Small Cap Value	147,911	35,896	175,379	8,428	5,181	1,218	6,215	184
Global Leaders	4,333	6,321	15,264	(4,610)	292	419	1,038	(327)
International Leaders	149,041	4,693	194,991	(41,257)	8,062	244	10,690	(2,384)
International Growth	146,640	49,407	354,267	(158,220)	5,325	1,770	12,960	(5,865)
Institutional International Growth	59,867	22,254	166,508	(84,387)	4,360	1,576	12,298	(6,362)
International Small Cap Growth	12,992	1,806	39,334	(24,536)	1,139	149	3,410	(2,122)
Emerging Markets Leaders	27,336	2,253	143,543	(113,954)	3,250	264	16,883	(13,369)
Emerging Markets Growth	302,358	3,848	220,197	86,009	26,987	335	19,862	7,460
Emerging Markets ex China Growth	5,287	184	372	5,099	525	16	36	505
Emerging Markets Small Cap Growth	66,177	1,113	71,137	(3,847)	3,722	57	3,974	(195)
China Growth	1,544	10	1,172	382	286	2	209	79
Emerging Markets Debt	4,429	3,279	3,031	4,677	597	437	419	615

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.

December 31, 2023	William Blair Funds	131

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2022 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$3,300	$1,034	$5,457	$(1,123)	306	128	551	(117)
Large Cap Growth	66,244	986	69,880	(2,650)	3,478	59	3,754	(217)
Small-Mid Cap Growth	16,581	3,843	88,421	(67,997)	628	158	3,380	(2,594)
Small Cap Growth	27,063	4,597	53,914	(22,254)	973	190	2,036	(873)
Small Cap Value	438	182	729	(109)	13	7	24	(4)
Global Leaders	224	165	1,635	(1,246)	14	12	113	(87)
International Leaders	18,462	68	15,537	2,993	960	4	827	137
International Growth	156,713	22,957	61,189	118,481	5,684	905	2,302	4,287
International Small Cap Growth	29	—	761	(732)	3	—	64	(61)
Emerging Markets Leaders	3,090	9	3,673	(574)	317	1	371	(53)
Emerging Markets Growth	10,620	20	15,860	(5,220)	873	2	1,296	(421)
Emerging Markets Small Cap Growth	584	145	521	208	27	9	27	9

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,551	$4,580	$86,472	$(70,341)	938	443	7,693	(6,312)
Large Cap Growth	606,323	5,568	281,678	330,213	28,937	313	14,763	14,487
Mid Cap Value (a)	108	1	32	77	11	—	3	8
Small-Mid Cap Core	71,963	—	27,550	44,413	4,695	—	1,985	2,710
Small-Mid Cap Growth	280,513	48,171	693,533	(364,849)	9,846	1,832	25,066	(13,388)
Small Cap Growth	79,330	10,263	90,795	(1,202)	2,593	357	3,045	(95)
Small Cap Value	109,607	53,312	295,065	(132,146)	3,575	1,928	9,693	(4,190)
Global Leaders	4,757	1,493	22,285	(16,035)	315	110	1,638	(1,213)
International Leaders	230,076	617	286,493	(55,800)	12,574	35	15,639	(3,030)
International Growth	293,273	71,737	528,810	(163,800)	10,345	2,738	18,956	(5,873)
International Small Cap Growth	40,252	182	30,096	10,338	3,553	16	2,676	893
Emerging Markets Leaders	26,985	283	27,281	(13)	2,914	34	3,152	(204)
Emerging Markets Growth	190,957	269	130,228	60,998	15,421	25	10,961	4,485
Emerging Markets ex China Growth (b)	10	—	—	10	1	—	—	1
Emerging Markets Small Cap Growth	44,207	4,873	59,722	(10,642)	2,315	292	3,214	(607)
China Growth	12	—	3,449	(3,437)	2	—	503	(501)
Emerging Markets Debt	415	74	708	(219)	49	9	89	(31)

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

132	Annual Report	December 31, 2023

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,865	$1,050	$3,850	$19,065	2,107	101	352	1,856
Large Cap Growth	136,096	1,909	47,467	90,538	6,978	107	2,430	4,655
Mid Cap Value (a)	1,553	15	1	1,567	154	2	—	156
Small-Mid Cap Core	37,092	—	6,100	30,992	2,713	—	445	2,268
Small-Mid Cap Growth	212,256	12,737	80,061	144,932	8,130	483	2,950	5,663
Small Cap Growth	30,980	3,659	18,653	15,986	1,018	127	604	541
Small Cap Value	119,683	33,263	627,183	(474,237)	3,861	1,203	18,688	(13,624)
Global Leaders	9,906	296	1,407	8,795	782	22	100	704
International Leaders	206,838	1,129	54,743	153,224	9,990	63	3,031	7,022
International Growth	89,936	9,603	36,161	63,378	3,526	366	1,288	2,604
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	3,475	331	28,031	(24,225)	295	30	2,414	(2,089)
Emerging Markets Leaders	70,039	3,109	63,904	9,244	7,781	374	7,384	771
Emerging Markets Growth	112,007	667	203,283	(90,609)	9,621	62	16,080	(6,397)
Emerging Markets ex China Growth (b)	19,580	—	5,597	13,983	1,970	—	587	1,383
Emerging Markets Small Cap Growth	76,818	9,965	102,458	(15,675)	4,023	595	5,344	(726)
China Growth	408	1	127	282	64	—	18	46
Emerging Markets Debt	3,932	3,077	382	6,627	473	398	49	822

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$36,716	$6,664	$95,779	$(52,399)	3,351	672	8,596	(4,573)
Large Cap Growth	808,663	8,463	399,025	418,101	39,393	479	20,947	18,925
Mid Cap Value (a)	1,661	16	33	1,644	165	2	3	164
Small-Mid Cap Core	109,055	—	33,650	75,405	7,408	—	2,430	4,978
Small-Mid Cap Growth	509,350	64,751	862,015	(287,914)	18,604	2,473	31,396	(10,319)
Small Cap Growth	137,373	18,519	163,362	(7,470)	4,584	674	5,685	(427)
Small Cap Value	229,728	86,757	922,977	(606,492)	7,449	3,138	28,405	(17,818)
Global Leaders	14,887	1,954	25,327	(8,486)	1,111	144	1,851	(596)
International Leaders	455,376	1,814	356,773	100,417	23,524	102	19,497	4,129
International Growth	539,922	104,297	626,160	18,059	19,555	4,009	22,546	1,018
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	43,756	513	58,888	(14,619)	3,851	46	5,154	(1,257)
Emerging Markets Leaders	100,114	3,401	94,858	8,657	11,012	409	10,907	514
Emerging Markets Growth	313,584	956	349,371	(34,831)	25,915	89	28,337	(2,333)
Emerging Markets ex China Growth (b)	19,590	—	5,597	13,993	1,971	—	587	1,384
Emerging Markets Small Cap Growth	121,609	14,983	162,701	(26,109)	6,365	896	8,585	(1,324)
China Growth	420	1	3,576	(3,155)	66	—	521	(455)
Emerging Markets Debt	4,347	3,151	1,090	6,408	522	407	138	791

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

December 31, 2023	William Blair Funds	133

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$11.81	$11.15	$9.45	$7.91
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.08)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	3.03	(3.44)	2.49	3.43	2.54
Total from investment operations	2.99	(3.49)	2.41	3.38	2.51
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.24	0.37	1.75	1.68	0.97
Total distributions	1.24	0.37	1.75	1.68	0.97
Net asset value, end of year	$9.70	$7.95	$11.81	$11.15	$9.45
Total return (%)	37.76	(29.65)	22.09	35.97	31.97
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26	1.24	1.21	1.26	1.24
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.60)	(0.67)	(0.55)	(0.35)
Net investment income (loss), net of waivers and reimbursements	(0.43)	(0.56)	(0.66)	(0.49)	(0.31)
Class N net assets at the end of the year (in thousands)	$30,789	$23,829	$36,807	$35,494	$32,710
Portfolio turnover rate (%)	37	41	30	46	39

	Class I
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.15	$14.91	$13.64	$11.25	$9.25
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.05)	(0.03)	(0.00)^
Net realized and unrealized gain (loss) on investments	3.88	(4.35)	3.07	4.10	2.97
Total from investment operations	3.86	(4.39)	3.02	4.07	2.97
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.24	0.37	1.75	1.68	0.97
Total distributions	1.24	0.37	1.75	1.68	0.97
Net asset value, end of year	$12.77	$10.15	$14.91	$13.64	$11.25
Total return (%)	38.15	(29.52)	22.54	36.35	32.32
Ratios to average daily net assets (%):
Expenses	0.91	0.92	0.89	0.93	0.92
Net investment income (loss)	(0.14)	(0.29)	(0.35)	(0.23)	(0.03)
Class I net assets at the end of the year (in thousands)	$164,166	$136,051	$293,900	$249,716	$220,660
Portfolio turnover rate (%)	37	41	30	46	39

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

134	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$10.19	$14.95	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.04)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	3.90	(4.37)	3.07	4.12	1.17
Total from investment operations	3.89	(4.39)	3.03	4.09	1.17
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.24	0.37	1.75	1.68	0.97
Total distributions	1.24	0.37	1.75	1.68	0.97
Net asset value, end of year	$12.84	$10.19	$14.95	$13.67	$11.26
Total return (%)*	38.19	(29.44)	22.55	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.87	0.87	0.84	0.87	0.88
Net investment income (loss)	(0.10)	(0.18)	(0.29)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$44,437	$29,128	$14,993	$12,041	$217
Portfolio turnover rate (%)*	37	41	30	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$16.38	$24.49	$20.03	$15.27		$11.99
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.07)	0.01		0.00	^
Net realized and unrealized gain (loss) on investments	6.59	(7.96)	5.65	5.52		4.29
Total from investment operations	6.57	(7.99)	5.58	5.53		4.29
Less distributions from:
Net investment income	—	—	—	0.00	^	0.01
Net realized gain	—	0.12	1.12	0.77		1.00
Total distributions	—	0.12	1.12	0.77		1.01
Net asset value, end of year	$22.95	$16.38	$24.49	$20.03		$15.27
Total return (%)	40.11	(32.61)	28.03	36.30		36.00
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.04	1.03	1.05	1.09		1.12
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90		0.95
Net investment income (loss), before waivers and reimbursements	(0.24)	(0.28)	(0.46)	(0.15)		(0.14)
Net investment income (loss), net of waivers and reimbursements	(0.10)	(0.15)	(0.31)	0.04		0.03
Class N net assets at the end of the year (in thousands)	$158,351	$132,225	$203,014	$138,152		$65,314
Portfolio turnover rate (%)	43	29	26	35		37

	Class I
	Years Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$17.54	$26.18	$21.29	$16.19		$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	(0.02)	0.06		0.04
Net realized and unrealized gain (loss) on investments	7.07	(8.53)	6.03	5.85		4.54
Total from investment operations	7.10	(8.50)	6.01	5.91		4.58
Less distributions from:
Net investment income	—	0.02	—	0.04		0.05
Net realized gain	—	0.12	1.12	0.77		1.00
Total distributions	—	0.14	1.12	0.81		1.05
Net asset value, end of year	$24.64	$17.54	$26.18	$21.29		$16.19
Total return (%)	40.48	(32.46)	28.39	36.59		36.35
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.78	0.79	0.75	0.80		0.81
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65		0.70
Net investment income (loss), before waivers and reimbursements	0.02	(0.01)	(0.17)	0.16		0.16
Net investment income (loss), net of waivers and reimbursements	0.15	0.13	(0.07)	0.31		0.27
Class I net assets at the end of the year (in thousands)	$1,106,857	$702,441	$669,060	$397,370		$236,930
Portfolio turnover rate (%)	43	29	26	35		37

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021		2020	2019(a)
Net asset value, beginning of year	$17.53	$26.16	$21.27		$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	(0.00	)^	0.01	0.04
Net realized and unrealized gain (loss) on investments	7.07	(8.52)	6.01		5.91	2.07
Total from investment operations	7.11	(8.48)	6.01		5.92	2.11
Less distributions from:
Net investment income	—	0.03	0.00	^	0.05	0.06
Net realized gain	—	0.12	1.12		0.77	1.00
Total distributions	—	0.15	1.12		0.82	1.06
Net asset value, end of year	$24.64	$17.53	$26.16		$21.27	$16.17
Total return (%)*	40.56	(32.41)	28.42		36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.65	0.66	0.67		0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60	0.60		0.60	0.60
Net investment income (loss), before waivers and reimbursements	0.14	0.13	(0.08)		(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	0.19	0.19	(0.01)		0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$368,894	$238,354	$233,946		$177,347	$1,590
Portfolio turnover rate (%)*	43	29	26		35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Mid Cap Value Fund

	Class I
	Years Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.07	(0.83)
Total from investment operations	1.21	(0.71)
Less distributions from:
Net investment income	0.15	0.10
Net realized gain	—	—
Total distributions	0.15	0.10
Net asset value, end of year	$10.25	$9.19
Total return (%)*	13.21	(7.13)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	9.08	8.52
Expenses, net of waivers and reimbursements	0.75	0.75
Net investment income (loss), before waivers and reimbursements	(6.85)	(6.14)
Net investment income (loss), net of waivers and reimbursements	1.48	1.63
Class I net assets at the end of the year (in thousands)	$85	$76
Portfolio turnover rate (%)*	32	21

	Class R6
	Years Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.08	(0.82)
Total from investment operations	1.22	(0.71)
Less distributions from:
Net investment income	0.16	0.10
Net realized gain	—	—
Total distributions	0.16	0.10
Net asset value, end of year	$10.25	$9.19
Total return (%)*	13.14	(7.01)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	9.02	8.52
Expenses, net of waivers and reimbursements	0.70	0.70
Net investment income (loss), before waivers and reimbursements	(6.82)	(6.35)
Net investment income (loss), net of waivers and reimbursements	1.50	1.47
Class R6 net assets at the end of the year (in thousands)	$1,373	$1,431
Portfolio turnover rate (%)*	32	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	Years Ended December 31,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of year	$13.52	$16.31	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	(0.03)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	1.75	(2.78)	3.46	2.20		0.67
Total from investment operations	1.79	(2.79)	3.43	2.20		0.69
Less distributions from:
Net investment income	0.02	—	—	—		0.01
Net realized gain	—	—	—	—		—
Total distributions	0.02	—	—	—		0.01
Net asset value, end of year	$15.29	$13.52	$16.31	$12.88		$10.68
Total return (%)*	13.26	(17.11)	26.63	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.16	1.21	1.25	1.22		3.92
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	0.09	(0.32)	(0.47)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	0.30	(0.06)	(0.17)	0.00		0.74
Class I net assets at the end of the year (in thousands)	$101,972	$87,540	$61,433	$22,958		$1,655
Portfolio turnover rate (%)*	41	50	45	244		12

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of year	$13.53	$16.32	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.00 ^	(0.02)	0.01		0.01
Net realized and unrealized gain (loss) on investments	1.75	(2.79)	3.46	2.19		0.68
Total from investment operations	1.80	(2.79)	3.44	2.20		0.69
Less distributions from:
Net investment income	0.03	—	—	0.00	^	0.01
Net realized gain	—	—	—	—		—
Total distributions	0.03	—	—	0.00	^	0.01
Net asset value, end of year	$15.30	$13.53	$16.32	$12.88		$10.68
Total return (%)*	13.30	(17.10)	26.71	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.05	1.16	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	0.24	(0.14)	(0.37)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	0.35	0.01	(0.11)	0.06		0.31
Class R6 net assets at the end of the year (in thousands)	$94,208	$56,681	$31,347	$7,087		$4,933
Portfolio turnover rate (%)*	41	50	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$23.96	$32.27	$32.96	$25.41	$20.97
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.23)	(0.36)	(0.24)	(0.20)
Net realized and unrealized gain (loss) on investments	4.35	(7.22)	2.90	8.37	6.56
Total from investment operations	4.19	(7.45)	2.54	8.13	6.36
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.23	0.86	3.23	0.58	1.92
Total distributions	2.23	0.86	3.23	0.58	1.92
Net asset value, end of year	$25.92	$23.96	$32.27	$32.96	$25.41
Total return (%)	17.64	(23.11)	8.27	32.04	30.41
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.43	1.43	1.45	1.43
Expenses, net of waivers and reimbursements	1.28	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.72)	(0.96)	(1.10)	(1.01)	(0.88)
Net investment income (loss), net of waivers and reimbursements	(0.61)	(0.88)	(1.02)	(0.91)	(0.80)
Class N net assets at the end of the year (in thousands)	$107,791	$110,241	$232,166	$314,572	$334,017
Portfolio turnover rate (%)	49	49	38	55	56

	Class I
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$25.91	$34.72	$35.13	$26.99	$22.12
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.18)	(0.29)	(0.19)	(0.14)
Net realized and unrealized gain (loss) on investments	4.71	(7.77)	3.11	8.91	6.93
Total from investment operations	4.61	(7.95)	2.82	8.72	6.79
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.23	0.86	3.23	0.58	1.92
Total distributions	2.23	0.86	3.23	0.58	1.92
Net asset value, end of year	$28.29	$25.91	$34.72	$35.13	$26.99
Total return (%)	17.93	(22.92)	8.56	32.35	30.77
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.14	1.17	1.16	1.17	1.16
Expenses, net of waivers and reimbursements	1.03	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.70)	(0.83)	(0.73)	(0.59)
Net investment income (loss), net of waivers and reimbursements	(0.36)	(0.63)	(0.77)	(0.66)	(0.53)
Class I net assets at the end of the year (in thousands)	$1,437,622	$1,509,931	$2,487,862	$3,139,290	$2,531,823
Portfolio turnover rate (%)	49	49	38	55	56

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$25.99	$34.79	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.15)	(0.26)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	4.72	(7.79)	3.10	8.92	2.26
Total from investment operations	4.63	(7.94)	2.84	8.75	2.17
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.23	0.86	3.23	0.58	1.92
Total distributions	2.23	0.86	3.23	0.58	1.92
Net asset value, end of year	$28.39	$25.99	$34.79	$35.18	$27.01
Total return (%)*	17.95	(22.84)	8.60	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.05	1.03	1.05	1.05
Expenses, net of waivers and reimbursements	0.97	1.05	1.03	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.36)	(0.55)	(0.69)	(0.61)	(0.46)
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.55)	(0.69)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$449,782	$392,153	$328,034	$123,220	$39,974
Portfolio turnover rate (%)*	49	49	38	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

Class I
Period Ended December 31,
2023(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.60
Total from investment operations	0.65
Less distributions from:
Net investment income	0.05
Net realized gain	—
Total distributions	0.05
Net asset value, end of year	$10.60
Total return (%)*	6.45
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	10.69
Expenses, net of waivers and reimbursements	0.85
Net investment income (loss), before waivers and reimbursements	(8.48)
Net investment income (loss), net of waivers and reimbursements	1.36
Class I net assets at the end of the year (in thousands)	$84
Portfolio turnover rate (%)*	33

Class R6
Period Ended December 31,
2023(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	0.60
Total from investment operations	0.65
Less distributions from:
Net investment income	0.05
Net realized gain	—
Total distributions	0.05
Net asset value, end of year	$10.60
Total return (%)*	6.50
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	10.66
Expenses, net of waivers and reimbursements	0.80
Net investment income (loss), before waivers and reimbursements	(8.49)
Net investment income (loss), net of waivers and reimbursements	1.37
Class R6 net assets at the end of the year (in thousands)	$1,497
Portfolio turnover rate (%)*	33

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.01	$31.90	$34.49	$27.75	$23.23
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.27)	(0.45)	(0.29)	(0.24)
Net realized and unrealized gain (loss) on investments	4.03	(6.61)	4.56	10.86	5.40
Total from investment operations	3.85	(6.88)	4.11	10.57	5.16
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.50	1.01	6.70	3.83	0.64
Total distributions	0.50	1.01	6.70	3.83	0.64
Net asset value, end of year	$27.36	$24.01	$31.90	$34.49	$27.75
Total return (%)	16.06	(21.59)	12.91	38.32	22.26
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.55	1.56	1.58	1.54
Expenses, net of waivers and reimbursements	1.33	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.83)	(1.08)	(1.24)	(1.10)	(0.92)
Net investment income (loss), net of waivers and reimbursements	(0.70)	(1.03)	(1.18)	(1.02)	(0.88)
Class N net assets at the end of the year (in thousands)	$122,370	$114,324	$179,739	$180,635	$180,706
Portfolio turnover rate (%)	55	45	49	71	51

	Class I
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$28.49	$37.52	$39.36	$31.19	$25.99
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.24)	(0.41)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	4.78	(7.78)	5.27	12.24	6.03
Total from investment operations	4.65	(8.02)	4.86	12.00	5.84
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.50	1.01	6.70	3.83	0.64
Total distributions	0.50	1.01	6.70	3.83	0.64
Net asset value, end of year	$32.64	$28.49	$37.52	$39.36	$31.19
Total return (%)	16.35	(21.39)	13.22	38.68	22.51
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.18	1.28	1.25	1.30	1.27
Expenses, net of waivers and reimbursements	1.07	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.54)	(0.81)	(0.93)	(0.82)	(0.65)
Net investment income (loss), net of waivers and reimbursements	(0.43)	(0.78)	(0.93)	(0.77)	(0.63)
Class I net assets at the end of the year (in thousands)	$445,483	$303,016	$402,629	$390,511	$423,881
Portfolio turnover rate (%)	55	45	49	71	51

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$28.57	$37.60	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.21)	(0.37)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	4.81	(7.81)	5.27	12.26	0.95
Total from investment operations	4.69	(8.02)	4.90	12.03	0.84
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.50	1.01	6.70	3.83	0.64
Total distributions	0.50	1.01	6.70	3.83	0.64
Net asset value, end of year	$32.76	$28.57	$37.60	$39.40	$31.20
Total return (%)*	16.44	(21.35)	13.31	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.06	1.18	1.16	1.19	1.18
Expenses, net of waivers and reimbursements	1.02	1.18	1.16	1.19	1.18
Net investment income (loss), before waivers and reimbursements	(0.42)	(0.70)	(0.84)	(0.71)	(0.51)
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.70)	(0.84)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$180,058	$112,497	$127,710	$103,462	$69,950
Portfolio turnover rate (%)*	55	45	49	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

		Class N
	Years Ended December 31,		Period Ended December 31,		Period Ended October 31,
	2023	2022	2021(b)		2021(a)
Net asset value, beginning of year	$27.76	$33.63	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.15	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	2.72	(3.98)	1.37		1.29
Total from investment operations	2.93	(3.83)	1.37		1.34
Less distributions from:
Net investment income	0.18	0.12	—		—
Net realized gain	0.73	1.92	1.23		—
Total distributions	0.91	2.04	1.23		—
Net asset value, end of year	$29.78	$27.76	$33.63		$33.49
Total return (%)*	10.59	(11.36)	4.24		4.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.11	1.15	1.26		1.17
Expenses, net of waivers and reimbursements	1.11	1.15	1.15		1.15
Net investment income (loss), before waivers and reimbursements	0.76	0.48		(0.05)	0.51
Net investment income (loss), net of waivers and reimbursements	0.76	0.48	0.06		0.53
Class N net assets at the end of the year (in thousands)	$2,591	$2,648	$3,313		$9,805
Portfolio turnover rate (%)*	27	25	7		35

						Class I
	Years Ended December 31,		Period Ended December 31,	Years Ended October 31,
	2023	2022	2021(b)	2021	2020	2019
Net asset value, beginning of year	$27.72	$33.58	$33.52	$23.79	$28.84	$31.53
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.22	0.03	0.18	0.09	0.18
Net realized and unrealized gain (loss) on investments	2.72	(3.96)	1.35	12.91	(3.89)	1.59
Total from investment operations	3.00	(3.74)	1.38	13.09	(3.80)	1.77
Less distributions from:
Net investment income	0.25	0.20	0.09	0.11	0.07	0.15
Net realized gain	0.73	1.92	1.23	3.25	1.18	4.31
Total distributions	0.98	2.12	1.32	3.36	1.25	4.46
Net asset value, end of year	$29.74	$27.72	$33.58	$33.52	$23.79	$28.84
Total return (%)*	10.86	(11.12)	4.31	55.32	(13.91)	8.60
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.92	0.94	0.82	0.86	0.89	0.93
Expenses, net of waivers and reimbursements	0.89	0.89	0.82	0.86	0.89	0.93
Net investment income (loss), before waivers and reimbursements	0.95	0.67	0.55	0.52	0.37	0.63
Net investment income (loss), net of waivers and reimbursements	0.98	0.72	0.55	0.52	0.37	0.63
Class I net assets at the end of the year (in thousands)	$813,809	$758,104	$1,059,157	$1,143,150	$1,181,409	$908,831
Portfolio turnover rate (%)*	27	25	7	35	27	31

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class R6
	Years Ended December 31,		Period Ended December 31,	Period Ended October 31,
	2023	2022	2021(b)	2021(a)
Net asset value, beginning of year	$27.71	$33.58	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.26	0.03	0.06
Net realized and unrealized gain (loss) on investments	2.73	(3.98)	1.35	1.32
Total from investment operations	3.03	(3.72)	1.38	1.38
Less distributions from:
Net investment income	0.28	0.23	0.10	—
Net realized gain	0.73	1.92	1.23	—
Total distributions	1.01	2.15	1.33	—
Net asset value, end of year	$29.73	$27.71	$33.58	$33.53
Total return (%)*	10.96	(11.06)	4.33	4.26
Ratios to average daily net assets (%)**:
Expenses	0.79	0.81	0.78	0.78
Net investment income (loss)	1.08	0.85	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$491,646	$453,456	$1,006,928	$867,272
Portfolio turnover rate (%)*	27	25	7	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.24	$19.17	$17.41	$14.92	$11.47
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.11)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	3.01	(5.61)	2.96	4.74	3.61
Total from investment operations	2.99	(5.65)	2.85	4.68	3.62
Less distributions from:
Net investment income	—	—	—	—	0.03
Net realized gain	1.02	0.28	1.09	2.19	0.14
Total distributions	1.02	0.28	1.09	2.19	0.17
Net asset value, end of year	$15.21	$13.24	$19.17	$17.41	$14.92
Total return (%)	22.67	(29.49)	16.55	31.50	31.57
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.42	1.45	1.38	1.45	1.39
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.20
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.60)	(0.79)	(0.67)	(0.10)
Net investment income (loss), net of waivers and reimbursements	(0.16)	(0.30)	(0.56)	(0.37)	0.09
Class N net assets at the end of the year (in thousands)	$8,253	$8,317	$13,709	$11,861	$8,910
Portfolio turnover rate (%)	36	15	18	27	27

	Class I
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.35	$19.28	$17.47	$14.93	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	(0.06)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	3.05	(5.63)	2.96	4.74	3.61
Total from investment operations	3.06	(5.64)	2.90	4.73	3.66
Less distributions from:
Net investment income	0.01	0.01	—	0.00 ^	0.06
Net realized gain	1.02	0.28	1.09	2.19	0.14
Total distributions	1.03	0.29	1.09	2.19	0.20
Net asset value, end of year	$15.38	$13.35	$19.28	$17.47	$14.93
Total return (%)	22.99	(29.28)	16.78	31.86	31.96
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.14	1.12	1.07	1.12	1.07
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.95
Net investment income (loss), before waivers and reimbursements	(0.17)	(0.27)	(0.49)	(0.31)	0.22
Net investment income (loss), net of waivers and reimbursements	0.07	(0.05)	(0.32)	(0.09)	0.34
Class I net assets at the end of the year (in thousands)	$76,915	$69,987	$124,488	$107,375	$114,666
Portfolio turnover rate (%)	36	15	18	27	27

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.35	$19.30	$17.47	$14.93	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.05)	0.02	0.06
Net realized and unrealized gain (loss) on investments	3.05	(5.64)	2.97	4.72	3.61
Total from investment operations	3.07	(5.65)	2.92	4.74	3.67
Less distributions from:
Net investment income	0.01	0.02	—	0.01	0.07
Net realized gain	1.02	0.28	1.09	2.19	0.14
Total distributions	1.03	0.30	1.09	2.20	0.21
Net asset value, end of year	$15.39	$13.35	$19.30	$17.47	$14.93
Total return (%)	23.13	(29.30)	16.90	31.91	32.02
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.05	1.05	0.99	1.06	1.01
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.90
Net investment income (loss), before waivers and reimbursements	(0.08)	(0.30)	(0.40)	(0.10)	0.32
Net investment income (loss), net of waivers and reimbursements	0.12	(0.10)	(0.26)	0.11	0.43
Class R6 net assets at the end of the year (in thousands)	$15,287	$13,255	$5,585	$2,946	$48,133
Portfolio turnover rate (%)	36	15	18	27	27

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.28	$24.28	$22.69	$18.08	$13.80
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	(0.12)	(0.04)	0.09
Net realized and unrealized gain (loss) on investments	2.16	(7.01)	2.35	4.82	4.25
Total from investment operations	2.21	(6.97)	2.23	4.78	4.34
Less distributions from:
Net investment income	0.04	—	0.00 ^	—	0.06
Net realized gain	—	0.03	0.64	0.17	—
Total distributions	0.04	0.03	0.64	0.17	0.06
Net asset value, end of year	$19.45	$17.28	$24.28	$22.69	$18.08
Total return (%)	12.77	(28.70)	9.93	26.45	31.46
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26	1.26	1.30	1.31	1.32
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.18
Net investment income (loss), before waivers and reimbursements	0.17	0.09	(0.65)	(0.39)	0.44
Net investment income (loss), net of waivers and reimbursements	0.28	0.20	(0.50)	(0.23)	0.58
Class N net assets at the end of the year (in thousands)	$34,162	$35,966	$47,234	$19,586	$11,163
Portfolio turnover rate (%)	50	55	18	34	20

	Class I
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.41	$24.41	$22.80	$18.13	$13.84
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.08	(0.06)	(0.00)^	0.12
Net realized and unrealized gain (loss) on investments	2.18	(7.05)	2.36	4.85	4.27
Total from investment operations	2.28	(6.97)	2.30	4.85	4.39
Less distributions from:
Net investment income	0.09	—	0.05	0.01	0.10
Net realized gain	—	0.03	0.64	0.17	—
Total distributions	0.09	0.03	0.69	0.18	0.10
Net asset value, end of year	$19.60	$17.41	$24.41	$22.80	$18.13
Total return (%)	13.09	(28.55)	10.17	26.77	31.76
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.04	1.04	0.99	1.01	1.01
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.93
Net investment income (loss), before waivers and reimbursements	0.39	0.28	(0.33)	(0.11)	0.64
Net investment income (loss), net of waivers and reimbursements	0.53	0.42	(0.24)	(0.00)	0.72
Class I net assets at the end of the year (in thousands)	$413,373	$369,171	$591,500	$393,596	$181,617
Portfolio turnover rate (%)	50	55	18	34	20

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.42	$24.41	$22.80	$18.12	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	(0.04)	0.02	0.14
Net realized and unrealized gain (loss) on investments	2.19	(7.05)	2.35	4.85	4.26
Total from investment operations	2.30	(6.96)	2.31	4.87	4.40
Less distributions from:
Net investment income	0.10	—	0.06	0.02	0.11
Net realized gain	—	0.03	0.64	0.17	—
Total distributions	0.10	0.03	0.70	0.19	0.11
Net asset value, end of year	$19.62	$17.42	$24.41	$22.80	$18.12
Total return (%)	13.20	(28.51)	10.22	26.88	31.83
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.91	0.92	0.91	0.92	0.93
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.88
Net investment income (loss), before waivers and reimbursements	0.52	0.44	(0.24)	0.03	0.80
Net investment income (loss), net of waivers and reimbursements	0.58	0.51	(0.18)	0.10	0.85
Class R6 net assets at the end of the year (in thousands)	$636,401	$599,084	$667,996	$687,171	$461,124
Portfolio turnover rate (%)	50	55	18	34	20

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

					Class N
				Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.92	$37.57	$38.75	$29.68	$23.04
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	(0.28)	(0.16)	0.09
Net realized and unrealized gain (loss) on investments	3.61	(10.78)	3.51	9.55	6.87
Total from investment operations	3.75	(10.67)	3.23	9.39	6.96
Less distributions from:
Net investment income	0.19	0.02	—	0.06	0.32
Net realized gain	0.75	1.96	4.41	0.26	—
Total distributions	0.94	1.98	4.41	0.32	0.32
Net asset value, end of year	$27.73	$24.92	$37.57	$38.75	$29.68
Total return (%)	15.12	(28.51)	8.68	31.64	30.24
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.40	1.46	1.47	1.45
Expenses, net of waivers and reimbursements	1.24	1.31	1.45	1.45	1.45
Net investment income (loss), before waivers and reimbursements	0.36	0.30	(0.68)	(0.56)	0.34
Net investment income (loss), net of waivers and reimbursements	0.51	0.39	(0.67)	(0.54)	0.34
Class N net assets at the end of the year (in thousands)	$292,273	$301,485	$293,481	$288,976	$494,788
Portfolio turnover rate (%)	42	50	19	27	34

					Class I
				Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$25.74	$38.68	$39.65	$30.38	$23.56
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.24	(0.15)	(0.08)	0.18
Net realized and unrealized gain (loss) on investments	3.73	(11.16)	3.59	9.79	7.03
Total from investment operations	3.94	(10.92)	3.44	9.71	7.21
Less distributions from:
Net investment income	0.26	0.06	—	0.18	0.39
Net realized gain	0.75	1.96	4.41	0.26	—
Total distributions	1.01	2.02	4.41	0.44	0.39
Net asset value, end of year	$28.67	$25.74	$38.68	$39.65	$30.38
Total return (%)	15.38	(28.33)	9.01	31.99	30.66
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.10	1.12	1.14	1.16	1.14
Expenses, net of waivers and reimbursements	0.99	1.06	1.14	1.16	1.14
Net investment income (loss), before waivers and reimbursements	0.65	0.76	(0.36)	(0.24)	0.65
Net investment income (loss), net of waivers and reimbursements	0.76	0.82	(0.36)	(0.24)	0.65
Class I net assets at the end of the year (in thousands)	$992,759	$981,813	$1,702,775	$1,914,460	$1,552,355
Portfolio turnover rate (%)	42	50	19	27	34

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

					Class R6
			Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$25.76	$38.72	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	3.73	(11.13)	3.58	9.83	3.27
Total from investment operations	3.96	(10.92)	3.47	9.76	3.22
Less distributions from:
Net investment income	0.27	0.08	—	0.21	0.41
Net realized gain	0.75	1.96	4.41	0.26	—
Total distributions	1.02	2.04	4.41	0.47	0.41
Net asset value, end of year	$28.70	$25.76	$38.72	$39.66	$30.37
Total return (%)*	15.47	(28.30)	9.09	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.00	1.03	1.06	1.07	1.06
Expenses, net of waivers and reimbursements	0.94	1.01	1.06	1.07	1.06
Net investment income (loss), before waivers and reimbursements	0.76	0.69	(0.25)	(0.23)	(0.26)
Net investment income (loss), net of waivers and reimbursements	0.82	0.71	(0.25)	(0.23)	(0.26)
Class R6 net assets at the end of the year (in thousands)	$146,072	$151,338	$126,641	$109,214	$61,916
Portfolio turnover rate (%)*	42	50	19	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

					Institutional
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.82	$19.03	$20.37	$17.35	$13.40
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.11	(0.05)	(0.01)	0.12
Net realized and unrealized gain (loss) on investments	1.85	(5.47)	1.86	5.60	4.00
Total from investment operations	1.94	(5.36)	1.81	5.59	4.12
Less distributions from:
Net investment income	0.13	0.06	—	0.02	0.17
Net realized gain	0.23	0.79	3.15	2.55	—
Total distributions	0.36	0.85	3.15	2.57	0.17
Net asset value, end of year	$14.40	$12.82	$19.03	$20.37	$17.35
Total return (%)	15.20	(28.28)	9.39	32.47	30.75
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.00	1.01	1.01	1.00	0.99
Expenses, net of waivers and reimbursements	0.94	0.98	1.01	1.00	0.99
Net investment income (loss), before waivers and reimbursements	0.61	0.71	(0.22)	(0.04)	0.77
Net investment income (loss), net of waivers and reimbursements	0.67	0.74	(0.22)	(0.04)	0.77
Net assets at the end of the year (in thousands)	$929,474	$908,732	$1,281,843	$1,326,482	$1,892,911
Portfolio turnover rate (%)	44	55	19	31	35

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

					Class N
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.74	$16.56	$17.45	$13.85	$10.36
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00 ^	(0.12)	(0.05)	0.05
Net realized and unrealized gain (loss) on investments	1.51	(5.82)	1.91	4.01	3.45
Total from investment operations	1.55	(5.82)	1.79	3.96	3.50
Less distributions from:
Net investment income	0.08	—	—	—	0.01
Net realized gain	—	—	2.68	0.36	—
Total distributions	0.08	—	2.68	0.36	0.01
Net asset value, end of year	$12.21	$10.74	$16.56	$17.45	$13.85
Total return (%)	14.42	(35.14)	10.87	28.68	33.81
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.53	1.49	1.46	1.52	1.48
Expenses, net of waivers and reimbursements	1.42	1.49	1.46	1.52	1.48
Net investment income (loss), before waivers and reimbursements	0.28	0.04	(0.67)	(0.36)	0.45
Net investment income (loss), net of waivers and reimbursements	0.39	0.04	(0.67)	(0.36)	0.45
Class N net assets at the end of the year (in thousands)	$1,547	$1,638	$3,540	$3,101	$3,650
Portfolio turnover rate (%)	37	51	52	63	38

					Class I
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.90	$16.80	$17.66	$13.98	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	(0.07)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	1.54	(5.91)	1.93	4.06	3.48
Total from investment operations	1.61	(5.88)	1.86	4.05	3.57
Less distributions from:
Net investment income	0.11	0.02	0.04	0.01	0.04
Net realized gain	—	—	2.68	0.36	—
Total distributions	0.11	0.02	2.72	0.37	0.04
Net asset value, end of year	$12.40	$10.90	$16.80	$17.66	$13.98
Total return (%)	14.70	(34.99)	11.17	29.04	34.22
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.25	1.23	1.19	1.25	1.21
Expenses, net of waivers and reimbursements	1.17	1.23	1.19	1.25	1.21
Net investment income (loss), before waivers and reimbursements	0.54	0.28	(0.40)	(0.05)	0.75
Net investment income (loss), net of waivers and reimbursements	0.62	0.28	(0.40)	(0.05)	0.75
Class I net assets at the end of the year (in thousands)	$103,520	$98,330	$136,573	$145,283	$142,951
Portfolio turnover rate (%)	37	51	52	63	38

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

						Class R6
			Years Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$10.97	$16.91	$17.76	$14.05		$10.50
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	(0.06)	0.00	^	0.11
Net realized and unrealized gain (loss) on investments	1.54	(5.96)	1.95	4.09		3.49
Total from investment operations	1.62	(5.91)	1.89	4.09		3.60
Less distributions from:
Net investment income	0.12	0.03	0.06	0.02		0.05
Net realized gain	—	—	2.68	0.36		—
Total distributions	0.12	0.03	2.74	0.38		0.05
Net asset value, end of year	$12.47	$10.97	$16.91	$17.76		$14.05
Total return (%)	14.76	(34.94)	11.27	29.23		34.32
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.15	1.14	1.10	1.14		1.12
Expenses, net of waivers and reimbursements	1.12	1.14	1.10	1.14		1.12
Net investment income (loss), before waivers and reimbursements	0.64	0.38	(0.31)	0.02		0.86
Net investment income (loss), net of waivers and reimbursements	0.67	0.38	(0.31)	0.02		0.86
Class R6 net assets at the end of the year (in thousands)	$135,679	$134,982	$243,398	$188,497		$162,465
Portfolio turnover rate (%)	37	51	52	63		38

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

					Class N
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.29	$11.33	$13.26	$10.51	$8.26
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	0.43	(2.98)	(0.98)	2.88	2.28
Total from investment operations	0.48	(2.96)	(1.04)	2.86	2.31
Less distributions from:
Net investment income	0.05	—	0.01	—	0.04
Net realized gain	—	0.08	0.88	0.11	0.02
Total distributions	0.05	0.08	0.89	0.11	0.06
Net asset value, end of year	$8.72	$8.29	$11.33	$13.26	$10.51
Total return (%)	5.85	(26.11)	(7.69)	27.23	27.98
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.48	1.56	1.63	1.62
Expenses, net of waivers and reimbursements	1.24	1.29	1.40	1.40	1.45
Net investment income (loss), before waivers and reimbursements	0.41	0.05	(0.64)	(0.45)	0.17
Net investment income (loss), net of waivers and reimbursements	0.63	0.24	(0.48)	(0.22)	0.34
Class N net assets at the end of the year (in thousands)	$1,007	$1,092	$2,096	$1,803	$1,856
Portfolio turnover rate (%)	44	42	40	47	33

					Class I
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.32	$11.33	$13.28	$10.52	$8.27
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	(0.04)	(0.00)^	0.06
Net realized and unrealized gain (loss) on investments	0.42	(2.99)	(0.98)	2.89	2.29
Total from investment operations	0.51	(2.93)	(1.02)	2.89	2.35
Less distributions from:
Net investment income	0.07	—	0.05	0.02	0.08
Net realized gain	—	0.08	0.88	0.11	0.02
Total distributions	0.07	0.08	0.93	0.13	0.10
Net asset value, end of year	$8.76	$8.32	$11.33	$13.28	$10.52
Total return (%)	6.13	(25.84)	(7.48)	27.52	28.36
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.18	1.19	1.28	1.33	1.29
Expenses, net of waivers and reimbursements	0.99	1.05	1.15	1.15	1.20
Net investment income (loss), before waivers and reimbursements	0.82	0.46	(0.40)	(0.21)	0.53
Net investment income (loss), net of waivers and reimbursements	1.01	0.60	(0.27)	(0.03)	0.62
Class I net assets at the end of the year (in thousands)	$13,772	$29,682	$42,750	$62,319	$45,090
Portfolio turnover rate (%)	44	42	40	47	33

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

						Class R6
			Years Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$8.31	$11.32	$13.26	$10.51		$8.26
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	(0.02)	0.00	^	0.06
Net realized and unrealized gain (loss) on investments	0.42	(2.99)	(0.98)	2.89		2.29
Total from investment operations	0.51	(2.93)	(1.00)	2.89		2.35
Less distributions from:
Net investment income	0.07	—	0.06	0.03		0.08
Net realized gain	—	0.08	0.88	0.11		0.02
Total distributions	0.07	0.08	0.94	0.14		0.10
Net asset value, end of year	$8.75	$8.31	$11.32	$13.26		$10.51
Total return (%)	6.22	(25.86)	(7.35)	27.50		28.45
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.08	1.11	1.20	1.26		1.23
Expenses, net of waivers and reimbursements	0.94	1.00	1.10	1.10		1.15
Net investment income (loss), before waivers and reimbursements	0.90	0.50	(0.26)	(0.11)		0.57
Net investment income (loss), net of waivers and reimbursements	1.04	0.61	(0.16)	0.05		0.65
Class R6 net assets at the end of the year (in thousands)	$238,806	$321,319	$428,839	$198,015		$191,337
Portfolio turnover rate (%)	44	42	40	47		33

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

					Class N
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.35	$15.55	$18.42	$13.67	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02	(0.13)	(0.09)	0.11
Net realized and unrealized gain (loss) on investments	0.97	(5.20)	0.62	5.60	2.98
Total from investment operations	1.03	(5.18)	0.49	5.51	3.09
Less distributions from:
Net investment income	0.03	—	—	—	0.16
Net realized gain	—	0.02	3.36	0.76	0.40
Total distributions	0.03	0.02	3.36	0.76	0.56
Net asset value, end of year	$11.35	$10.35	$15.55	$18.42	$13.67
Total return (%)	9.99	(33.33)	2.97	40.43	27.89
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.50	1.55	1.55	1.51
Expenses, net of waivers and reimbursements	1.24	1.36	1.55	1.55	1.51
Net investment income (loss), before waivers and reimbursements	0.38	0.07	(0.65)	(0.60)	0.84
Net investment income (loss), net of waivers and reimbursements	0.60	0.21	(0.65)	(0.60)	0.84
Class N net assets at the end of the year (in thousands)	$13,748	$14,664	$28,565	$18,606	$7,804
Portfolio turnover rate (%)	58	92	52	77	79

					Class I
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.58	$15.85	$18.66	$13.82	$11.25
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05	(0.07)	(0.05)	0.14
Net realized and unrealized gain (loss) on investments	0.99	(5.30)	0.62	5.66	3.02
Total from investment operations	1.08	(5.25)	0.55	5.61	3.16
Less distributions from:
Net investment income	0.06	—	—	0.01	0.19
Net realized gain	—	0.02	3.36	0.76	0.40
Total distributions	0.06	0.02	3.36	0.77	0.59
Net asset value, end of year	$11.60	$10.58	$15.85	$18.66	$13.82
Total return (%)	10.23	(33.14)	3.25	40.72	28.29
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.20	1.24	1.27	1.30	1.26
Expenses, net of waivers and reimbursements	0.99	1.11	1.27	1.30	1.26
Net investment income (loss), before waivers and reimbursements	0.61	0.32	(0.37)	(0.33)	1.06
Net investment income (loss), net of waivers and reimbursements	0.82	0.45	(0.37)	(0.33)	1.06
Class I net assets at the end of the year (in thousands)	$173,377	$174,884	$190,985	$113,697	$73,496
Portfolio turnover rate (%)	58	92	52	77	79

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

					Class R6
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.71	$16.04	$18.84	$13.94	$11.35
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	(0.05)	(0.03)	0.15
Net realized and unrealized gain (loss) on investments	1.01	(5.37)	0.63	5.71	3.04
Total from investment operations	1.10	(5.31)	0.58	5.68	3.19
Less distributions from:
Net investment income	0.07	—	0.02	0.02	0.20
Net realized gain	—	0.02	3.36	0.76	0.40
Total distributions	0.07	0.02	3.38	0.78	0.60
Net asset value, end of year	$11.74	$10.71	$16.04	$18.84	$13.94
Total return (%)	10.26	(33.13)	3.37	40.90	28.28
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.08	1.14	1.17	1.20	1.19
Expenses, net of waivers and reimbursements	0.94	1.06	1.17	1.20	1.19
Net investment income (loss), before waivers and reimbursements	0.68	0.41	(0.27)	(0.22)	1.17
Net investment income (loss), net of waivers and reimbursements	0.82	0.49	(0.27)	(0.22)	1.17
Class R6 net assets at the end of the year (in thousands)	$635,716	$480,586	$822,288	$1,063,433	$708,892
Portfolio turnover rate (%)	58	92	52	77	79

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Emerging Markets ex China Growth Fund

	Class I
	Years Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02
Net realized and unrealized gain (loss) on investments	2.25	(0.61)
Total from investment operations	2.33	(0.59)
Less distributions from:
Net investment income	0.10	—
Net realized gain	—	—
Total distributions	0.10	—
Net asset value, end of year	$11.64	$9.41
Total return (%)*	24.75	(5.90)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.35	2.77
Expenses, net of waivers and reimbursements	0.99	0.99
Net investment income (loss), before waivers and reimbursements	(0.58)	(1.40)
Net investment income (loss), net of waivers and reimbursements	0.78	0.38
Class I net assets at the end of the year (in thousands)	$2,841	$9
Portfolio turnover rate (%)*	55	64

	Class R6
	Years Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02
Net realized and unrealized gain (loss) on investments	2.25	(0.60)
Total from investment operations	2.33	(0.58)
Less distributions from:
Net investment income	0.10	—
Net realized gain	—	—
Total distributions	0.10	—
Net asset value, end of year	$11.65	$9.42
Total return (%)*	24.75	(5.80)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.26	2.78
Expenses, net of waivers and reimbursements	0.94	0.94
Net investment income (loss), before waivers and reimbursements	(0.53)	(1.42)
Net investment income (loss), net of waivers and reimbursements	0.79	0.42
Class R6 net assets at the end of the year (in thousands)	$19,169	$13,024
Portfolio turnover rate (%)*	55	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

					Class N
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.13	$23.52	$22.22	$16.80	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.20)	(0.06)	0.00	^
Net realized and unrealized gain (loss) on investments	3.51	(6.59)	3.53	5.48	2.84
Total from investment operations	3.54	(6.60)	3.33	5.42	2.84
Less distributions from:
Net investment income	0.01	—	—	—	—
Net realized gain	—	0.79	2.03	—	—
Total distributions	0.01	0.79	2.03	—	—
Net asset value, end of year	$19.66	$16.13	$23.52	$22.22	$16.80
Total return (%)	21.93	(28.12)	15.23	32.26	20.34
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.70	1.69	1.60	1.77	1.71
Expenses, net of waivers and reimbursements	1.45	1.55	1.55	1.55	1.55
Net investment income (loss), before waivers and reimbursements	(0.07)	(0.18)	(0.88)	(0.58)		(0.14)
Net investment income (loss), net of waivers and reimbursements	0.18	(0.04)	(0.83)	(0.36)	0.02
Class N net assets at the end of the year (in thousands)	$3,857	$3,069	$4,262	$3,947	$4,025
Portfolio turnover rate (%)	117	101	76	119	142

					Class I
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.37	$23.79	$22.40	$16.90	$14.03
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	(0.14)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	3.57	(6.67)	3.56	5.53	2.86
Total from investment operations	3.64	(6.63)	3.42	5.51	2.90
Less distributions from:
Net investment income	0.05	—	—	0.01	0.03
Net realized gain	—	0.79	2.03	—	—
Total distributions	0.05	0.79	2.03	0.01	0.03
Net asset value, end of year	$19.96	$16.37	$23.79	$22.40	$16.90
Total return (%)	22.25	(27.93)	15.51	32.60	20.58
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.40	1.31	1.45	1.40
Expenses, net of waivers and reimbursements	1.20	1.30	1.30	1.30	1.30
Net investment income (loss), before waivers and reimbursements	0.18	0.11	(0.59)	(0.25)	0.18
Net investment income (loss), net of waivers and reimbursements	0.41	0.21	(0.58)	(0.10)	0.28
Class I net assets at the end of the year (in thousands)	$134,297	$108,401	$171,994	$151,302	$142,885
Portfolio turnover rate (%)	117	101	76	119	142

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

					Class R6
			Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.41	$23.84	$22.44	$16.93	$14.06
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	(0.12)	(0.00) ^	0.05
Net realized and unrealized gain (loss) on investments	3.59	(6.69)	3.56	5.53	2.86
Total from investment operations	3.67	(6.64)	3.44	5.53	2.91
Less distributions from:
Net investment income	0.06	—	0.01	0.02	0.04
Net realized gain	—	0.79	2.03	—	—
Total distributions	0.06	0.79	2.04	0.02	0.04
Net asset value, end of year	$20.02	$16.41	$23.84	$22.44	$16.93
Total return (%)	22.37	(27.91)	15.58	32.66	20.69
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.32	1.31	1.23	1.36	1.33
Expenses, net of waivers and reimbursements	1.15	1.25	1.23	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.29	0.18	(0.49)	(0.14)	0.27
Net investment income (loss), net of waivers and reimbursements	0.46	0.24	(0.49)	(0.03)	0.35
Class R6 net assets at the end of the year (in thousands)	$251,558	$211,203	$324,152	$152,160	$130,711
Portfolio turnover rate (%)	117	101	76	119	142

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2023

Financial Highlights — For a share outstanding throughout each period

China Growth Fund

			Class I
	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$6.46	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	(1.62)	(3.11)	(0.42)
Total from investment operations	(1.57)	(3.08)	(0.46)
Less distributions from:
Net investment income	0.02	—	—
Net realized gain	—	—	—
Total distributions	0.02	—	—
Net asset value, end of year	$4.87	$6.46	$9.54
Total return (%)*	(24.28)	(32.43)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	9.78	5.31	4.74
Expenses, net of waivers and reimbursements	0.99	1.01	1.05
Net investment income (loss), before waivers and reimbursements	(7.93)	(3.90)	(4.69)
Net investment income (loss), net of waivers and reimbursements	0.86	0.40	(1.00)
Class I net assets at the end of the year (in thousands)	$160	$509	$5,538
Portfolio turnover rate (%)*	97	36	4

			Class R6
	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$6.45	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(1.61)	(3.11)	(0.43)
Total from investment operations	(1.57)	(3.09)	(0.46)
Less distributions from:
Net investment income	0.03	0.00 ^	—
Net realized gain	—	—	—
Total distributions	0.03	0.00 ^	—
Net asset value, end of year	$4.85	$6.45	$9.54
Total return (%)*	(24.38)	(32.49)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	9.75	5.27	4.72
Expenses, net of waivers and reimbursements	0.94	0.96	1.00
Net investment income (loss), before waivers and reimbursements	(8.08)	(4.01)	(4.61)
Net investment income (loss), net of waivers and reimbursements	0.73	0.30	(0.89)
Class R6 net assets at the end of the year (in thousands)	$1,687	$1,438	$1,687
Portfolio turnover rate (%)*	97	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2023	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

			Class I
	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.44	(2.10)	(0.40)
Total from investment operations	0.96	(1.62)	(0.13)
Less distributions from:
Net investment income	0.48	0.51	0.28
Net realized gain	—	—	—
Return of capital	0.03	0.02	—
Total distributions	0.51	0.53	0.28
Net asset value, end of year	$7.89	$7.44	$9.59
Total return (%)*	13.41	(16.93)	(1.39)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.26	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	6.42	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	6.98	5.97	4.56
Class I net assets at the end of the year (in thousands)	$3,205	$923	$1,484
Portfolio turnover rate (%)*	106	118	72

			Class R6
	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.48	0.28
Net realized and unrealized gain (loss) on investments	0.42	(2.09)	(0.41)
Total from investment operations	0.95	(1.61)	(0.13)
Less distributions from:
Net investment income	0.48	0.52	0.28
Net realized gain	—	—	—
Return of capital	0.03	0.02	—
Total distributions	0.51	0.54	0.28
Net asset value, end of year	$7.88	$7.44	$9.59
Total return (%)*	13.48	(16.95)	(1.32)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.17	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	6.52	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	7.04	6.05	4.62
Class R6 net assets at the end of the year (in thousands)	$50,231	$44,903	$50,010
Portfolio turnover rate (%)*	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of William Blair Funds (the “Trust”) (comprising Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund, and Emerging Markets Debt Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising William Blair Funds at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the William Blair Funds	Statements of operations	Statements of changes in net assets	Financial highlights
Growth Fund
Large Cap Growth Fund
Small-Mid Cap Growth Fund
Small Cap Growth Fund
Global Leaders Fund
International Leaders Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Small-Mid Cap Core Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023 and the period from October 1, 2019 (commencement of operations) through December 31, 2019
China Growth Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and the period from August 27, 2021 (commencement of operations) through December 31, 2021
Emerging Markets Debt Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and the period from May 25, 2021 (commencement of operations) through December 31, 2021

December 31, 2023	William Blair Funds	165

Funds comprising the William Blair Funds	Statements of operations	Statements of changes in net assets	Financial highlights
Small Cap Value Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and the period from November 1, 2021 through December 31, 2021 and the year ended October 31, 2021
Mid Cap Value Fund	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 16, 2022 (commencement of operations) through December 31, 2022
Emerging Markets ex China Growth Fund	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 29, 2022 (commencement of operations) through December 31, 2022
Small-Mid Cap Value Fund	For the period from August 17, 2023 (commencement of operations) through December 31, 2023

The financial highlights for each of the two years in the period ended October 31, 2020 for the Small Cap Value Fund were audited by other auditors whose report dated December 21, 2020, expressed an unqualified opinion on the financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 23, 2024

166	Annual Report	December 31, 2023

APPROVAL OF THE MANAGEMENT AGREEMENT FOR THE WILLIAM BLAIR
SMALL-MID CAP VALUE FUND

On April 26, 2023, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the management agreement between the Trust, on behalf of the William Blair Small-Mid Cap Value Fund (the “Fund”), and William Blair Investment Management, LLC (the “Adviser”). The Independent Trustees met independently of Trust management and the interested Trustees of the Trust to consider the approval of the management agreement. The Independent Trustees reviewed materials provided by the Adviser and Broadridge for the approval of the management agreement and were assisted by independent legal counsel in making their determination. The Board determined that, given the totality of the information provided with respect to the management agreement, the Board had received sufficient information to consider the approval of the management agreement. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services expected to be provided by the Adviser to the Fund, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered that the Adviser also manages other series of the Trust and that the Board is familiar with the background and experience of the Fund’s portfolio managers. The Board considered the extensive information it receives from the Adviser in connection with the annual contract renewal process including financial information regarding the Adviser. The Board considered the previous experience of the Fund’s portfolio management team members with value-style investments in small-cap and mid-cap companies. The Board also considered the Adviser’s experience in managing new funds and investing in the proposed Fund’s asset class and that the Adviser serves as investment adviser to the other series of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the Fund’s advisory fee to an expense peer group and an expense peer universe of institutional funds provided by Broadridge. The Broadridge expense peer group for the Fund consisted of the Fund (which Broadridge classified as a mid-cap value fund), 12 (no-load) institutional small-cap core funds and 2 (no-load) institutional small-cap value funds, as classified by Broadridge. The Broadridge expense peer universe for the Fund consisted of the Fund, the Fund’s Broadridge expense peer group and all other institutional mid-cap value, small-cap core and small-cap value funds, excluding outliers.

In considering the information, the Board noted that the proposed advisory fee for the Fund was below the median and the average contractual management fees of the expense peer group. The Board also considered that the Adviser had proposed to limit total operating expenses, including waiving advisory fees for each share class of the Fund, until April 30, 2025. On the basis of the information provided, the Board concluded that the proposed advisory fee for the Fund was reasonable in light of the nature, quality and extent of services expected to be provided by the Adviser.

Profitability. With respect to the estimated profitability of the Management Agreement to the Adviser with respect to the Fund, the Board considered the Fund’s proposed advisory fee, that the Fund was newly organized and had no assets, the Adviser’s agreement to limit total expenses until April 30, 2025 for Class I and Class R6 shares. The Board also considered that the Adviser will be incurring all expenses related to the organization of the Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Adviser’s agreement to limit total expenses until April 30, 2025, and concluded that the advisory fee for the Fund was reasonable.

Other Benefits to the Adviser. The Board considered benefits to be derived by the Adviser from its relationship with the Trust based on information provided during the annual contract renewal process, including receipt of research from brokerage firms, reimbursement of some intermediary fees in the nature of sub-transfer agency fees and favorable media coverage. The Board concluded that, after taking into account these benefits, the proposed advisory fee for the Fund was reasonable.

Conclusion. Based upon the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2023	William Blair Funds	167

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	19	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016-2020)	19	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	19	Potbelly Sandwich Works (2001 to 2015 and since 2021)(3)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	19	Muzinich BDC, Inc. (since 2019) and Muzinich Corporate Lending Income Fund, Inc. (since 2023); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	Includes directorships of public companies and other registered investment companies held during the past five years.

168	Annual Report	December 31, 2023

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	19	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(5)	19	Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); Green Thumb Industries (2022); LanzaTech Global (since 2023)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	19	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(6)	19	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Ms. Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	On February 9, 2021, Potbelly Corporation (“Potbelly”) entered into a securities purchase agreement with accredited purchasers, pursuant to which Potbelly agreed to issue and sell to the purchasers in a private placement an aggregate of (i) 3,249,668 shares of Potbelly’s common stock, par value $0.01 per share and (ii) warrants to purchase an aggregate of 1,299,861 shares of common stock, for an aggregate purchase price of $15.9 million (the “Offering”). The Offering closed on February 12, 2021. WBC acted as the sole placement agent for the Offering and received fees from Potbelly of approximately $1,025,000.
(4)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $252,000 and $295,000 in 2021 and 2022, respectively, for the services provided. DFS’s revenue was approximately $993 million in 2021 and $834 million in 2022. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(5)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(6)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

December 31, 2023	William Blair Funds	169

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair (2020-2021); NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs International (1998-2018)

Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair (since 2019); formerly, Associate, William Blair

170	Annual Report	December 31, 2023

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Partner, William Blair (since 2024); formerly, Associate, William Blair (2019-2023); formerly, Managing Director, AQR Capital Management (2011-2019)

Nicholas Zimmerman, CFA, 1980	Senior Vice President	Since 2023	Partner, William Blair (since 2022); formerly, Associate, William Blair

Paul Birchenough, 1982	Vice President	Since 2024	Associate, William Blair (since 2024); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2011-2020)

Matthew Fleming, CFA, 1973	Vice President	Since 2022	Associate, William Blair (since 2021); formerly, Investment Counselors of Maryland, LLC (2008-2021)

Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)

Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Ian Smith, 1978	Vice President	Since 2024	Associate, William Blair (since 2024); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2012-2020)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2023	Associate, William Blair

(1)	The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2023	William Blair Funds	171

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information:

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2023 (in thousands):

Fund	Capital Gain Dividend
Growth	$24,248
Small-Mid Cap Growth	151,303
Small Cap Growth	11,518
Small Cap Value	29,835
Global Leaders	6,749
International Growth	43,927
Institutional International Growth	15,350

172	Annual Report	December 31, 2023

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2023	William Blair Funds	173

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,095.21	$6.34	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,095.46	$4.81	0.91
Class I-hypothetical 5% return	$1,000.00	$1,045.41	$4.69	0.91
Class R6-actual return	$1,000.00	$1,095.86	$4.60	0.87
Class R6-hypothetical 5% return	$1,000.00	$1,045.61	$4.49	0.87
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,121.15	$4.81	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class I-actual return	$1,000.00	$1,122.04	$3.48	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Class R6-actual return	$1,000.00	$1,123.06	$3.21	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Mid Cap Value Fund
Class I-actual return	$1,000.00	$1,069.29	$3.91	0.75
Class I-hypothetical 5% return	$1,000.00	$1,046.22	$3.87	0.75
Class R6-actual return	$1,000.00	$1,069.80	$3.65	0.70
Class R6-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,048.08	$4.90	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,047.81	$4.65	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,053.70	$6.42	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,054.75	$5.13	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,054.92	$4.87	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Small-Mid Cap Value Fund
Class I-actual return (b)	$1,000.00	$1,064.55	$3.27	0.85
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,046.83	$3.24	0.85
Class R6-actual return (b)	$1,000.00	$1,065.01	$3.08	0.80
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,047.02	$3.05	0.80
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,044.10	$6.39	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,045.32	$5.10	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,045.81	$4.85	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,085.17	$5.83	1.11
Class N-hypothetical 5% return	$1,000.00	$1,044.40	$5.72	1.11
Class I-actual return	$1,000.00	$1,086.61	$4.68	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.51	$4.59	0.89
Class R6-actual return	$1,000.00	$1,086.89	$4.16	0.79
Class R6-hypothetical 5% return	$1,000.00	$1,046.02	$4.07	0.79
Global Leaders Fund
Class N-actual return	$1,000.00	$1,035.17	$5.90	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,037.21	$4.62	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,037.08	$4.36	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85

174	Annual Report	December 31, 2023

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,012.31	$5.83	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,013.33	$4.57	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,013.82	$4.31	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,036.00	$6.36	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,037.01	$5.08	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,037.48	$4.83	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,034.93	$4.82	0.94
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,053.01	$6.99	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,054.12	$5.70	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class R6-actual return	$1,000.00	$1,054.34	$5.44	1.05
Class R6-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,010.93	$6.29	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,013.78	$5.03	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,013.39	$4.77	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,045.33	$6.39	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,046.88	$5.11	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,046.86	$4.85	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Emerging Markets ex China Growth Fund
Class I-actual return	$1,000.00	$1,099.16	$5.24	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,099.33	$4.97	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,089.63	$7.37	1.40
Class N-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Class I-actual return	$1,000.00	$1,090.56	$6.06	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class R6-actual return	$1,000.00	$1,091.36	$5.80	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
China Growth Fund
Class I-actual return	$1,000.00	$890.93	$4.72	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$891.68	$4.48	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94

December 31, 2023	William Blair Funds	175

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
Emerging Markets Debt Fund
Class I-actual return	$1,000.00	$1,078.89	$3.67	0.70%
Class I-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Class R6-actual return	$1,000.00	$1,079.27	$3.41	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 365 (to reflect the one-half year period).
(b)	For the period August 17, 2023 (Commencement of Operations) to December 31, 2023.

176	Annual Report	December 31, 2023

BOARD OF TRUSTEES (as of February 23, 2024)

Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Cissie Citardi
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
President and Chief Executive Officer, YMCA of Metropolitan Chicago
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP

Officers

Alaina Anderson, CFA, Senior Vice President
Marcelo Assalin, CFA, Senior Vice President
Daniel Crowe, CFA, Senior Vice President
Robert J. Duwa, CFA, Senior Vice President
Simon Fennell, Senior Vice President
David C. Fording, CFA, Senior Vice President
James S. Golan, CFA, Senior Vice President
William V. Heaphy, CFA, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, CFA, Senior Vice President
D.J. Neiman, CFA, Senior Vice President
Casey K. Preyss, CFA, Senior Vice President
David P. Ricci, CFA, Senior Vice President
Lisa D. Rusch, Senior Vice President
Hugo Scott-Gall, Senior Vice President
Ward D. Sexton, CFA, Senior Vice President
Andrew Siepker, CFA, Senior Vice President
Mark C. Thompson, CFA, Senior Vice President
Vivian Lin Thurston, CFA, Senior Vice President
Dan Zelazny, Senior Vice President
Nicholas Zimmerman, CFA, Senior Vice President
Paul Birchenough, Vice President
Matthew Fleming, CFA, Vice President
Gary J. Merwitz, Vice President
Marco Ruijer, CFA, Vice President
Ian Smith, Vice President
John M. Raczek, Treasurer
Andrew T. Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Daniel Carey, Chief Legal Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
SS&C GIDS, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137
Kansas City, Missouri 64121-9137

December 31, 2023	William Blair Funds	177

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	EMERGING MARKETS DEBT Emerging Markets Debt Fund
Growth Fund	Global Leaders Fund
Large Cap Growth Fund
Mid Cap Value Fund	INTERNATIONAL EQUITY
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Value Fund	Institutional International Growth Fund
Small Cap Growth Fund	International Small Cap Growth Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets ex China Growth Fund
Emerging Markets Small Cap Growth Fund
China Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com		150 North Riverside Plaza Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, the Registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 14(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2022 and 2023, Ernst & Young LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $489,200 and $492,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2022 and 2023, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2022 and 2023, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment adviser (“William Blair”), or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2022 and 2023, E&Y billed the Registrant $194,140 and $325,408, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2022 and 2023, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2022 and 2023, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2022 and 2023, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2022 and 2023 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2022 and 2023, E&Y billed the Trust $194,140 and $325,408, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Auditor Branch or Office Located in Foreign Jurisdiction

Not applicable to this Registrant.

Foreign Issuer

Not applicable to this Registrant.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1 with respect to Item 6(a).

Item 6(b) is not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 14.	Exhibits

14. (a) (1) Code of Ethics required by Item 2 is filed as an exhibit hereto.

14. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

14. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

14. (a) (3)

Not applicable to this Registrant.

14. (a) (4)

Not applicable to this filing.

14. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 23, 2024

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: February 23, 2024